                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-05876

                          LORD ABBETT SERIES FUND, INC.
                          -----------------------------
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 12/31
                         -----
Date of reporting period: 12/31/2004
                          ----------

ITEM 1:      REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]

 2004
ANNUAL
 REPORT

LORD ABBETT
SERIES FUND-
ALL VALUE PORTFOLIO

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

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LORD ABBETT SERIES FUND - ALL VALUE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - All Value Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ROBERT S. DOW

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended December 31, 2004. In January, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified. A positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. Inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2.0% gain in March.

     Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index (CPI), which is a measure of retail prices and commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1.0% to 1.3%, and stocks responded positively to the widely expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

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     After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

    The combination of declining gasoline prices during much of the third quarter and the addition of 300,000 - 400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.3% to 1.5%. This was followed by another increase to 1.8% on September 21. Two additional increases in November and December brought the fed funds rate to 2.3% by year-end.

    In the final quarter of the year, employment increased. The CPI increased 0.5% in October and 0.1% in November. In addition, the S&P 500 Index(1) gained 1.5% in October, 4.0% in November and 3.4% in December. For 2004 as a whole, the S&P 500 Index(1) reported a gain of 10.9%.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2004?

A: Lord Abbett Series Fund - All Value Portfolio returned 15.7%, reflecting performance at the Net Asset Value (NAV) of Class VC shares, with all distributions reinvested, during the twelve-month period ended December 31, 2004. The Fund's benchmark, the Russell 3000(R) Value Index,(2) returned 16.9% in the same period. Standardized Average Annual Total Returns as of December 31, 2004 are 1 Year: 15.7% and Since Inception (4/30/03): 24.9%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

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     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection within the consumer discretionary sector was the largest detractor to Fund performance for the one-year period. Three media stocks underperformed, as did a number of retail holdings including an importer of gifts and home furnishings. An overweight position within the healthcare sector, the Fund's worst performing sector for the period, also hurt performance. However, some of the negative impact of the healthcare overweight was offset by strong stock selection among some healthcare holdings.

     Strong stock selection within the technology sector was the greatest contributor to performance relative to the index. A personal computer company outperformed due to a favorable consumer response to both the company's audio products and their recent upgrades to their line of personal computers. In addition, good stock selection and a substantially underweight position within the lagging financial services sector produced a positive result.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     PLEASE CONSIDER THE SERIES FUND INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES BEFORE INVESTING. A PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE SERIES FUND. TO OBTAIN A PROSPECTUS ON THE SERIES FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

(2) The Russell 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indices. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of

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December 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 3000(R) Value Index and the S&P 500/Barra Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                     THE FUND (CLASS VC SHARES)    RUSSELL 3000(R)    S&P 500/BARRA
                     AT NET ASSET VALUE            VALUE INDEX(1)     VALUE INDEX(1)
Apr 30, 2003              $         10,000         $        10,000    $       10,000
May 31, 2003              $         10,510         $        10,672    $       10,736
Jun 30, 2003              $         10,700         $        10,809    $       10,814
Jul 31, 2003              $         10,981         $        10,997    $       11,054
Aug 31, 2003              $         11,241         $        11,186    $       11,293
Sep 30, 2003              $         10,910         $        11,075    $       11,089
Oct 31, 2003              $         11,621         $        11,769    $       11,847
Nov 30, 2003              $         11,901         $        11,952    $       11,954
Dec 31, 2003              $         12,534         $        12,664    $       12,693
Jan 31, 2004              $         12,606         $        12,904    $       12,917
Feb 29, 2004              $         13,021         $        13,178    $       13,209
Mar 31, 2004              $         13,000         $        13,086    $       13,118
Apr 30, 2004              $         12,627         $        12,738    $       12,794
May 31, 2004              $         12,699         $        12,869    $       12,941
Jun 30, 2004              $         13,175         $        13,200    $       13,222
Jul 31, 2004              $         12,699         $        12,978    $       12,972
Aug 31, 2004              $         12,771         $        13,159    $       13,112
Sep 30, 2004              $         13,081         $        13,389    $       13,360
Oct 31, 2004              $         13,277         $        13,610    $       13,562
Nov 30, 2004              $         14,075         $        14,342    $       14,224
Dec 31, 2004              $         14,501         $        14,810    $       14,687

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2004

                  1 YEAR   LIFE OF CLASS
Class VC(2)       15.71%       24.91%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

(2) The Class VC shares were first offered on April 30, 2003. Performance is at net asset value.

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EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/04 - 12/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                           BEGINNING       ENDING        EXPENSES
                                            ACCOUNT       ACCOUNT       PAID DURING
                                            VALUE          VALUE         PERIOD+
                                          -----------      --------      ----------
                                                                           7/1/04 -
                                            7/1/04         12/31/04        12/31/04
                                          -----------      --------      ----------
Actual                                    $  1,000.00    $  1,100.70       $   6.02
Hypothetical (5% Return Before Expenses)  $  1,000.00    $  1,019.41       $   5.79

+ Expenses are equal to the Fund's annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2004

SECTOR                                    %*
Auto & Transportation                    2.93%
Consumer Discretionary                   9.99%
Consumer Staples                         2.61%
Financial Services                      15.52%
Healthcare                               5.69%
Integrated Oils                          6.56%
Materials & Processing                  17.08%
Other                                    6.92%
Other Energy                             4.87%
Producer Durables                        6.61%
Short-Term Investment                    8.70%
Technology                               7.95%
Utilities                                4.57%
Total                                  100.00%

*    Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
----------------------------------------------------------------------------------
COMMON STOCKS 96.35%

ADVERTISING AGENCY 0.05%
Interpublic Group of
Cos., Inc.*                                                       230   $        3
                                                                        ----------

AEROSPACE 0.42%
Moog, Inc. Class A*                                               600           27
                                                                        ----------

AGRICULTURE FISHING & RANCHING 0.20%
Monsanto Co.                                                      230           13
                                                                        ----------

AIR TRANSPORTATION 0.20%
Frontier Airlines, Inc.*                                        1,100           13
                                                                        ----------

ALUMINUM 1.35%
Alcoa, Inc.                                                     2,770           87
                                                                        ----------

AUTO COMPONENTS 0.47%
Modine Manufacturing Co.                                          900           30
                                                                        ----------

AUTO PARTS: AFTER MARKET 0.20%
Genuine Parts Co.                                                 300           13
                                                                        ----------

AUTO PARTS: ORIGINAL EQUIPMENT 0.37%
Dana Corp.                                                      1,400           24
                                                                        ----------

BANKS: NEW YORK CITY 1.47%
Bank of New York Co.,
Inc. (The)                                                      1,600           54
JPMorgan Chase & Co.                                            1,056           41
                                                                        ----------
TOTAL                                                                           95
                                                                        ----------

BANKS: OUTSIDE NEW YORK CITY 7.73%
Bank of America Corp.                                           2,400          113
Cullen/Frost Bankers, Inc.                                      1,500           73
Doral Financial Corp.                                           2,100          103
Mellon Financial Corp.                                          2,700           84
Wachovia Corp.                                                  1,325           70
Wells Fargo & Co.                                                 900           56
                                                                        ----------
TOTAL                                                                          499
                                                                        ----------

BEVERAGE: SOFT DRINKS 1.70%
PepsiCo, Inc.                                                   2,100   $      110
                                                                        ----------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 0.48%
Baxter Int'l., Inc.                                               900           31
                                                                        ----------

CHEMICALS 4.04%
Cytec Industries, Inc.                                            940           48
E.I. du Pont de
Nemours & Co.                                                   2,700          132
Eastman Chemical Co.                                              910           53
OM Group, Inc.*                                                   200            7
Praxair, Inc.                                                     475           21
                                                                        ----------
TOTAL                                                                          261
                                                                        ----------

COMMUNICATIONS TECHNOLOGY 2.48%
Avaya, Inc.*                                                    1,500           26
McAfee, Inc.*                                                   1,800           52
Motorola, Inc.                                                  4,800           82
                                                                        ----------
TOTAL                                                                          160
                                                                        ----------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 2.07%
Cadence Design
Systems, Inc.*                                                  3,500           48
Microsoft Corp.                                                 3,200           86
                                                                        ----------
TOTAL                                                                          134
                                                                        ----------

COMPUTER TECHNOLOGY 2.29%
Apple Computer, Inc.*                                             900           58
Emc Corp.*                                                      3,195           47
UNOVA, Inc.*                                                    1,700           43
                                                                        ----------
TOTAL                                                                          148
                                                                        ----------

CONSUMER PRODUCTS 0.22%
Gillette Co.                                                      235           11
Yankee Candle Co.*                                                100            3
                                                                        ----------
TOTAL                                                                           14
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
----------------------------------------------------------------------------------
CONTAINERS & PACKAGING: PAPER &
PLASTIC 1.19%
Pactiv Corp.*                                                   3,050   $       77
                                                                        ----------

COPPER 0.09%
Mueller Industries, Inc.                                          200            6
                                                                        ----------

DIVERSIFIED FINANCIAL SERVICES 3.42%
BISYS Group, Inc. (The)*                                        1,100           18
Citigroup, Inc.                                                 3,100          149
Merrill Lynch & CO., Inc.                                         900           54
                                                                        ----------
TOTAL                                                                          221
                                                                        ----------

DRUG & GROCERY STORE CHAINS 0.79%
CVS Corp.                                                         500           23
Kroger Co.*                                                     1,600           28
                                                                        ----------
TOTAL                                                                           51
                                                                        ----------

DRUGS & PHARMACEUTICALS 5.02%
GlaxoSmithKline plc ADR                                         1,000           47
Mylan Laboratories, Inc.                                        2,900           51
Novartis AG ADR                                                 1,000           51
Pfizer, Inc.                                                      200            5
Schering-Plough Corp.                                           3,230           68
Wyeth                                                           2,400          102
                                                                        ----------
TOTAL                                                                          324
                                                                        ----------

ELECTRICAL EQUIPMENT &
COMPONENTS 0.87%
Emerson Electric Co.                                              800           56
                                                                        ----------

ELECTRONICS 1.05%
Vishay Intertechnology,
Inc.*                                                           4,500           68
                                                                        ----------

ELECTRONICS: TECHNOLOGY 0.50%
Solectron Corp.*                                                5,900           32
                                                                        ----------

ENTERTAINMENT 3.86%
Viacom, Inc. Class B                                            2,500           91
Walt Disney Co. (The)                                           5,690          158
                                                                        ----------
TOTAL                                                                          249
                                                                        ----------

FERTILIZERS 0.51%
Potash Corp. of
Saskatchewan, Inc.(a)                                             400   $       33
                                                                        ----------

FOODS 0.26%
Kraft Foods, Inc. Class A                                         490           17
                                                                        ----------

FOREST PRODUCTS 0.93%
Georgia-pacific Corp.                                           1,600           60
                                                                        ----------

GOLD 2.06%
Newmont Mining Corp.                                            3,000          133
                                                                        ----------

HEALTHCARE FACILITIES 0.26%
Pharmaceutical Product
Development, Inc.*                                                400           17
                                                                        ----------

HOUSEHOLD FURNISHINGS 0.31%
Ethan Allen Interiors Inc.                                        500           20
                                                                        ----------

IDENTIFICATION CONTROL & FILTER
DEVICES 1.95%
Hubbell, Inc.                                                     900           47
IDEX Corp.                                                        200            8
Parker Hannifin Corp.                                             700           53
Roper Industries, Inc.                                            300           18
                                                                        ----------
TOTAL                                                                          126
                                                                        ----------

INSURANCE: MULTI-LINE 1.69%
American Int'l. Group, Inc.                                       155           10
CIGNA Corp.                                                       100            8
Lincoln National Corp.                                            120            6
Markel Corp.*                                                      60           22
Safeco Corp.                                                    1,200           63
                                                                        ----------
TOTAL                                                                          109
                                                                        ----------

MACHINERY: AGRICULTURAL 1.04%
Deere & Co.                                                       905           67
                                                                        ----------

MACHINERY: ENGINES 0.80%
Briggs & Stratton Corp.                                         1,000           42
Cummins, Inc.                                                     125           10
                                                                        ----------
Total                                                                           52
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
----------------------------------------------------------------------------------
MACHINERY: INDUSTRIAL/SPECIALTY 0.74%
Illinois Tool Works, Inc.                                         360   $       34
Woodward Governor Co.                                             200           14
                                                                        ----------
TOTAL                                                                           48
                                                                        ----------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 3.98%
Baker Hughes, Inc.                                                350           15
FMC Technologies, Inc.*                                           400           13
Grant Prideco, Inc.*                                            1,700           34
Halliburton Co.                                                   150            6
Helmerich & Payne, Inc.                                         2,330           79
Key Energy Services, Inc.*                                      3,100           36
Schlumberger Ltd.(a)                                            1,100           74
                                                                        ----------
TOTAL                                                                          257
                                                                        ----------

MACHINERY: SPECIALTY 0.09%
JLG Industries, Inc.                                              300            6
                                                                        ----------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 0.25%
Bausch & Lomb, Inc.                                               245           16
                                                                        ----------

METAL FRABRICATING 2.56%
Quanex Corp.                                                    1,200           82
Shaw Group, Inc. (The)*                                         1,300           23
Timken Co. (The)                                                2,300           60
                                                                        ----------
TOTAL                                                                          165
                                                                        ----------

METALS & MINERALS MISCELLANEOUS 0.45%
GrafTech Int'l., Ltd.*                                          1,600           15
Minerals Technologies, Inc.                                       200           14
                                                                        ----------
TOTAL                                                                           29
                                                                        ----------

MILLING: FRUIT AND GRAIN PROCESSING 1.32%
Archer-Daniels-Midland Co.                                      3,800           85
                                                                        ----------

MISCELLANEOUS EQUIPMENT 0.73%
W.W. Grainger, Inc.                                               700           47
                                                                        ----------

MISCELLANEOUS MATERIALS &
PROCESSING 0.20%
Rogers Corp.*                                                     290   $       13
                                                                        ----------

MULTI-SECTOR COMPANIES 7.29%
Carlisle Cos., Inc.                                             1,100           71
Eaton Corp.                                                       870           63
General Electric Co.                                            4,700          172
Trinity Industries, Inc.                                        1,500           51
Tyco Int'l., Ltd.(a)                                            3,200          114
                                                                        ----------
TOTAL                                                                          471
                                                                        ----------

OFFICE FURNITURE & BUSINESS
EQUIPMENT 0.33%
Xerox Corp.*                                                    1,240           21
                                                                        ----------

OIL: CRUDE PRODUCERS 1.16%
EOG Resources, Inc.                                               435           31
Grey Wolf, Inc.*                                                8,300           44
                                                                        ----------
TOTAL                                                                           75
                                                                        ----------

OIL: INTEGRATED DOMESTIC 1.35%
GlobalSantaFe Corp.                                             2,625           87
                                                                        ----------

OIL: INTEGRATED INTERNATIONAL 5.57%
ChevronTexaco Corp.                                               800           42
Exxon Mobil Corp.                                               6,200          318
                                                                        ----------
TOTAL                                                                          360
                                                                        ----------

PAINTS & COATINGS 1.16%
Valspar Corp. (The)                                             1,500           75
                                                                        ----------

PAPER 1.97%
International Paper Co.                                         2,300           97
MeadWestvaco Corp.                                                900           30
                                                                        ----------
TOTAL                                                                          127
                                                                        ----------

PUBLISHING: MISCELLANEOUS 1.15%
R.R. Donnelley & Sons Co.                                       2,100           74
                                                                        ----------

PUBLISHING: NEWSPAPERS 0.36%
Tribune Co.                                                       550           23
                                                                        ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
----------------------------------------------------------------------------------
RAILROADS 1.19%
CSX Corp.                                                       1,180   $       47
Union Pacific Corp.                                               440           30
                                                                        ----------
TOTAL                                                                           77
                                                                        ----------

REAL ESTATE INVESTMENT TRUSTS 0.59%
Host Marriott Corp.                                             2,220           38
                                                                        ----------

RESTAURANTS 1.52%
Brinker Int'l., Inc.*                                             400           14
Wendy's Int'l., Inc.                                            2,100           83
Yum! Brands, Inc.                                                  30            1
                                                                        ----------
TOTAL                                                                           98
                                                                        ----------

RETAIL 2.62%
AnnTaylor Stores Corp.*                                           200            4
Barnes & Noble, Inc.*                                           1,595           51
Federated Department
Stores, Inc.                                                      540           31
May Department Stores Co.                                       2,200           65
OfficeMax, Inc.                                                   400           13
Target Corp.                                                      100            5
                                                                        ----------
TOTAL                                                                          169
                                                                        ----------

SAVINGS & LOAN 1.49%
W Holding Co., Inc.                                             1,836           42
Webster Financial Corp.                                         1,065           54
                                                                        ----------
TOTAL                                                                           96
                                                                        ----------

SERVICES: COMMERCIAL 0.40%
Waste Management, Inc.                                            880           26
                                                                        ----------

SHOES 0.06%
Nike, Inc. Class B                                                 40            4
                                                                        ----------

TRANSPORTATION MISCELLANEOUS 0.67%
United Parcel Service,
Inc. Class B                                                      500           43
                                                                        ----------

UTILITIES: CABLE TV & RADIO 1.59%
Comcast Corp. Class A*                                          3,150          103
                                                                        ----------

UTILITIES: ELECTRICAL 0.70%
Ameren Corp.                                                       80   $        4
CMS Energy Corp.*                                               3,440           36
NiSource, Inc.                                                    200            5
                                                                        ----------
TOTAL                                                                           45
                                                                        ----------

UTILITIES: TELECOMMUNICATIONS 2.49%
SBC Communications, Inc.                                          290            7
Verizon
Communications, Inc.                                            3,800          154
                                                                        ----------
TOTAL                                                                          161
                                                                        ----------

UTILITIES: WATER 0.03%
Aqua America, Inc.                                                 87            2
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $5,655,953)                                                            6,221
                                                                        ==========

                                                           PRINCIPAL
                                                            AMOUNT
                                                             (000)
                                                           ----------
SHORT-TERM INVESTMENT 9.18%

REPURCHASE AGREEMENT 9.18%

Repurchase Agreement
dated 12/31/2004,
1.80% due 1/3/2005
with State Street
Bank & Trust Co.
collateralized by
$560,000 of Federal
National Mortgage Assoc.
at 5.75% due 2/15/2008;
Value: $607,864;
proceeds: $592,775
(Cost $592,686)                                            $      593   $      593
                                                                        ----------
TOTAL INVESTMENTS IN SECURITIES 105.53%
(Cost $6,248,639)                                                       $    6,814
                                                                        ==========
LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS (5.53%)                                                          (357)
                                                                        ==========
NET ASSETS 100.00%                                                      $    6,457
                                                                        ==========

 *    Non-income producing security.
(a)   Foreign security traded in U.S. dollars.
ADR   American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
   Investments in securities, at value (Cost $6,248,639)                                  $    6,813,898
   Receivables:
     Interest and dividends                                                                        5,566
     Capital shares sold                                                                          47,970
     From advisor                                                                                  5,255
   Prepaid expenses                                                                                   10
--------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                                6,872,699
========================================================================================================
LIABILITIES:
   Payables:
     Investment securities purchased                                                             387,061
     Capital shares reacquired                                                                         5
     Management fee                                                                                3,730
     Fund administration                                                                             199
     Directors' fees                                                                                  35
   Accrued expenses and other liabilities                                                         24,753
--------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                             415,783
========================================================================================================
NET ASSETS                                                                                $    6,456,916
========================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                           $    5,907,144
Undistributed net investment income                                                                2,458
Accumulated net realized loss on investments                                                     (17,945)
Net unrealized appreciation on investments                                                       565,259
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $    6,456,916
========================================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR VALUE)               463,017
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                             $        13.95
========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends                                                      $       46,475
Interest                                                                3,296
Foreign withholding tax                                                  (105)
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                49,666
-----------------------------------------------------------------------------
EXPENSES:
Management fee                                                         17,276
Shareholder servicing                                                   4,996
Professional                                                           15,417
Reports to shareholders                                                18,049
Fund administration                                                       921
Custody                                                                13,762
Directors' fees                                                            55
Offering                                                                  558
Other                                                                     341
-----------------------------------------------------------------------------
Gross expenses                                                         71,375
   Expense reductions                                                     (27)
   Expenses assumed by advisor                                        (44,784)
-----------------------------------------------------------------------------
NET EXPENSES                                                           26,564
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  23,102
=============================================================================
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments                                      (17,907)
Net change in unrealized appreciation on investments                  524,096
=============================================================================
NET REALIZED AND UNREALIZED GAIN                                      506,189
=============================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $      529,291
=============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE YEAR ENDED      APRIL 30, 2003* TO
INCREASE IN NET ASSETS                                             DECEMBER 31, 2004       DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                               $         23,102        $            772
Net realized gain (loss) on investments                                      (17,907)                  8,667
Net change in unrealized appreciation on investments                         524,096                  41,163
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         529,291                  50,602
============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                        (20,730)                   (866)
Net realized gain                                                             (1,032)                 (7,616)
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                          (21,762)                 (8,482)
============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                              6,127,677                 200,000
Reinvestment of distributions                                                 21,762                   8,482
Cost of shares reacquired                                                   (450,654)                      -
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                         5,698,785                 208,482
============================================================================================================
NET INCREASE IN NET ASSETS                                                 6,206,314                 250,602
============================================================================================================
NET ASSETS:
Beginning of period                                                          250,602                       -
------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                       $      6,456,916        $        250,602
============================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                            $          2,458        $            (10)
============================================================================================================

*    Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                  4/30/2003(c)
                                                                  YEAR ENDED          TO
                                                                   12/31/04        12/31/03
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                            $        12.10   $        10.00
                                                                ==============   ==============
Investment operations:
  Net investment income(a)                                                 .13              .04
  Net realized and unrealized gain                                        1.77             2.48
                                                                --------------   --------------
    Total from investment operations                                      1.90             2.52
                                                                --------------   --------------
Distributions to shareholders from:
  Net investment income                                                   (.05)            (.04)
  Net realized gain                                                          -(e)          (.38)
                                                                --------------   --------------
    Total distributions                                                   (.05)            (.42)
                                                                --------------   --------------
NET ASSET VALUE, END OF PERIOD                                  $        13.95   $        12.10
                                                                ==============   ==============
Total Return(b)                                                          15.71%           25.33%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expenses assumed and expense reductions             1.14%             .77%(d)
  Expenses, excluding expenses assumed and expense reductions             3.06%           22.10%(d)
  Net investment income                                                    .99%             .35%(d)

                                                                                  4/30/2003(c)
                                                                  YEAR ENDED          TO
SUPPLEMENTAL DATA:                                                 12/31/04        12/31/03
===============================================================================================
   Net assets, end of period (000)                              $        6,457   $          251
   Portfolio turnover rate                                               19.19%           29.69%
===============================================================================================

(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.
(e)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven portfolios. This report covers All Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are generally allocated among the portfolios within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(g) OFFERING COSTS-Lord, Abbett & Co. LLC ("Lord Abbett") incurred initial offering costs on behalf of the Fund that have been reimbursed by the Fund. Such expenses were amortized on the straight-line method over a period of one year from the commencement of operations.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2004, Lord Abbett had contractually agreed to limit the Fund's other expenses (excluding management fee) to .40% of average daily net assets. Lord Abbett has contractually agreed to continue the expense cap arrangement for the fiscal year ending December 31, 2005.

The Company, on behalf on the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2004, the Fund incurred expenses of $4,834 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.


4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal periods ended December 31, 2004 and 2003 are as follows:

                                  YEAR ENDED  PERIOD ENDED
                                  12/31/2004   12/31/2003+
----------------------------------------------------------
Distributions paid from:
Ordinary income                   $   21,762   $     8,482
----------------------------------------------------------
   Total distributions paid       $   21,762   $     8,482
==========================================================

+For the period April 30, 2003 (commencement of operations) to December 31,
2003.

As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net            $     2,493
Capital loss carryforwards*                        (16,936)
Temporary differences                                  (35)
Unrealized gains - net                             564,250
----------------------------------------------------------
   Total accumulated earning - net             $   549,772
==========================================================

*As of December 31, 2004, the capital loss carryforward amount of $16,936 will expire on December 31, 2012.

As of December 31, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                     $   6,249,648
----------------------------------------------------------
Gross unrealized gain                              593,761
Gross unrealized loss                              (29,511)
----------------------------------------------------------
   Net unrealized security gain              $     564,250
==========================================================

The difference between book-basis and tax-basis unrealized gain (loss) is primarily attributable to wash sales.

Permanent items identified during the year ended December 31, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

  UNDISTRIBUTED           ACCUMULATED
 NET INVESTMENT          NET REALIZED         PAID-IN
         INCOME                  LOSS         CAPITAL
-----------------------------------------------------
     $       96             $       1         $   (97)

The permanent differences are primarily attributable to the tax treatment of certain expenses.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 are as follows:

PURCHASES            SALES
----------------------------
$ 5,882,706        $ 431,142

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2004.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinisic value of a particular value stock for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                   YEAR ENDED          PERIOD ENDED
                                            DECEMBER 31, 2004    DECEMBER 31, 2003*
-----------------------------------------------------------------------------------
Shares sold                                           476,269                20,000
Reinvestment of distributions                           1,571                   716
Shares reacquired                                     (35,539)                    -
-----------------------------------------------------------------------------------
Increase                                              442,301                20,716
-----------------------------------------------------------------------------------

*For the period April 30, 2003 (commencement of operations) to December 31,
2003.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - ALL VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - All Value Portfolio (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis forour opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - All Value Portfolio as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                               CURRENT POSITION
    NAME, ADDRESS AND          LENGTH OF SERVICE            PRINCIPAL OCCUPATION                             OTHER
      DATE OF BIRTH              WITH COMPANY              DURING PAST FIVE YEARS                        DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Director since 1995;   Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC       Chairman since 1996    Investment Officer of Lord Abbett
90 Hudson Street                                    since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                             OTHER
DATE OF BIRTH                     WITH COMPANY             DURING PAST FIVE YEARS                        DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW            Director since 1994    Managing General Partner, Bigelow      Currently serves as director of Adelphia
Emmerling                                           Media, LLC (since 2000); Senior        Communications, Inc., Crane Co., and
Communications                                      Adviser, Time Warner Inc. (1998 -      Huttig Building Products Inc.
41 Madison Ave.                                     2000); Acting Chief Executive
Suite 3810                                          Officer of Courtroom Television
New York, NY                                        Network (1997 - 1998); President and
Date of Birth: 10/22/1941                           Chief Executive Officer of Time
                                                    Warner Cable Programming, Inc. (1991
                                                    - 1997).

WILLIAM H.T. BUSH            Director since 1998    Co-founder and Chairman of the Board   Currently serves as director of
Bush-O'Donnell & Co., Inc.                          of the financial advisory firm of      Wellpoint Health Networks, Inc. (since
101 South Hanley Road                               Bush-O'Donnell & Company (since        2002), and Engineered Support Systems,
Suite 1250                                          1986).                                 Inc. (since 2000).
St. Louis, MO
Date of Birth: 7/14/1938

                               CURRENT POSITION
NAME, ADDRESS AND              LENGTH OF SERVICE            PRINCIPAL OCCUPATION                             OTHER
DATE OF BIRTH                    WITH COMPANY              DURING PAST FIVE YEARS                        DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.       Director since 1998    Managing Director of Monitor Clipper   Currently serves as director of
Monitor Clipper Partners                            Partners (since 1997) and President    Avondale, Inc. and Interstate Bakeries
Two Canal Park                                      of Clipper Asset Management Corp.      Corp.
Cambridge, MA                                       (since 1991), both private equity
Date of Birth: 10/25/1942                           investment funds.

JULIE A. HILL                Director since 2004    Owner and CEO of the Hillsdale         Currently serves as director of
1280 Bison                                          Companies, a business consulting       Wellpoint Health Networks Inc.;
Newport Coast, CA                                   firm (since 1998); Founder,            Resources Connection Inc.; and Holcim
Date of Birth: 7/16/1946                            President and Owner of the             (US) Inc. (a subsidiary of Holcim Ltd.)
                                                    Hiram-Hill and Hillsdale Development
                                                    Companies (1998 - 2000).

FRANKLIN W. HOBBS            Director since 2001    Former Chief Executive Officer of      Currently serves as director of Adolph
One Equity Partners                                 Houlihan Lokey Howard & Zukin, an      Coors Company.
320 Park Ave.                                       investment bank (January 2002 -
New York, NY                                        April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                            Dillon Read (1999 - 2001); Global
                                                    Head of Corporate Finance of SBC
                                                    Warburg Dillon Read (1997 - 1999);
                                                    Chief Executive Officer of Dillon,
                                                    Read & Co. (1994 - 1997).

C. ALAN MACDONALD            Director since 1989    Retired - General Business and         Currently serves as director of H.J.
P.O. Box 4393                                       Governance Consulting (since 1992);    Baker (since 2003).
Greenwich, CT                                       formerly President and CEO of Nestle
Date of Birth: 5/19/1933                            Foods.

THOMAS J. NEFF               Director since 1989    Chairman of Spencer Stuart (U.S.),     Currently serves as director of Ace,
Spencer Stuart                                      an executive search consulting firm    Ltd. (since 1997) and Hewitt Associates,
277 Park Avenue                                     (since 1996); President of Spencer     Inc.
New York, NY                                        Stuart (1979 - 1996).
Date of Birth: 10/2/1937

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION             LENGTH OF SERVICE                       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND                OF CURRENT POSITION                     DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive        Elected in 1995                        Managing Partner and Chief Investment
(3/8/1945)                   Officer and President                                         Officer of Lord Abbett (since 1996).

NAME AND                        CURRENT POSITION             LENGTH OF SERVICE                       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND                OF CURRENT POSITION                     DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
ZANE E. BROWN                Executive Vice         Elected in 1996                        Partner and Director of Fixed Income
(12/09/1951)                 President                                                     Management, joined Lord Abbett in 1992.

SHOLOM DINSKY                Executive Vice         Elected in 2003                        Partner and Large Cap Value Investment
(3/24/1944)                  President                                                     Manager, joined Lord Abbett in 2000.

KEVIN P. FERGUSON            Executive Vice         Elected in 2003                        Partner and Mid Cap Growth Investment
(10/3/1964)                  President                                                     Manager, joined Lord Abbett in 1999;
                                                                                           formerly Portfolio Manager/Senior Vice
                                                                                           President at Lynch & Mayer, Inc.

ROBERT P. FETCH              Executive Vice         Elected in 2003                        Partner and Small-Cap Value Senior
(2/18/1953)                  President                                                     Investment Manager, joined Lord Abbett
                                                                                           in 1995.

KENNETH G. FULLER            Executive Vice         Elected in 2003                        Investment Manager - Large Cap Value,
(4/22/1945)                  President                                                     joined Lord Abbett in 2002; formerly
                                                                                           Portfolio Manager and Senior Vice
                                                                                           President at Pioneer Investment
                                                                                           Management, Inc.

HOWARD E. HANSEN             Executive Vice         Elected in 1999                        Partner and Investment Manager, joined
(10/13/1961)                 President                                                     Lord Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.  Executive Vice         Elected in 2003                        Partner and Research Analyst, joined
(9/7/1963)                   President                                                     Lord Abbett in 1998.

W. THOMAS HUDSON, JR.        Executive Vice         Elected in 1993                        Partner and Investment Manager, joined
(12/16/1941)                 President                                                     Lord Abbett in 1982.

ROBERT G. MORRIS             Executive Vice         Elected in 1995                        Partner and Director of Equity
(11/6/1944)                  President                                                     Investments, joined Lord Abbett in 1991.

NAME AND                        CURRENT POSITION             LENGTH OF SERVICE                       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND                OF CURRENT POSITION                     DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
ELI M. SALZMANN              Executive Vice         Elected in 1999                        Partner and Director of Institutional
(3/24/1964)                  President                                                     Equity Investments, joined Lord Abbett
                                                                                           in 1997.

CHRISTOPHER J. TOWLE         Executive Vice         Elected in 1999                        Partner and Investment Manager,
(10/12/1957)                 President                                                     joined Lord Abbett in 1987.

EDWARD K. VON DER LINDE      Executive Vice         Elected in 1999                        Partner and Investment Manager, joined
(6/12/1960)                  President                                                     Lord Abbett in 1988.

TRACIE E. AHERN              Vice President         Elected in 1999                        Partner and Director of Portfolio
(1/12/1968)                                                                                Accounting and Operations, joined Lord
                                                                                           Abbett in 1999.

EILEEN K. BANKO              Vice President         Elected in 1999                        Equity Analyst, joined Lord Abbett in
(11/3/1967)                                                                                1990.

JAMES BERNAICHE              Chief Compliance       Elected in 2004                        Chief Compliance Officer, joined Lord
(7/28/1956)                  Officer                                                       Abbett in 2001; formerly Chief
                                                                                           Compliance Officer with Credit Suisse
                                                                                           Asset Management.

JOAN A. BINSTOCK             Chief Financial        Elected in 1999                        Partner and Chief Operations Officer,
(3/4/1954)                   Officer and Vice                                              joined Lord Abbett in 1999.
                             President

DAVID G. BUILDER             Vice President         Elected in 1999                        Equity Analyst, joined Lord Abbett in
(1/4/1954)                                                                                 1998.

DANIEL E. CARPER             Vice President         Elected in 1990                        Partner, joined Lord Abbett in 1979.
(1/22/1952)

DANIEL H. FRASCARELLI        Vice President         Elected in 2003                        Partner and Investment Manager, joined
(3/11/1954)                                                                                Lord Abbett in 1990.

MICHAEL S. GOLDSTEIN         Vice President         Elected in 1999                        Partner and Fixed Income Investment
(10/29/1968)                                                                               Manager, joined Lord Abbett in 1997.

PAUL A. HILSTAD              Vice President and     Elected in 1995                        Partner and General Counsel, joined Lord
(12/13/1942)                 Secretary                                                     Abbett in 1995.

ELLEN G. ITSKOVITZ           Vice President         Elected in 2001                        Partner and Senior Research Analyst,
(10/30/1957)                                                                               joined Lord Abbett in 1998.

LAWRENCE H. KAPLAN           Vice President and     Elected in 1997                        Partner and Deputy General Counsel,
(1/16/1957)                  Assistant Secretary                                           joined Lord Abbett in 1997.

MAREN LINDSTROM              Vice President         Elected in 2001                        Partner and Fixed Income
(9/17/1962)                                                                                Investment Manager,
                                                                                           joined Lord Abbett in 2000.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                        CURRENT POSITION             LENGTH OF SERVICE                       PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND                OF CURRENT POSITION                     DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III      Vice President         Elected in 1998                        Partner and Manager of Equity Trading,
(12/21/1959)                                                                               joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS         Vice President and     Elected in 2001                        Assistant General Counsel, joined Lord
(11/12/1957)                 Assistant Secretary                                           Abbett in 1999; formerly Assistant
                                                                                           General Counsel of Prudential
                                                                                           Investments (1998 - 1999); prior thereto
                                                                                           Counsel of Drinker, Biddle & Reath LLP,
                                                                                           a law firm.

BERNARD J. GRZELAK           Treasurer              Elected in 2003                        Director of Fund Administration, joined
(6/12/1971)                                                                                Lord Abbett in 2003; formerly Vice
                                                                                           President, Lazard Asset Management LLC;
                                                                                           prior thereto Manager of Deloitte &
                                                                                           Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Fund's complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

[LORD ABBETT(R) LOGO]

    This report when not used for the general information of shareholders of the Fund is to be distributed only if preceded or accompanied by a current Fund Prospectus.

  Lord Abbett Mutual Fund shares are distributed by:     Lord Abbett Series Fund, Inc.
            LORD ABBETT DISTRIBUTOR LLC                        All Value Portfolio                LASFAV-2-1204
                                                                                                         (2/05)

[LORD ABBETT LOGO]

2004
ANNUAL
  REPORT

LORD ABBETT
   SERIES FUND -
   AMERICA'S VALUE PORTFOLIO

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND - AMERICA'S VALUE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - America's Value Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended December 31, 2004. In January, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified. A positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. Inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2.0% gain in March.

     Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index (CPI), which is a measure of retail prices and commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1.0% to 1.3%, and stocks responded positively to the widely expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

     After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the

--------------------------------------------------------------------------------

third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

     The combination of declining gasoline prices during much of the third quarter and the addition of 300,000 - 400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.3% to 1.5%. This was followed by another increase to 1.8% on September 21. Two additional increases in November and December brought the fed funds rate to 2.3% by year-end.

     In the final quarter of the year, employment increased. The CPI increased 0.5% in October and 0.1% in November. In addition, the S&P 500 Index(1) gained 1.5% in October, 4.0% in November and 3.4% in December. For 2004 as a whole, the S&P 500 Index(1) reported a gain of 10.9%.

     Since the Fed's interest rate moves were widely anticipated, their effects were only felt in the shortest of bond maturities. On the other hand, long-term rates, which are generally driven by inflation, actually fell.

     Elsewhere in the domestic fixed-income market, bond yields for Mortgage Backed Securities (MBS) ended the year at levels (relative to U.S. Treasuries) similar to where they had begun. Mortgage Backed Securities are traditionally bonds linked to pools of individual mortgages, allowing the holder to receive the principal and interest payments of those mortgages. The two major MBS issuers, Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), were in the headlines during the year, as regulators scrutinized their accounting practices. Most investors believe there is an "implied guarantee" from the U.S. Government backing these agency bonds. The increased scrutiny has the potential to challenge that belief in the future. In 2004, however, yields of Fannie Mae and Freddie Mac bonds ended the year close to where they had begun.

     Improved access to capital allowed companies to improve balance sheet quality and consequently default rates were low over the period. These factors helped to increase investors' acceptance of below-investment grade issues. Less liquid, riskier securities improved during the period, as investors accepted credit risk in exchange for higher yields.

     Convertible securities benefited from rising earnings and participation in the rising equity market, particularly in the

--------------------------------------------------------------------------------

fourth quarter of the year. Both high yield and convertibles broadly outperformed the aggregate U.S. bond market during the year.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2004?

A: Lord Abbett Series Fund - America's Value Portfolio returned 16.5%, reflecting performance at the Net Asset Value (NAV) of Class VC shares, with all distributions reinvested, for the year ended December 31, 2004. The Fund's benchmark, the S&P 500 Index,(1) returned 10.9% in the same period. Standardized Average Annual Total Returns as of December 31, 2004 are 1 Year: 16.5% and Since Inception (4/30/03): 24.2%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

     NOTE: Lord Abbett America's Value Fund is not a balanced fund and has the capability to adjust equity and fixed-income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

EQUITY PORTION

A: Stock selection and an overweight position within the materials sector were the greatest positive contributors to Fund performance for the twelve-month period ended December 31, 2004. The materials sector is the biggest sector in the Fund. The sector includes producers of manufacturing materials such as paper, chemicals, forest products and packaging. Overall, this sector benefited from pricing power due to a strengthening U.S. economy and a declining U.S. dollar. A leading provider of agricultural products and solutions and a crop nutrient company also performed well. The price of fertilizers, in particular potash, has increased due to a rise in demand and limited supply. In addition, as the U.S. agriculture sector thrives, suppliers to this sector are being rewarded. A chemical holding was boosted by a company-specific operating turnaround and stronger pricing.

     Stock selection within the consumer discretionary sector also aided Fund performance. The consumer discretionary sector includes stocks within the consumer

--------------------------------------------------------------------------------

durables, apparel, media, hotel and leisure industries. A leading retail department store holding outperformed due to market share gains and improving profit margins resulting from better merchandising and streamlined operations. A direct seller of premium plastic goods also reported strong returns, reflecting an operating turnaround.

     The largest detractor to Fund performance was stock selection within the utilities sector. A utility holding, whose principal activity is to transmit, distribute and market electricity, underperformed because their unregulated power subsidiary suffered from declining prices driven by increased competition. A natural gas and electric generation company underperformed and another electrical utility holding disappointed based on unfavorable regulatory rulings. Stock selection within the telecommunication services sector also hurt performance. A provider of voice and data telecommunications products and services reported poor performance due to investor concerns about tighter profit margins.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

FIXED-INCOME PORTION

A: Within the fixed-income component the portfolio benefited from its allocation to high-yield bonds, as investors' search for yield continued to support prices in the mid- and lower-credit quality segments of the fixed-income market. Performance was broad based in the high-yield sector of the bond market and included holdings in the packaging, chemicals, healthcare, building and construction and apparel/textile industries. Detracting from performance in the high-yield market were portfolio positions in the gas distribution, aerospace/defense and maritime transportation sectors.

     The portfolio's holdings within convertible securities benefited from the improving equity market, particularly in the fourth quarter of the year. Adding to performance in this sector were positions in wireless telecommunication and electronic industries. Select positions within telecommunications equipment, media broadcasting and computer hardware detracted from performance.

     The portfolio had a small weighting in investment-grade bonds, including some government and government agency bonds as well as corporate bonds. The sector made a small but positive contribution to performance over the period.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------
     PLEASE CONSIDER THE SERIES FUND INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES BEFORE INVESTING. A PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE SERIES FUND. TO OBTAIN A PROSPECTUS ON THE SERIES FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500 Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                                THE FUND (CLASS VC SHARES) AT NET ASSET VALUE     S&P 500 INDEX(1)
Apr 30, 2003                                    $    10,000                        $  10,000
May 31, 2003                                    $    10,510                        $  10,526
Jun 30, 2003                                    $    10,660                        $  10,661
Jul 31, 2003                                    $    10,770                        $  10,848
Aug 31, 2003                                    $    10,990                        $  11,060
Sep 30, 2003                                    $    10,980                        $  10,943
Oct 31, 2003                                    $    11,400                        $  11,561
Nov 30, 2003                                    $    11,671                        $  11,663
Dec 31, 2003                                    $    12,331                        $  12,274
Jan 31, 2004                                    $    12,546                        $  12,500
Feb 29, 2004                                    $    12,802                        $  12,673
Mar 31, 2004                                    $    12,750                        $  12,482
Apr 30, 2004                                    $    12,638                        $  12,286
May 31, 2004                                    $    12,638                        $  12,454
Jun 30, 2004                                    $    12,955                        $  12,696
Jul 31, 2004                                    $    12,730                        $  12,276
Aug 31, 2004                                    $    12,893                        $  12,325
Sep 30, 2004                                    $    13,190                        $  12,458
Oct 31, 2004                                    $    13,302                        $  12,649
Nov 30, 2004                                    $    13,965                        $  13,161
Dec 31, 2004                                    $    14,362                        $  13,608

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2004

                                     1 YEAR       LIFE OF CLASS
               CLASS VC(2)           16.47%          24.18%

(1)Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on April 30, 2003.

(2) The Class VC shares were first offered on April 30, 2003. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/04 - 12/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING      ENDING       EXPENSES
                                                       ACCOUNT       ACCOUNT     PAID DURING
                                                        VALUE         VALUE        PERIOD+
                                                        -----         -----        -------
                                                                                   7/1/04 -
                                                       7/1/04       12/31/04       12/31/04
                                                       ------       --------       --------
Actual                                               $  1,000.00   $  1,108.60   $      6.04
Hypothetical (5% Return Before Expenses)             $  1,000.00   $  1,019.41   $      5.79

+ Expenses are equal to the Fund's annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2004

SECTOR                           %*
Consumer Discretionary         16.89%
Consumer Staples                6.44%
Energy                          7.04%
Financials                     16.10%
Healthcare                      4.82%
Industrials                    13.23%
Information Technology          2.09%
Materials                      16.80%
Short-Term Investment           4.59%
Telecommunication Services      2.99%
Utilities                       9.01%
Total                         100.00%

* Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                     SHARES
INVESTMENTS                                                           (000)          VALUE
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 94.27%

COMMON STOCKS 66.91%

AEROSPACE & DEFENSE 0.20%
Northrop Grumman Corp.                                                    1   $     52,077
                                                                              ------------
AUTO COMPONENTS 1.84%
Dana Corp.                                                               28        485,240
                                                                              ------------
BIOTECHNOLOGY 0.27%
Amgen, Inc.*                                                              1         70,565
                                                                              ------------
CHEMICALS 8.27%
Crompton Corp.                                                           31        366,980
Dow Chemical Co.                                                          9        455,492
Eastman Chemical Co.                                                     11        635,030
Monsanto Co.                                                              7        405,515
Mosaic Co. (The)*                                                        19        316,608
                                                                              ------------
TOTAL                                                                            2,179,625
                                                                              ------------
COMMERCIAL SERVICES & SUPPLIES 4.25%
R.R. Donnelley & Sons Co.                                                16        550,524
ServiceMaster Co.                                                        41        570,906
                                                                              ------------
TOTAL                                                                            1,121,430
                                                                              ------------
COMMUNICATIONS EQUIPMENT 0.91%
Avaya Inc.*                                                              14        239,166
                                                                              ------------
CONTAINERS & PACKAGING 0.95%
Ball Corp.                                                                6        250,686
                                                                              ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 1.91%
SBC Communications, Inc.                                                 20        502,515
                                                                              ------------
ELECTRIC UTILITIES 6.01%
Ameren Corp.                                                             12        601,680
Northeast Utilities                                                      25        476,905
Puget Energy, Inc.                                                       21        506,350
                                                                              ------------
TOTAL                                                                            1,584,935
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                     SHARES
INVESTMENTS                                                           (000)          VALUE
------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES 2.19%
GlobalSantaFe Corp.                                                       6   $    188,727
Halliburton Co.                                                          10        388,476
                                                                              ------------
TOTAL                                                                              577,203
                                                                              ------------
FOOD & STAPLES RETAILING 0.75%
Albertson's, Inc.                                                         8        198,204
                                                                              ------------
FOOD PRODUCTS 3.53%
Archer-Daniels-Midland Co.                                                3         64,699
H.J. Heinz Co.                                                           14        549,759
Kellogg Co.                                                               7        317,086
                                                                              ------------
TOTAL                                                                              931,544
                                                                              ------------
GAS UTILITIES 2.00%
Nisource, Inc.                                                           23        528,496
                                                                              ------------
HOUSEHOLD DURABLES 5.05%
Newell Rubbermaid, Inc.                                                  12        283,023
Snap-on, Inc.                                                            11        391,704
Tupperware Corp.                                                         32        656,824
                                                                              ------------
TOTAL                                                                            1,331,551
                                                                              ------------
INDUSTRIAL CONGLOMERATES 1.49%
Hubbell, Inc.                                                             8        392,250
                                                                              ------------
INSURANCE 5.70%
ACE Ltd.(a)                                                               6        256,500
Allstate Corp.                                                            2         98,268
Lincoln National Corp.                                                    4        177,384
Max Re Capital Ltd.(a)                                                    3         63,990
PartnerRe Ltd.(a)                                                         3        173,432
Safeco Corp.                                                              7        386,576
St. Paul Travelers Cos., Inc. (The)                                       3         99,088
XL Capital Ltd. Class A(a)                                                3        248,480
                                                                              ------------
TOTAL                                                                            1,503,718
                                                                              ------------
LEISURE EQUIPMENT & PRODUCTS 0.52%
Foot Locker, Inc.                                                         5        137,343
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                     SHARES
INVESTMENTS                                                           (000)          VALUE
------------------------------------------------------------------------------------------
MACHINERY 2.81%
CNH Global N.V.(a)                                                        3   $     65,858
Cummins, Inc.                                                             3        234,612
Ingersoll-Rand Co. Class A(a)                                             2        136,510
Timken Co. (The)                                                         12        304,434
                                                                              ------------
TOTAL                                                                              741,414
                                                                              ------------
METALS & MINING 0.31%
Metal Management, Inc.                                                    3         80,610
                                                                              ------------
MULTI-LINE RETAIL 1.71%
May Department Stores Co.                                                15        449,820
                                                                              ------------
OIL & GAS 3.13%
ChevronTexaco Corp.                                                      10        509,347
EOG Resources, Inc.                                                       1         49,952
Kerr-McGee Corp.                                                          5        265,834
                                                                              ------------
TOTAL                                                                              825,133
                                                                              ------------
PAPER & FOREST PRODUCTS 3.24%
Georgia-Pacific Corp.                                                    11        419,776
MeadWestvaco Corp.                                                       13        433,792
                                                                              ------------
TOTAL                                                                              853,568
                                                                              ------------
PHARMACEUTICALS 2.48%
Bristol-Myers Squibb Co.                                                 23        581,574
Mylan Laboratories, Inc.                                                  4         72,488
                                                                              ------------
TOTAL                                                                              654,062
                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS 4.00%
Health Care Property Investors, Inc.                                     19        526,110
Healthcare Realty Trust, Inc.                                            13        529,100
                                                                              ------------
TOTAL                                                                            1,055,210
                                                                              ------------
SPECIALTY RETAIL 1.39%
Limited Brands, Inc.                                                      5        103,590
OfficeMax, Inc.                                                           8        263,592
                                                                              ------------
TOTAL                                                                              367,182
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                          SHARES
INVESTMENTS                                                                                (000)          VALUE
---------------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS 2.00%
Genuine Parts Co.                                                                             12   $    528,720
                                                                                                   ------------
TOTAL COMMON STOCKS (cost $15,307,848)                                                               17,642,267
                                                                                                   ============

                                                                                       PRINCIPAL
                                                         INTEREST        MATURITY         AMOUNT
                                                             RATE            DATE          (000)
                                                         ---------------------------------------
CONVERTIBLE BONDS 4.58%

AEROSPACE & DEFENSE 0.52%
Alliant Techsystems, Inc.                                    2.75%      2/15/2024   $         75         79,781
Armor Holdings, Inc.                                         2.00%      11/1/2024             50         57,063
                                                                                                   ------------
TOTAL                                                                                                   136,844
                                                                                                   ------------
BIOTECHNOLOGY 0.57%
Fisher Scientific Int'l., Inc.                               2.50%      10/1/2023            100        149,250
                                                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES 0.37%
DST Systems, Inc.                                           4.125%      8/15/2023             75         98,062
                                                                                                   ------------
COMPUTERS & PERIPHERALS 0.32%
EMC Corp.                                                    4.50%       4/1/2007             75         84,750
                                                                                                   ------------
HOTELS, RESTAURANTS & LEISURE 0.89%
Hilton Hotels Corp.                                         3.375%      4/15/2023            100        120,125
International Game Technology                         Zero Coupon       1/29/2033            150        115,313
                                                                                                   ------------
TOTAL                                                                                                   235,438
                                                                                                   ------------

MACHINERY 0.45%
AGCO Corp.                                                   1.75%     12/31/2033            100        117,500
                                                                                                   ------------
MEDIA 0.19%
Liberty Media Corp. Class A                                  3.25%      3/15/2031             50         49,312
                                                                                                   ------------
METALS & MINING 0.35%
Placer Dome, Inc.(a)                                         2.75%     10/15/2023             75         92,344
                                                                                                   ------------
PHARMACEUTICALS 0.29%
Watson Pharmaceuticals, Inc.                                 1.75%      3/15/2023             75         77,625
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                       PRINCIPAL
                                                         INTEREST        MATURITY         AMOUNT
INVESTMENTS                                                  RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT 0.43%
LSI Logic Corp.                                              4.00%      5/15/2010   $         30   $     28,313
RF Micro Devices, Inc.                                       1.50%       7/1/2010             75         85,875
                                                                                                   ------------
TOTAL                                                                                                   114,188
                                                                                                   ------------
SOFTWARE 0.20%
Mentor Graphics Corp.                                       6.875%      6/15/2007             50         52,812
                                                                                                   ------------
TOTAL CONVERTIBLE BONDS (Cost $1,151,194)                                                             1,208,125
                                                                                                   ============

                                                                                         SHARES
                                                                                          (000)
                                                                                         ------
CONVERTIBLE PREFERRED STOCKS 2.59%

CONTAINERS & PACKAGING 0.32%
Temple-Inland, Inc.                                          7.50%                            2          84,450
                                                                                                       --------
ELECTRIC UTILITIES 0.23%
FPL Group, Inc.                                              8.00%                            1          60,240
                                                                                                       --------
ENERGY EQUIPMENT & SERVICES 0.73%
CMS Energy Corp.+                                            4.50%                            3         190,875
                                                                                                       --------
FOOD & STAPLES RETAILING 0.19%
Albertson's, Inc.                                            7.25%                            2          50,800
                                                                                                       --------
INSURANCE 0.56%
Chubb Corp.                                                  7.00%                            2          72,000
XL Capital Ltd.(a)                                           6.50%                            3          76,350
                                                                                                       --------
TOTAL                                                                                                   148,350
                                                                                                       --------
MEDIA 0.56%
Interpublic Group of Cos., Inc.                             5.375%                            3         147,000
                                                                                                       --------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $642,276)                                                      681,715
                                                                                                       ========

                                                                                       PRINCIPAL
                                                                         MATURITY         AMOUNT
                                                                             DATE          (000)
                                                                         -----------------------
GOVERNMENT SPONSORED ENTERPRISES
ENTERPRISES PASS-THROUGHS 2.30%
Federal National Mortgage Assoc.                             6.00%       8/1/2034   $        350        362,180
Federal National Mortgage Assoc.                             6.00%       9/1/2034            236        243,817
                                                                                                   ------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (Cost $604,344)                                    605,997
                                                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                       PRINCIPAL
                                                         INTEREST         MATURITY        AMOUNT
INVESTMENTS                                                  RATE             DATE         (000)          VALUE
---------------------------------------------------------------------------------------------------------------
HIGH YIELD CORPORATE NOTES & BONDS 14.55%

AEROSPACE & DEFENSE 0.08%
DRS Technologies, Inc.                                      6.875%      11/1/2013   $         20   $     21,000
                                                                                                   ------------
AUTO COMPONENTS 0.23%
Cooper Standard Automotive Group+                           8.375%     12/15/2014             60         60,150
                                                                                                   ------------
CHEMICALS 1.31%
Airgas, Inc.                                                 6.25%      7/15/2014             70         71,750
Crompton Corp.+                                             9.875%       8/1/2012            100        115,000
Huntsman Int'l. Holdings, LLC                         Zero Coupon      12/31/2009             70         39,550
Nalco Co.                                                   8.875%     11/15/2013             50         55,125
Rockwood Specialties Group, Inc.+                            7.50%     11/15/2014             50         52,125
Terra Capital, Inc.                                         11.50%       6/1/2010             10         11,450
                                                                                                   ------------
TOTAL                                                                                                   345,000
                                                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES 0.27%
Iron Mountain, Inc.                                         6.625%       1/1/2016             75         70,312
                                                                                                   ------------
CONSTRUCTION & ENGINEERING 0.17%
Shaw Group, Inc.                                            10.75%      3/15/2010             40         44,300
                                                                                                   ------------
CONTAINERS & PACKAGING 1.13%
Constar Int'l., Inc.                                        11.00%      12/1/2012            100        104,250
Graham Packaging Co., Inc.+                                 9.875%     10/15/2014             50         53,625
Rayovac Corp.                                                8.50%      10/1/2013             40         44,600
Stone Container Finance Co. of Canada II(a)                 7.375%      7/15/2014             90         96,300
                                                                                                   ------------
TOTAL                                                                                                   298,775
                                                                                                   ------------
DISTRIBUTORS 0.20%
Ferrellgas Partners, L.P.                                    6.75%       5/1/2014             50         51,625
                                                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 0.52%
Cincinnati Bell, Inc.                                       8.375%      1/15/2014             40         40,700
Level 3 Financing Inc.+                                     10.75%     10/15/2011             50         45,500
Qwest Capital Funding, Inc.                                  7.90%      8/15/2010             50         50,750
                                                                                                   ------------
TOTAL                                                                                                   136,950
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                       PRINCIPAL
                                                         INTEREST        MATURITY         AMOUNT
INVESTMENTS                                                  RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES 0.31%
NRG Energy, Inc.+                                            8.00%     12/15/2013   $         50   $     54,750
Texas Genco LLC/Texaco Genco
Financing Corp.+                                            6.875%     12/15/2014             25         25,969
                                                                                                   ------------
TOTAL                                                                                                    80,719
                                                                                                   ------------
ENERGY EQUIPMENT & SERVICES 0.46%
Chesapeake Energy Corp.+                                    6.375%      6/15/2015             25         25,812
Dynegy Holdings, Inc.                                       6.875%       4/1/2011            100         96,750
                                                                                                   ------------
TOTAL                                                                                                   122,562
                                                                                                   ------------
FOOD & STAPLES RETAILING 0.64%
Friendly Ice Cream Corp.                                    8.375%      6/15/2012             85         83,831
Rite Aid Corp.                                              8.125%       5/1/2010             30         31,875
Stater Brothers Holdings, Inc.                              8.125%      6/15/2012             50         53,125
                                                                                                   ------------
TOTAL                                                                                                   168,831
                                                                                                   ------------
FOOD PRODUCTS 1.24%
Chiquita Brands Int'l., Inc.+                                7.50%      11/1/2014            100        101,750
Dole Food Co.                                               8.875%      3/15/2011            100        109,250
Land O'Lakes, Inc.                                           8.75%     11/15/2011             75         75,000
Michael Foods, Inc.                                          8.00%     11/15/2013             40         42,400
                                                                                                   ------------
TOTAL                                                                                                   328,400
                                                                                                   ------------
GAS UTILITIES 0.31%
El Paso Corp.                                                7.00%      5/15/2011             80         81,300
                                                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES 1.16%
Ameripath, Inc.                                             10.50%       4/1/2013             75         80,063
Hca Inc.                                                    6.375%      1/15/2015            100        100,589
Medex, Inc.                                                 8.875%      5/15/2013             40         46,800
National Nephrology Associates, Inc.+                        9.00%      11/1/2011             20         23,250
Tenet Healthcare Corp.+                                     9.875%       7/1/2014             50         54,750
                                                                                                   ------------
TOTAL                                                                                                   305,452
                                                                                                   ------------
HOTELS, RESTAURANTS & LEISURE 0.79%
Hard Rock Hotel, Inc.                                       8.875%       6/1/2013             50         55,500
J.C. Penney Co., Inc.                                       6.875%     10/15/2015             40         43,500
LCE Acquisition Corp.+                                       9.00%       8/1/2014             80         87,000
River Rock Entertainment                                     9.75%      11/1/2011             20         22,525
                                                                                                   ------------
TOTAL                                                                                                   208,525
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                           PRINCIPAL
                                                         INTEREST            MATURITY         AMOUNT
INVESTMENTS                                                  RATE                DATE          (000)          VALUE
-------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES 0.15%
Fedders North America, Inc.                                 9.875%           3/1/2014   $         50   $     41,000
                                                                                                       ------------
INDUSTRIAL CONGLOMERATES 0.46%
Allied Waste North America, Inc.                            6.125%          2/15/2014             50         47,250
Park-Ohio Industries Inc.+                                  8.375%         11/15/2014             75         75,375
                                                                                                       ------------
TOTAL                                                                                                       122,625
                                                                                                       ------------
INTERNET SOFTWARE & SERVICES 0.20%
Affinia Group, Inc.+                                         9.00%         11/30/2014             50         52,375
                                                                                                       ------------
MEDIA 1.99%
Emmis Operating Co.                                         6.875%          5/15/2012             50         52,562
Gaylord Entertainment Co.                                    8.00%         11/15/2013             50         54,250
General Motors Corp.                                         7.20%          1/15/2011             50         51,344
Insight Communications Co., Inc.**                    0.00%/12.25%   2/15/2006 & 2011            135        131,963
Interpublic Group of Cos., Inc. (The)                        6.25%         11/15/2014             25         25,422
Mediacom Communications Corp.                                9.50%          1/15/2013            125        126,094
Paxson Communications Co.                                   10.75%          7/15/2008             80         84,400
                                                                                                       ------------
TOTAL                                                                                                       526,035
                                                                                                       ------------
METALS & MINING 0.28%
Neenah Corp.+                                               13.00%          9/30/2013             20         20,600
Owens-Brockway Glass Container Inc.                          7.75%          5/15/2011             50         54,375
                                                                                                       ------------
TOTAL                                                                                                        74,975
                                                                                                       ------------
MULTI-LINE RETAIL 0.38%
Saks, Inc.                                                  7.375%          2/15/2019            100         99,500
                                                                                                       ------------
MULTI-UTILITIES & UNREGULATED POWER 0.04%
Williams Cos., Inc. (The)                                   7.875%           9/1/2021             10         11,200
                                                                                                       ------------
OIL & GAS 0.45%
EXCO Resources, Inc.                                         7.25%          1/15/2011             75         80,625
Foundation PA Coal Co.+                                      7.25%           8/1/2014             35         37,450
                                                                                                       ------------
TOTAL                                                                                                       118,075
                                                                                                       ------------
PAPER & FOREST PRODUCTS 0.45%
Boise Cascade, LLC+                                         7.125%         10/15/2014             40         42,500
Buckeye Technologies, Inc.                                   8.00%         10/15/2010             75         75,375
                                                                                                       ------------
TOTAL                                                                                                       117,875
                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2004

                                                                                       PRINCIPAL
                                                         INTEREST        MATURITY         AMOUNT
INVESTMENTS                                                  RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL 0.30%
Jean Coutu Group (PJC), Inc. (The)+(a)                       8.50%      8/1/2014   $         30   $     30,900
Playtex Products, Inc.                                      9.375%      6/1/2011             45         48,263
                                                                                                  ------------
TOTAL                                                                                                   79,163
                                                                                                  ------------
TEXTILES & APPAREL 0.50%
Elizabeth Arden, Inc.                                        7.75%     1/15/2014             50         53,250
INVISTA+(a)                                                  9.25%      5/1/2012             70         78,400
                                                                                                  ------------
TOTAL                                                                                                  131,650
                                                                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES 0.53%
Centennial Communications Corp.                            10.125%     6/15/2013             50         56,375
Nextel Partners, Inc.                                       8.125%      7/1/2011             50         55,750
Rogers Wireless Inc.+(a)                                     7.25%    12/15/2012             25         26,625
                                                                                                  ------------
TOTAL                                                                                                  138,750
                                                                                                  ------------
TOTAL HIGH YIELD CORPORATE NOTES & BONDS
 (Cost $3,687,853)                                                                                   3,837,124
                                                                                                  ============
U.S. Treasury Obligations 3.34%
U.S. Treasury Note                                           5.00%     2/15/2011            350        372,436
U.S. Treasury Note                                           6.75%     5/15/2005            500        507,891
                                                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $879,828)                                                        880,327
                                                                                                  ============
TOTAL LONG-TERM INVESTMENTS (Cost $22,273,343)                                                      24,855,555
                                                                                                  ============
SHORT-TERM INVESTMENT 4.53%

REPURCHASE AGREEMENT 4.53%
Repurchase Agreement dated 12/31/2004,
1.80% due 1/3/2005 with State Street
Bank & Trust Co. collateralized by
$1,215,000 of Federal National Mortgage
Assoc. at 1.875% due 2/15/2005; value:
$1,222,799; proceeds: $1,195,325 (Cost $1,195,146)                                        1,195      1,195,146
                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES 98.80% (Cost $23,468,489)                                           26,050,701
                                                                                                  ------------
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 1.20%                                                   317,422
                                                                                                  ============
NET ASSETS 100.00%                                                                                $ 26,368,123
                                                                                                  ============

 *   Non-income producing security.
** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactionsexempt from registration normally to qualified institutional buyers.
(a)  Foreign security traded in U.S. dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
   Investments in securities, at value (Cost $23,468,489)                          $    26,050,701
   Cash                                                                                     30,604
   Receivables:
     Interest and dividends                                                                129,910
     Capital shares sold                                                                   272,306
     From advisor                                                                            9,205
   Prepaid expenses and other assets                                                            61
--------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                         26,492,787
--------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                        30,604
     Capital shares reacquired                                                              41,488
     Management fee                                                                         15,561
     Fund administration                                                                       830
     Directors' fees                                                                           174
   Accrued expenses and other liabilities                                                   36,007
--------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                       124,664
==================================================================================================
NET ASSETS                                                                         $    26,368,123
==================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $    23,719,758
Distributions in excess of net investment income                                            (1,075)
Accumulated net realized gain on investments                                                67,228
Net unrealized appreciation on investments                                               2,582,212
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $    26,368,123
==================================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR
  VALUE)                                                                                 1,907,059
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                      $         13.83
==================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $       307,931
Interest                                                                                   220,317
Foreign withholding tax                                                                        (88)
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                    528,160
--------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                              96,421
Shareholder servicing                                                                       35,449
Professional                                                                                15,418
Reports to shareholders                                                                     33,092
Fund administration                                                                          5,142
Custody                                                                                     13,275
Directors' fees                                                                                 98
Offering                                                                                       903
Other                                                                                        1,642
--------------------------------------------------------------------------------------------------
Gross expenses                                                                             201,440
   Expense reductions                                                                         (232)
   Expenses assumed by advisor                                                             (53,188)
--------------------------------------------------------------------------------------------------
NET EXPENSES                                                                               148,020
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      380,140
==================================================================================================
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                           108,379
Net change in unrealized appreciation on investments                                     2,109,322
==================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                         2,217,701
==================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     2,597,841
==================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE YEAR ENDED    APRIL 30, 2003* TO
INCREASE IN NET ASSETS                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
OPERATIONS:
Net investment income                                                    $          380,140    $           56,207
Net realized gain on investments                                                    108,379                28,447
Net change in unrealized appreciation on investments                              2,109,322               472,890
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              2,597,841               557,544
=================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                              (392,180)              (57,739)
Net realized gain                                                                   (15,724)              (42,024)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                (407,904)              (99,763)
=================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                    20,805,618             5,886,240
Reinvestment of distributions                                                       407,904                99,763
Cost of shares reacquired                                                        (2,199,841)           (1,279,279)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                               19,013,681             4,706,724
=================================================================================================================
NET INCREASE IN NET ASSETS                                                       21,203,618             5,164,505
=================================================================================================================
NET ASSETS:
Beginning of period                                                               5,164,505                     -
-----------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                            $       26,368,123    $        5,164,505
=================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                         $           (1,075)   $              (37)
=================================================================================================================

* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                            4/30/2003(c)
                                                                          YEAR ENDED            TO
                                                                          12/31/2004        12/31/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                     $       12.07     $       10.00
                                                                         =============     =============
Investment operations:
  Net investment income(a)                                                         .38               .28
  Net realized and unrealized gain                                                1.61              2.05
                                                                         -------------     -------------
    Total from investment operations                                              1.99              2.33
                                                                         -------------     -------------
Distributions to shareholders from:
  Net investment income                                                           (.22)             (.15)
  Net realized gain                                                               (.01)             (.11)
                                                                         -------------     -------------
    Total distributions                                                           (.23)             (.26)
                                                                         -------------     -------------
NET ASSET VALUE, END OF PERIOD                                           $       13.83     $       12.07
                                                                         =============     =============
Total Return(b)                                                                  16.47%            23.31%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expenses assumed and expense reductions                     1.15%              .77%(d)
  Expenses, excluding expenses assumed and expense reductions                     1.56%             3.59%(d)
  Net investment income                                                           2.94%             2.39%(d)

                                                                                            4/30/2003(c)
                                                                          YEAR ENDED            TO
 SUPPLEMENTAL DATA:                                                       12/31/2004        12/31/2003
========================================================================================================
   Net assets, end of period (000)                                       $      26,368     $       5,165
   Portfolio turnover rate                                                       28.01%            49.36%
========================================================================================================

(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the"Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers America's Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek current income and capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are generally allocated among the portfolios within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(g) OFFERING COSTS-Lord, Abbett & Co. LLC ("Lord Abbett") incurred initial offering costs on behalf of the Fund that have been reimbursed by the Fund. Such expenses were amortized on the straight-line method over a period of one year from the commencement of operations.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2004, Lord Abbett had contractually agreed to limit the Fund's other expenses (excluding management fee) to .40% of average daily net assets. Lord Abbett has contractually agreed to continue the expense cap arrangement for the fiscal year ending December 31, 2005.

The Company, on behalf on the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2004, the Fund incurred expenses of $28,537 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.


The tax character of distributions paid during the fiscal periods ended December 31, 2004 and 2003 are as follows:

                                                       YEAR ENDED                 PERIOD ENDED
                                                       12/31/2004                  12/31/2003*
----------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                       $   392,361                   $   99,763
Net long-term capital gains                                15,543                            -
----------------------------------------------------------------------------------------------
   Total distributions paid                           $   407,904                   $   99,763
==============================================================================================

*For the period April 30, 2003 (commencement of operations) to December 31,
 2003.

As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net                   $    52,664
Undistributed long-term capital gains                      42,399
-----------------------------------------------------------------
Total undistributed earnings                          $    95,063
Temporary differences                                        (174)
Unrealized gains - net                                  2,553,476
-----------------------------------------------------------------
Total accumulated earning - net                       $ 2,648,365
=================================================================

As of December 31, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                            $  23,497,225
-----------------------------------------------------------------
Gross unrealized gain                                   2,594,101
Gross unrealized loss                                     (40,625)
-----------------------------------------------------------------
   Net unrealized security gain                     $   2,553,476
=================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

 DISTRIBUTIONS
  IN EXCESS OF          ACCUMULATED
NET INVESTMENT         NET REALIZED          PAID-IN
        INCOME                 GAIN          CAPITAL
----------------------------------------------------
     $  11,002            $ (12,602)       $   1,600

The permanent differences are primarily attributable to the tax treatment of amortization.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 are as follows:

  U.S. GOVERNMENT   NON-U.S. GOVERNMENT   U.S. GOVERNMENT   NON-U.S. GOVERNMENT
       PURCHASES*             PURCHASES            SALES*                 SALES
-------------------------------------------------------------------------------
       $  734,865         $  20,540,581        $  362,688          $  3,124,599

*Includes U.S. Government sponsored enterprises securities.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political and other risks.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                          YEAR ENDED             PERIOD ENDED
                                   DECEMBER 31, 2004       DECEMBER 31, 2003*
-----------------------------------------------------------------------------
Shares sold                                1,621,016                  539,110
Reinvestment of distributions                 29,752                    8,440
Shares reacquired                           (171,507)                (119,752)
-----------------------------------------------------------------------------
Increase                                   1,479,261                  427,798
=============================================================================

*For the period April 30, 2003 (commencement of operations) to December 31,
 2003.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - AMERICA'S VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - America's Value Portfolio (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - America's Value Portfolio as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE                PRINCIPAL OCCUPATION                            OTHER
DATE OF BIRTH                    WITH COMPANY                 DURING PAST FIVE YEARS                       DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Director since        Managing Partner and Chief Investment          N/A
Lord, Abbett & Co. LLC       1995; Chairman        Officer of Lord Abbett since 1996.
90 Hudson Street             since 1996
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE                PRINCIPAL OCCUPATION                            OTHER
DATE OF BIRTH                    WITH COMPANY                 DURING PAST FIVE YEARS                       DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW            Director since 1994   Managing General Partner, Bigelow Media, LLC   Currently serves as director
Emmerling Communications                           (since 2000); Senior Adviser, Time Warner      of Adelphia Communications,
41 Madison Ave.                                    Inc. (1998 - 2000); Acting Chief Executive     Inc., Crane Co., and Huttig
Suite 3810                                         Officer of Courtroom Television Network        Building Products Inc.
New York, NY                                       (1997 - 1998); President and Chief Executive
Date of Birth: 10/22/1941                          Officer of Time Warner Cable Programming,
                                                   Inc. (1991 - 1997).

WILLIAM H.T. BUSH            Director since 1998   Co-founder and Chairman of the Board of the    Currently serves as director
Bush-O'Donnell & Co., Inc.                         financial advisory firm of Bush-O'Donnell &    of Wellpoint Health Networks,
101 South Hanley Road                              Company (since 1986).                          Inc. (since 2002), and
Suite 1250                                                                                        Engineered Support Systems,
St. Louis, MO                                                                                     Inc. (since 2000).
Date of Birth: 7/14/1938

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE                PRINCIPAL OCCUPATION                            OTHER
DATE OF BIRTH                    WITH COMPANY                 DURING PAST FIVE YEARS                       DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.       Director since 1998   Managing Director of Monitor Clipper           Currently serves as director
Monitor Clipper Partners                           Partners (since 1997) and President of         of Avondale, Inc. and
Two Canal Park                                     Clipper Asset Management Corp. (since 1991),   Interstate Bakeries Corp.
Cambridge, MA                                      both private equity investment funds.
Date of Birth: 10/25/1942

JULIE A. HILL                Director since 2004   Owner and CEO of the Hillsdale Companies, a    Currently serves as director
1280 Bison                                         business consulting firm (since 1998);         of Wellpoint Health Networks
Newport Coast, CA                                  Founder, President and Owner of the            Inc.; Resources Connection
Date of Birth: 7/16/1946                           Hiram-Hill and Hillsdale Development           Inc.; and Holcim (US) Inc. (a
                                                   Companies (1998 - 2000).                       subsidiary of Holcim Ltd.)

FRANKLIN W. HOBBS            Director since 2001   Former Chief Executive Officer of Houlihan     Currently serves as director
One Equity Partners                                Lokey Howard & Zukin, an investment bank       of Adolph Coors Company.
320 Park Ave.                                      (January 2002 - April 2003); Chairman of
New York, NY                                       Warburg Dillon Read (1999 - 2001); Global
Date of Birth: 7/30/1947                           Head of Corporate Finance of SBC Warburg
                                                   Dillon Read (1997 - 1999); Chief Executive
                                                   Officer of Dillon, Read & Co. (1994 - 1997).

C. ALAN MacDONALD            Director since 1989   Retired - General Business and Governance      Currently serves as director
P.O. Box 4393                                      Consulting (since 1992); formerly President    of H.J. Baker (since 2003).
Greenwich, CT                                      and CEO of Nestle Foods.
Date of Birth: 5/19/1933

THOMAS J. NEFF               Director since 1989   Chairman of Spencer Stuart (U.S.), an          Currently serves as director
Spencer Stuart                                     executive search consulting firm (since        of Ace, Ltd. (since 1997) and
277 Park Avenue                                    1996); President of Spencer Stuart (1979 -     Hewitt Associates, Inc.
New York, NY                                       1996).
Date of Birth: 10/2/1937

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                      CURRENT POSITION            LENGTH OF SERVICE              PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH FUND              OF CURRENT POSITION            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive          Elected in 1995               Managing Partner and Chief
(3/8/1945)                   Officer and President                                  Investment Officer of Lord
                                                                                    Abbett (since 1996).

NAME AND                      CURRENT POSITION            LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH FUND              OF CURRENT POSITION           DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
ZANE E. BROWN                Executive Vice           Elected in 1996               Partner and Director of Fixed
(12/09/1951)                 President                                              Income Management, joined Lord
                                                                                    Abbett in 1992.

SHOLOM DINSKY                Executive Vice           Elected in 2003               Partner and Large Cap Value
(3/24/1944)                  President                                              Investment Manager, joined
                                                                                    Lord Abbett in 2000.

KEVIN P. FERGUSON            Executive Vice           Elected in 2003               Partner and Mid Cap Growth
(10/3/1964)                  President                                              Investment Manager, joined
                                                                                    Lord Abbett in 1999; formerly
                                                                                    Portfolio Manager/Senior Vice
                                                                                    President at Lynch & Mayer,
                                                                                    Inc.

ROBERT P. FETCH              Executive Vice           Elected in 2003               Partner and Small-Cap Value
(2/18/1953)                  President                                              Senior Investment Manager,
                                                                                    joined Lord Abbett in 1995.

KENNETH G. FULLER            Executive Vice           Elected in 2003               Investment Manager - Large Cap
(4/22/1945)                  President                                              Value, joined Lord Abbett in
                                                                                    2002; formerly Portfolio
                                                                                    Manager and Senior Vice
                                                                                    President at Pioneer
                                                                                    Investment Management, Inc.

HOWARD E. HANSEN             Executive Vice           Elected in 1999               Partner and Investment
(10/13/1961)                 President                                              Manager, joined Lord Abbett in
                                                                                    1995.

GERARD S. E. HEFFERNAN, JR.  Executive Vice           Elected in 2003               Partner and Research Analyst,
(9/7/1963)                   President                                              joined Lord Abbett in 1998.

W. THOMAS HUDSON, JR.        Executive Vice           Elected in 1993               Partner and Investment
(12/16/1941)                 President                                              Manager, joined Lord Abbett in
                                                                                    1982.

ROBERT G. MORRIS             Executive Vice           Elected in 1995               Partner and Director of Equity
(11/6/1944)                  President                                              Investments, joined Lord
                                                                                    Abbett in 1991.

NAME AND                      CURRENT POSITION            LENGTH OF SERVICE              PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH FUND              OF CURRENT POSITION            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
ELI M. SALZMANN              Executive Vice           Elected in 1999               Partner and Director of
(3/24/1964)                  President                                              Institutional Equity
                                                                                    Investments, joined Lord
                                                                                    Abbett in 1997.

CHRISTOPHER J. TOWLE         Executive Vice           Elected in 1999               Partner and Investment
(10/12/1957)                 President                                              Manager, joined Lord Abbett in
                                                                                    1987.

EDWARD K. VON DER LINDE      Executive Vice           Elected in 1999               Partner and Investment
(6/12/1960)                  President                                              Manager, joined Lord Abbett in
                                                                                    1988.

TRACIE E. AHERN              Vice President           Elected in 1999               Partner and Director of
(1/12/1968)                                                                         Portfolio Accounting and
                                                                                    Operations, joined Lord Abbett
                                                                                    in 1999.

EILEEN K. BANKO              Vice President           Elected in 1999               Equity Analyst, joined Lord
(11/3/1967)                                                                         Abbett in 1990.

JAMES BERNAICHE              Chief Compliance         Elected in 2004               Chief Compliance Officer,
(7/28/1956)                  Officer                                                joined Lord Abbett in 2001;
                                                                                    formerly Chief Compliance
                                                                                    Officer with Credit Suisse
                                                                                    Asset Management.

JOAN A. BINSTOCK             Chief Financial          Elected in 1999               Partner and Chief Operations
(3/4/1954)                   Officer and Vice                                       Officer, joined Lord Abbett in
                             President                                              1999.

DAVID G. BUILDER             Vice President           Elected in 1999               Equity Analyst, joined Lord
(1/4/1954)                                                                          Abbett in 1998.

DANIEL E. CARPER             Vice President           Elected in 1990               Partner, joined Lord Abbett in
(1/22/1952)                                                                         1979.

DANIEL H. FRASCARELLI        Vice President           Elected in 2003               Partner and Investment
(3/11/1954)                                                                         Manager, joined Lord Abbett in
                                                                                    1990.

MICHAEL S. GOLDSTEIN         Vice President           Elected in 1999               Partner and Fixed Income
(10/29/1968)                                                                        Investment Manager, joined
                                                                                    Lord Abbett in 1997.

PAUL A. HILSTAD              Vice President and       Elected in 1995               Partner and General Counsel,
(12/13/1942)                 Secretary                                              joined Lord Abbett in 1995.

ELLEN G. ITSKOVITZ           Vice President           Elected in 2001               Partner and Senior Research
(10/30/1957)                                                                        Analyst, joined Lord Abbett in
                                                                                    1998.

LAWRENCE H. KAPLAN           Vice President and       Elected in 1997               Partner and Deputy General
(1/16/1957)                  Assistant Secretary                                    Counsel, joined Lord Abbett in
                                                                                    1997.

MAREN LINDSTROM              Vice President           Elected in 2001               Partner and Fixed Income
(9/17/1962)                                                                         Investment Manager, joined
                                                                                    Lord Abbett in 2000.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                      CURRENT POSITION            LENGTH OF SERVICE              PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH FUND              OF CURRENT POSITION            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III      Vice President           Elected in 1998               Partner and Manager of Equity
(12/21/1959)                                                                        Trading, joined Lord Abbett in
                                                                                    1983.

CHRISTINA T. SIMMONS         Vice President and       Elected in 2001               Assistant General Counsel,
(11/12/1957)                 Assistant Secretary                                    joined Lord Abbett in 1999;
                                                                                    formerly Assistant General
                                                                                    Counsel of Prudential
                                                                                    Investments (1998 - 1999);
                                                                                    prior thereto Counsel of
                                                                                    Drinker, Biddle & Reath LLP, a
                                                                                    law firm.

BERNARD J. GRZELAK           Treasurer                Elected in 2003               Director of Fund
(6/12/1971)                                                                         Administration, joined Lord
                                                                                    Abbett in 2003; formerly Vice
                                                                                    President, Lazard Asset
                                                                                    Management LLC; prior thereto
                                                                                    Manager of Deloitte & Touche
                                                                                    LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Fund's complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, only 62.31% of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2004, $15,543 represents long-term capital gains.

[LORD ABBETT(R) LOGO]

  This report when not used for the general
 information of shareholders of the Fund is to
be distributed only if preceded or accompanied
         by a current Fund Prospectus.                    Lord Abbett Series Fund, Inc.
                                                                 America's Value Portfolio
  Lord Abbett Mutual Fund shares are distributed by                                               LASFAMV-2-1204
            Lord Abbett Distributor LLC                                                                   (2/05)

[LORD ABBETT LOGO]

2004
 ANNUAL
   REPORT

LORD ABBETT
   SERIES FUND-
   GROWTH OPPORTUNITIES
     PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND - GROWTH OPPORTUNITIES PORTFOLIO ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - Growth Opportunities Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------
Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended December 31, 2004. In January, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified. A positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. Inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2.0% gain in March.

     Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index (CPI), which is a measure of retail prices and commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1.0% to 1.3%, and stocks responded positively to the widely expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

--------------------------------------------------------------------------------

     After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

     The combination of declining gasoline prices during much of the third quarter and the addition of 300,000-400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.3% to 1.5%. This was followed by another increase to 1.8% on September 21. Two additional increases in November and December brought the fed funds rate to 2.3% by year-end.

     In the final quarter of the year, employment increased. The CPI increased 0.5% in October and 0.1% in November. In addition, the S&P 500 Index(1) gained 1.5% in October, 4.0% in November and 3.4% in December. For 2004 as a whole, the S&P 500 Index(1) reported a gain of 10.9%.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2004?

A: Lord Abbett Series Fund - Growth Opportunities Portfolio returned 11.2%, reflecting performance at the Net Asset Value (NAV) of Class VC shares, with all distributions reinvested, for the year ended December 31, 2004. The Fund's benchmark, the Russell Midcap(R) Growth Index,(2) returned 15.5% in the same period. Standardized Average Annual Total Returns as of December 31, 2004 are 1
Year: 11.2% and Since Inception (04/30/03): 18.6%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

--------------------------------------------------------------------------------

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The most significant contribution to positive performance was stock selection within the auto and transportation sector. Several trucking holdings performed, reflecting an overall improving economy and increased market share. The portfolio benefited from an underweight position in technology, a sector with weaker performance. It was also helped by an overweight position in energy, as strong oil and natural gas prices made for a favorable backdrop for energy company profits. Energy stock selection contributed as well, as holdings related to natural gas and oil services outperformed.

     The greatest detractor from the Fund's performance was stock selection within the health care sector. Despite strong sales of its lead drug, a biotechnology holding disappointed, based on analysts' concerns about the company's potentially higher operating expenses. A generic pharmaceutical holding was weak as a result of reduced drug reimbursement schedules from insurance providers. A nursing home operator and long-term care provider also suffered from the same pricing pressures. The consumer discretionary sector also hurt portfolio performance for the fiscal year. This sector includes stocks within the consumer durables, apparel, media, hotel and leisure industries.

     Underperformance by select business service companies serving the consumer discretionary industry was a factor. A company that tests semiconductor equipment underperformed due to poor fundamentals associated with the slowdown in the semi-conductor market. A traditional radio broadcasting holding performed poorly, as a recovery in local advertising took longer than expected and market share was lost to satellite broadcasters. Performance in another business services company disappointed, reflecting the inability of the company's management to effectively integrate recent acquisitions.

--------------------------------------------------------------------------------

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     PLEASE CONSIDER THE SERIES FUND INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES BEFORE INVESTING. A PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE SERIES FUND. TO OBTAIN A PROSPECTUS ON THE SERIES FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell Midcap(R) Growth Index and the S&P MidCap 400/Barra Growth Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2004

                  THE FUND (CLASS VC SHARES)      RUSSELL MIDCAP(R)        S&P MIDCAP 400/BARRA
                      AT NET ASSET VALUE           GROWTH INDEX(1)            GROWTH INDEX(1)
 4/30/2003                  $        10,000         $        10,000            $        10,000
 5/31/2003                  $        10,380         $        10,962            $        10,667
 6/30/2003                  $        10,550         $        11,119            $        10,893
 7/31/2003                  $        10,790         $        11,516            $        11,333
 8/31/2003                  $        11,289         $        12,150            $        11,775
 9/30/2003                  $        10,709         $        11,914            $        11,527
10/31/2003                  $        11,579         $        12,875            $        12,319
11/30/2003                  $        11,738         $        13,220            $        12,681
12/31/2003                  $        11,958         $        13,364            $        12,638
 1/31/2004                  $        12,278         $        13,805            $        12,851
 2/29/2004                  $        12,438         $        14,037            $        13,128
 3/31/2004                  $        12,348         $        14,010            $        13,213
 4/30/2004                  $        11,848         $        13,615            $        12,857
 5/31/2004                  $        12,049         $        13,936            $        13,124
 6/30/2004                  $        12,239         $        14,158            $        13,313
 7/31/2004                  $        11,479         $        13,221            $        12,650
 8/31/2004                  $        11,249         $        13,058            $        12,493
 9/30/2004                  $        11,720         $        13,545            $        12,858
10/31/2004                  $        11,969         $        14,004            $        13,169
11/30/2004                  $        12,599         $        14,727            $        13,794
12/31/2004                  $        13,302         $        15,432            $        14,405

                                         1 YEAR   LIFE OF CLASS
                          CLASS VC(2)    11.23%          18.62%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on April 30, 2003.

(2) The Class VC shares were first offered on April 30, 2003. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/04 - 12/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING          ENDING           EXPENSES
                                                   ACCOUNT           ACCOUNT         PAID DURING
                                                    VALUE             VALUE            PERIOD+
                                                    -----             -----            -------
                                                                                       7/1/04 -
                                                   7/1/04           12/31/04          12/31/04
                                                   ------           --------          --------
Actual                                         $      1,000.00   $      1,086.90   $          6.19
Hypothetical (5% Return Before Expenses)       $      1,000.00   $      1,019.20   $          5.99

+ Expenses are equal to the Fund's annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2004

SECTOR                                %*
Auto & Transportation                1.83%
Consumer Discretionary              25.09%
Consumer Staples                     2.08%
Financial Services                  13.00%
Healthcare                          18.64%
Materials & Processing               6.77%
Other                                1.14%
Other Energy                         4.75%
Producer Durables                    4.92%
Short-Term Investment                6.57%
Technology                          12.39%
Utilities                            2.82%
Total                              100.00%

*  Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS 90.97%

ADVERTISING AGENCY 0.34%
ValueClick, Inc.*                                      6,100     $       81
                                                                 ----------
AGRICULTURE FISHING & RANCHING 0.87%
Monsanto Co.                                           3,700            206
                                                                 ----------
BANKS: OUTSIDE NEW YORK CITY 2.21%
Investors Financial Services
Corp.                                                  6,200            310
North Fork Bancorporation,
Inc.                                                   7,400            213
                                                                 ----------
TOTAL                                                                   523
                                                                 ----------
BIOTECHNOLOGY RESEARCH & PRODUCTION 3.64%
Cephalon, Inc.*                                        3,886            198
Genzyme Corp.*                                         5,049            293
Invitrogen Corp.*                                      5,550            373
                                                                 ----------
TOTAL                                                                   864
                                                                 ----------
CABLE TELEVISION SERVICES 0.84%
EchoStar Communications
Corp. Class A                                          6,021            200
                                                                 ----------
CHEMICALS 1.81%
Ecolab Inc.                                            4,800            169
Rohm & Haas Co.                                        5,900            261
                                                                 ----------
TOTAL                                                                   430
                                                                 ----------
COMMERCIAL INFORMATION SERVICES 0.49%
Ask Jeeves, Inc.*                                      4,300            115
                                                                 ----------
COMMUNICATIONS TECHNOLOGY 2.96%
Avaya Inc.*                                           24,924            429
Symbol Technologies, Inc.                             15,844            274
                                                                 ----------
TOTAL                                                                   703
                                                                 ----------
COMPUTER SERVICES SOFTWARE & SYSTEMS 5.60%
Amdocs Ltd.*(a)                                        9,813            258
CACI International, Inc.
Class A*                                               5,800            395
Computer Sciences Corp.*                               5,700     $      321
Hyperion Solutions Corp.*                              4,100            191
Informatica Corp.*                                    20,056            163
                                                                 ----------
TOTAL                                                                 1,328
                                                                 ----------
COMPUTER TECHNOLOGY 1.31%
Ingram Micro Inc.*                                    14,932            311
                                                                 ----------
CONSUMER ELECTRONICS 1.75%
CNET Networks, Inc.*                                   6,700             75
Take-Two Interactive
Software, Inc.*                                        9,800            341
                                                                 ----------
TOTAL                                                                   416
                                                                 ----------
COSMETICS 0.74%
Nu Skin Enterprises, Inc.                              6,900            175
                                                                 ----------
DIVERSIFIED FINANCIAL SERVICES 1.97%
CIT Group Inc.                                        10,210            468
                                                                 ----------
DIVERSIFIED PRODUCTION 0.57%
Danaher Corp.                                          2,336            134
                                                                 ----------
DRUGS & PHARMACEUTICALS 5.62%
Barr Pharmaceuticals, Inc.*                            3,300            150
Endo Pharmaceuticals
Holdings, Inc.*                                       12,610            265
Eyetech Pharmaceuticals,
Inc.*                                                  1,600             73
IVAX Corp.*                                           14,075            223
Medicines Co. (The)*                                   2,500             72
MedImmune, Inc.*                                       4,700            127
QLT Inc.*(a)                                          15,350            247
Teva Pharmaceutical
Industries Ltd. ADR                                    5,852            175
                                                                 ----------
TOTAL                                                                 1,332
                                                                 ----------
EDUCATION SERVICES 2.49%
Corinthian Colleges, Inc.*                            18,900            356
Education Management
Corp.*                                                 7,100            235
                                                                 ----------
TOTAL                                                                   591
                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS 0.79%
Molex Inc.                                             6,270     $      188
                                                                 ----------
ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 2.19%
Broadcom Corp.*                                        4,000            129
Linear Technology Corp.                                2,800            109
Microchip Technology Inc.                              5,900            157
Silicon Laboratories Inc.*                             3,500            124
                                                                 ----------
TOTAL                                                                   519
                                                                 ----------
ENGINEERING & CONTRACTING SERVICES 1.97%
Dycom Industries, Inc.*                                6,300            192
Jacobs Engineering Group
Inc.*                                                  5,756            275
                                                                 ----------
TOTAL                                                                   467
                                                                 ----------
FERTILIZERS 0.32%
Potash Corp. of
Saskatchewan, Inc.(a)                                    900             75
                                                                 ----------
FINANCIAL DATA PROCESSING
SERVICES & SYSTEMS 2.25%
Alliance Data Systems Corp.*                           5,330            253
DST Systems, Inc.*                                     5,400            282
                                                                 ----------
TOTAL                                                                   535
                                                                 ----------
FINANCIAL MISCELLANEOUS 1.81%
CapitalSource, Inc.*                                   7,100            182
Providian Financial Corp.*                            14,996            247
                                                                 ----------
TOTAL                                                                   429
                                                                 ----------
FOODS 0.96%
Ralcorp Holdings, Inc.                                 5,440            228
                                                                 ----------
HEALTH & PERSONAL CARE 1.65%
Lincare Holdings Inc.*                                 5,600            239
Omnicare, Inc.                                         4,418            153
                                                                 ----------
TOTAL                                                                   392
                                                                 ----------
HEALTHCARE FACILITIES 1.00%
DaVita Inc.*                                           6,000            237
                                                                 ----------
HEALTHCARE MANAGEMENT SERVICES 4.10%
Caremark Rx, Inc.*                                     8,642     $      341
Cerner Corp.*                                          1,928            102
Community Health
Systems, Inc.*                                        10,900            304
PacifiCare Health Systems,
Inc.*                                                  4,000            226
                                                                 ----------
TOTAL                                                                   973
                                                                 ----------
HOTEL/MOTEL 0.80%
Hilton Hotels Corp.                                    8,300            189
                                                                 ----------
INVESTMENT MANAGEMENT COMPANIES 1.79%
Affiliated Managers Group,
Inc.*                                                  6,264            424
                                                                 ----------
LEISURE TIME 1.92%
Penn National Gaming, Inc.*                            2,400            146
Royal Caribbean Cruises
Ltd.                                                   5,680            309
                                                                 ----------
TOTAL                                                                   455
                                                                 ----------
MACHINERY: INDUSTRIAL/SPECIALTY 0.79%
Nordson Corp.                                          4,700            188
                                                                 ----------
MACHINERY: OIL WELL EQUIPMENT &
SERVICES 3.74%
Halliburton Co.                                        8,300            326
Noble Corp.*                                           3,600            179
Weatherford Int'l., Ltd.*                              7,470            383
                                                                 ----------
TOTAL                                                                   888
                                                                 ----------
MANUFACTURING 1.92%
Ingersoll-Rand Co. Ltd.(a)                             5,669            455
                                                                 ----------
MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 1.64%
Bard (C.R.), Inc.                                      2,100            134
Boston Scientific Corp.*                               4,670            166
INAMED Corp.*                                          1,400             89
                                                                 ----------
TOTAL                                                                   389
                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
MEDICAL SERVICES 0.49%
Covance Inc.*                                          3,000     $      116
                                                                 ----------
METAL FABRICATING 0.86%
Timken Co. (The)                                       7,800            203
                                                                 ----------
METALS & MINERALS MISCELLANEOUS 0.77%
GrafTech Int'l. Ltd.*                                 19,200            182
                                                                 ----------
MISC BUSINESS & CONSUMER
DISCRETIONARY 0.12%
Advance America, Cash
Advance Centers, Inc.*                                 1,200             28
                                                                 ----------
MULTI-SECTOR COMPANIES 1.11%
ITT Industries, Inc.                                   3,130            264
                                                                 ----------
OFFICE FURNITURE & BUSINESS
EQUIPMENT 0.72%
Lexmark Int'l., Inc.*                                  2,000            170
                                                                 ----------
OIL: CRUDE PRODUCERS 0.88%
XTO Energy Inc.                                        5,887            208
                                                                 ----------
RADIO & TV BROADCASTERS 1.43%
Univision Communications
Inc.*                                                  2,934             86
Westwood One, Inc.*                                    9,400            253
                                                                 ----------
TOTAL                                                                   339
                                                                 ----------
RENTAL & LEASING SERVICES: COMMERCIAL 0.83%
United Rentals, Inc.*                                 10,427            197
                                                                 ----------
RESTAURANTS 0.94%
Panera Bread Co. Class A*                              5,500            222
                                                                 ----------
RETAIL 8.75%
Advance Auto Parts, Inc.*                              8,348            365
American Eagle Outfitters,
Inc.                                                   4,830            227
Dollar General Corp.                                  11,700            243
Dollar Tree Stores, Inc.*                              6,456            185
Fisher Scientific Int'l. Inc.*                         5,270            329
Linens 'n Things, Inc.*                                1,956     $       48
MSC Industrial Direct Co.,
Inc.                                                   8,645            311
PETCO Animal Supplies, Inc.*                           9,267            366
                                                                 ----------
TOTAL                                                                 2,074
                                                                 ----------
SECURITIES BROKERAGE & SERVICES 1.79%
E*Trade Financial Corp.*                              15,200            227
Legg Mason, Inc.                                       2,700            198
                                                                 ----------
TOTAL                                                                   425
                                                                 ----------
SERVICES: COMMERCIAL 3.83%
ASE Test Ltd.*(a)                                      8,288             56
Hewitt Associates, Inc.
Class A*                                               5,500            176
IAC/InterActiveCorp*                                   6,852            189
Iron Mountain, Inc.*                                   4,357            133
Kelly Services, Inc. Class A                           3,480            105
Robert Half Int'l. Inc.                                8,429            248
                                                                 ----------
TOTAL                                                                   907
                                                                 ----------
SHIPPING 0.52%
UTi Worldwide Inc.(a)                                  1,800            122
                                                                 ----------
SOAPS & HOUSEHOLD CHEMICALS 1.06%
Clorox Co. (The)                                       4,280            252
                                                                 ----------
TRUCKERS 1.27%
Heartland Express, Inc.                                5,178            116
Landstar System, Inc.*                                 2,500            184
                                                                 ----------
TOTAL                                                                   300
                                                                 ----------
UTILITIES: CABLE TV & RADIO 0.85%
Cablevision Systems Corp.,
NY Group, Class A*                                     8,100            202
                                                                 ----------
UTILITIES: TELECOMMUNICATIONS 1.90%
Nextel Partners, Inc.
Class A*                                              23,045            450
                                                                 ----------
TOTAL COMMON STOCKS
(Cost $19,291,134)                                                   21,569
                                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2004

                                                   PRINCIPAL
                                                      AMOUNT          VALUE
INVESTMENTS                                            (000)          (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT 6.40%

REPURCHASE AGREEMENT 6.40%

Repurchase Agreement
dated 12/31/2004,
1.80% due 1/3/2005
with State Street
Bank & Trust Co.
collateralized by
$1,545,000 of Federal
National Mortgage
Assoc. at 3.00%
due 7/16/2013;
value: $1,548,863;
proceeds: $1,517,388
(Cost $1,517,160)                                 $    1,517     $    1,517
                                                                 ==========
TOTAL INVESTMENTS IN SECURITIES 97.37%
(Cost $20,808,294)                                                   23,086
                                                                 ==========
CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES 2.63%                                          623
                                                                 ----------
NET ASSETS 100.00%                                               $   23,709
                                                                 ==========

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
   Investments in securities, at value (Cost $20,808,294)                            $ 23,086,119
   Receivables:
     Interest and dividends                                                                 7,113
     Investment securities sold                                                           729,238
     Capital shares sold                                                                   68,404
     From advisor                                                                           1,246
   Prepaid expenses                                                                            54
-------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                        23,892,174
=================================================================================================
LIABILITIES:
   Payables:
     Investment securities purchased                                                       94,216
     Capital shares reacquired                                                             20,683
     Management fee                                                                        14,796
     Fund administration                                                                      740
     Directors' fees                                                                        1,463
   Accrued expenses and other liabilities                                                  51,666
-------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                      183,564
=================================================================================================
NET ASSETS                                                                           $ 23,708,610
=================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                      $ 21,332,406
Distributions in excess of net investment income                                           (1,463)
Accumulated net realized gain on investments                                               99,842
Net unrealized appreciation on investments                                              2,277,825
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $ 23,708,610
=================================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR VALUE)      1,783,099
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                        $      13.30
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends                                                                            $     57,876
Interest                                                                                   10,808
Foreign withholding tax                                                                      (134)
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                    68,550
-------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                             89,135
Shareholder servicing                                                                      29,936
Professional                                                                               15,817
Reports to shareholders                                                                    30,082
Fund administration                                                                         4,378
Custody                                                                                    23,337
Directors' fees                                                                                45
Offering                                                                                      861
Other                                                                                      10,819
-------------------------------------------------------------------------------------------------
Gross expenses                                                                            204,410
   Expense reductions                                                                         (90)
   Expenses assumed by advisor                                                            (72,344)
-------------------------------------------------------------------------------------------------
NET EXPENSES                                                                              131,976
-------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                       (63,426)
=================================================================================================
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                          162,531
Net change in unrealized appreciation on investments                                    2,116,022
=================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                        2,278,553
=================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $  2,215,127
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            FOR THE YEAR ENDED      APRIL 30, 2003* TO
INCREASE IN NET ASSETS                                       DECEMBER 31, 2004       DECEMBER 31, 2003
OPERATIONS:
Net investment loss                                         $          (63,426)     $           (5,512)
Net realized gain on investments                                       162,531                  10,079
Net change in unrealized appreciation on investments                 2,116,022                 161,803
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,215,127                 166,370
======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain                                                       (5,679)                      -
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                       19,931,309               2,397,117
Reinvestment of distributions                                            5,679                       -
Cost of shares reacquired                                             (907,348)                (93,965)
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                  19,029,640               2,303,152
======================================================================================================
NET INCREASE IN NET ASSETS                                          21,239,088               2,469,522
======================================================================================================
NET ASSETS:
Beginning of period                                                  2,469,522                       -
------------------------------------------------------------------------------------------------------
END OF PERIOD                                               $       23,708,610      $        2,469,522
======================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME            $           (1,463)     $              (11)
======================================================================================================

* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                       4/30/2003(c)
                                                                    YEAR ENDED              TO
                                                                    12/31/2004          12/31/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                              $         11.96     $         10.00
                                                                  ===============     ===============

Investment operations:

  Net investment loss(a)                                                     (.07)               (.07)

  Net realized and unrealized gain                                           1.41                2.03
                                                                  ---------------     ---------------
    Total from investment operations                                         1.34                1.96
                                                                  ---------------     ---------------
Distributions to shareholders from:

  Net realized gain                                                             -(e)                -
                                                                  ---------------     ---------------
    Total distributions                                                         -(e)                -
                                                                  ---------------     ---------------
NET ASSET VALUE, END OF PERIOD                                    $         13.30     $         11.96
                                                                  ===============     ===============
Total Return(b)                                                             11.23%              19.60%(d)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including expenses assumed and expense reductions                1.20%                .87%(d)

  Expenses, excluding expenses assumed and expense reductions                1.86%               9.92%(d)

  Net investment loss                                                        (.58)%              (.60)%(d)

                                                                                       4/30/2003(c)
                                                                     YEAR END               TO
SUPPLEMENTAL DATA:                                                  12/31/2004          12/31/2003
=====================================================================================================
  Net assets, end of period (000)                                 $        23,709     $         2,470
  Portfolio turnover rate                                                   78.80%              40.46%
=====================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.
(e) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven portfolios. This report covers Growth Opportunities Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are generally allocated among the portfolios within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(g) OFFERING COSTS-Lord, Abbett & Co. LLC ("Lord Abbett") incurred initial offering costs on behalf of the Fund that have been reimbursed by the Fund. Such expenses were amortized on the straight-line method over a period of one year from the commencement of operations.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

Effective May 1, 2004, the management fee is based on the Fund's average daily net assets at the following annual rates:

--------------------------------

First $1 billion            .80%
Next $1 billion             .75%
Next $1 billion             .70%
Over $3 billion             .65%

Prior to May 1, 2004, the management fee was based on the Fund's average daily net assets at an annual rate of .90%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2004, Lord Abbett had contractually agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets. Lord Abbett has contractually agreed to continue the expense cap arrangement for the fiscal year ending December 31, 2005.

The Company, on behalf on the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2004, the Fund incurred expenses of $26,046 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

As of December 31, 2004, a portion of the Fund's outstanding shares are held by Lord Abbett.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal periods ended December 31, 2004 and 2003 are as follows:

                                              YEAR        PERIOD
                                             ENDED         ENDED
                                        ------------------------
                                        12/31/2004   12/31/2003*
----------------------------------------------------------------
Distributions paid from:
Ordinary income                          $   5,679      $      -
----------------------------------------------------------------
   Total distributions                   $   5,679      $      -
================================================================

*For the period April 30, 2003 (commencement of operations) to December 31,
2003.

As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net          $     180,708
Undistributed long-term capital gains               15,087
----------------------------------------------------------
Total undistributed earnings                 $     195,795
Temporary differences                               (1,463)
Unrealized gains - net                           2,181,872
----------------------------------------------------------
   Total accumulated earnings - net          $   2,376,204
==========================================================

As of December 31, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                     $  20,904,247
----------------------------------------------------------
Gross unrealized gain                            2,398,768
Gross unrealized loss                             (216,896)
----------------------------------------------------------
   Net unrealized security gain              $   2,181,872
==========================================================

The difference between book-basis and tax basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

  DISTRIBUTION
  IN EXCESS OF     ACCUMULATED
NET INVESTMENT    NET REALIZED     PAID-IN
        INCOME            GAIN     CAPITAL
------------------------------------------
$       61,974    $    (61,653)   $   (321)

The permanent differences are primarily attributable to the tax treatment of net operating loss.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 are as follows:

PURCHASES         SALES
------------------------------
$  25,245,766     $  8,367,153

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2004.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and record keeping functions relating to portfolio transactions and calculating the Fund's NAV.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                               YEAR ENDED           PERIOD ENDED
                                        DECEMBER 31, 2004     DECEMBER 31, 2003*
--------------------------------------------------------------------------------
Shares sold                                     1,652,513                214,614
Reinvestment of distributions                         434                      -
Shares reacquired                                 (76,327)                (8,135)
--------------------------------------------------------------------------------
Increase                                        1,576,620                206,479
--------------------------------------------------------------------------------

*For the period April 30, 2003 (commencement of operations) to December 31,
2003.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - GROWTH OPPORTUNITIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                   CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE       PRINCIPAL OCCUPATION              OTHER
DATE OF BIRTH                        WITH COMPANY        DURING PAST FIVE YEARS         DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director since          Managing Partner and        N/A
Lord, Abbett & Co. LLC          1995; Chairman          Chief Investment
90 Hudson Street                since 1996              Officer of Lord Abbett
Jersey City, NJ                                         since 1996.
Date of Birth: 3/8/1945

                                     --------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE       PRINCIPAL OCCUPATION              OTHER
DATE OF BIRTH                        WITH COMPANY        DURING PAST FIVE YEARS         DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1994     Managing General            Currently serves as
Emmerling                                               Partner, Bigelow Media,     director of Adelphia
Communications                                          LLC (since 2000); Senior    Communications, Inc.,
41 Madison Ave.                                         Adviser, Time Warner        Crane Co., and Huttig
Suite 3810                                              Inc. (1998 - 2000);         Building Products
New York, NY                                            Acting Chief Executive      Inc.
Date of Birth: 10/22/1941                               Officer of Courtroom
                                                        Television Network (1997
                                                        - 1998); President and
                                                        Chief Executive Officer
                                                        of Time Warner Cable
                                                        Programming, Inc. (1991
                                                        - 1997).

WILLIAM H.T. BUSH               Director since 1998     Co-founder and Chairman     Currently serves as
Bush-O'Donnell & Co., Inc.                              of the Board of the         director of Wellpoint
101 South Hanley Road                                   financial advisory firm     Health Networks Inc.
Suite 1250                                              of Bush-O'Donnell &         (since 2002), and
St. Louis, MO                                           Company (since 1986).       Engineered Support
Date of Birth: 7/14/1938                                                            Systems, Inc. (since
                                                                                    2000).

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE       PRINCIPAL OCCUPATION              OTHER
DATE OF BIRTH                        WITH COMPANY        DURING PAST FIVE YEARS         DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.          Director since 1998     Managing Director of        Currently serves as
Monitor Clipper Partners                                Monitor Clipper Partners    director of Avondale
Two Canal Park                                          (since 1997) and            Inc. and Interstate
Cambridge, MA                                           President of Clipper        Bakeries Corp.
Date of Birth: 10/25/1942                               Asset Management Corp.
                                                        (since 1991), both
                                                        private equity
                                                        investment funds.

JULIE A. HILL                   Director since 2004     Owner and CEO of the        Currently serves as
1280 Bison                                              Hillsdale Companies, a      director of Wellpoint
Newport Coast, CA                                       business consulting firm    Health Networks Inc.;
Date of Birth: 7/16/1946                                (since 1998); Founder,      Resources Connection
                                                        President and Owner of      Inc.; and Holcim (US)
                                                        the Hiram-Hill and          Inc. (a subsidiary of
                                                        Hillsdale Development       Holcim Ltd.)
                                                        Companies (1998 - 2000).

FRANKLIN W. HOBBS               Director since 2001     Former Chief Executive      Currently serves as
One Equity Partners                                     Officer of Houlihan         director of Adolph
320 Park Ave.                                           Lokey Howard & Zukin, an    Coors Company.
New York, NY                                            investment bank (January
Date of Birth: 7/30/1947                                2002 - April 2003);
                                                        Chairman of Warburg
                                                        Dillon Read (1999 -
                                                        2001); Global Head of
                                                        Corporate Finance of SBC
                                                        Warburg Dillon Read
                                                        (1997 - 1999); Chief
                                                        Executive Officer of
                                                        Dillon, Read & Co. (1994
                                                        - 1997).

C. ALAN MACDONALD               Director since 1989     Retired - General           Currently serves as
P.O. Box 4393                                           Business and Governance     director of H.J.
Greenwich, CT                                           Consulting (since 1992);    Baker (since 2003).
Date of Birth: 5/19/1933                                formerly President and
                                                        CEO of Nestle Foods.

THOMAS J. NEFF                  Director since 1989     Chairman of Spencer         Currently serves as
Spencer Stuart                                          Stuart (U.S.), an           director of Ace, Ltd.
277 Park Avenue                                         executive search            (since 1997) and
New York, NY                                            consulting firm (since      Hewitt Associates,
Date of Birth: 10/2/1937                                1996); President of         Inc.
                                                        Spencer Stuart (1979 -
                                                        1996).

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                           CURRENT POSITION               LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                        WITH FUND                 OF CURRENT POSITION           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Chief Executive              Elected in 1995                   Managing Partner and
(3/8/1945)                     Officer and President                                          Chief Investment Officer
                                                                                              of Lord Abbett (since
                                                                                              1996).

NAME AND                           CURRENT POSITION               LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                        WITH FUND                 OF CURRENT POSITION           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
ZANE E. BROWN                  Executive Vice               Elected in 1996                   Partner and Director of
(12/09/1951)                   President                                                      Fixed Income Management,
                                                                                              joined Lord Abbett in
                                                                                              1992.

SHOLOM DINSKY                  Executive Vice               Elected in 2003                   Partner and Large Cap
(3/24/1944)                    President                                                      Value Investment
                                                                                              Manager, joined Lord
                                                                                              Abbett in 2000.

KEVIN P. FERGUSON              Executive Vice               Elected in 2003                   Partner and Mid Cap
(10/3/1964)                    President                                                      Growth Investment
                                                                                              Manager, joined Lord
                                                                                              Abbett in 1999; formerly
                                                                                              Portfolio Manager/Senior
                                                                                              Vice President at Lynch
                                                                                              & Mayer, Inc.

ROBERT P. FETCH                Executive Vice               Elected in 2003                   Partner and Small-Cap
(2/18/1953)                    President                                                      Value Senior Investment
                                                                                              Manager, joined Lord
                                                                                              Abbett in 1995.

KENNETH G. FULLER              Executive Vice               Elected in 2003                   Investment Manager -
(4/22/1945)                    President                                                      Large Cap Value, joined
                                                                                              Lord Abbett in 2002;
                                                                                              formerly Portfolio
                                                                                              Manager and Senior Vice
                                                                                              President at Pioneer
                                                                                              Investment Management,
                                                                                              Inc.

HOWARD E. HANSEN               Executive Vice               Elected in 1999                   Partner and Investment
(10/13/1961)                   President                                                      Manager, joined Lord
                                                                                              Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.    Executive Vice               Elected in 2003                   Partner and Research
(9/7/1963)                     President                                                      Analyst, joined Lord
                                                                                              Abbett in 1998.

W. THOMAS HUDSON, JR.          Executive Vice               Elected in 1993                   Partner and Investment
(12/16/1941)                   President                                                      Manager, joined Lord
                                                                                              Abbett in 1982.

ROBERT G. MORRIS               Executive Vice               Elected in 1995                   Partner and Director of
(11/6/1944)                    President                                                      Equity Investments, joined
                                                                                              Lord Abbett in 1991.

NAME AND                           CURRENT POSITION               LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                        WITH FUND                 OF CURRENT POSITION           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
ELI M. SALZMANN                Executive Vice               Elected in 1999                   Partner and Director of
(3/24/1964)                    President                                                      Institutional Equity
                                                                                              Investments, joined Lord
                                                                                              Abbett in 1997.

CHRISTOPHER J. TOWLE           Executive Vice               Elected in 1999                   Partner and Investment
(10/12/1957)                   President                                                      Manager, joined Lord
                                                                                              Abbett in 1987.

EDWARD K. VON DER LINDE        Executive Vice               Elected in 1999                   Partner and Investment
(6/12/1960)                    President                                                      Manager, joined Lord
                                                                                              Abbett in 1988.

TRACIE E. AHERN                Vice President               Elected in 1999                   Partner and Director of
(1/12/1968)                                                                                   Portfolio Accounting and
                                                                                              Operations, joined Lord
                                                                                              Abbett in 1999.

EILEEN K. BANKO                Vice President               Elected in 1999                   Equity Analyst, joined
(11/3/1967)                                                                                   Lord Abbett in 1990.

JAMES BERNAICHE                Chief Compliance             Elected in 2004                   Chief Compliance Officer,
(7/28/1956)                    Officer                                                        joined Lord Abbett in
                                                                                              2001; formerly Chief
                                                                                              Compliance Officer with
                                                                                              Credit Suisse Asset
                                                                                              Management.

JOAN A. BINSTOCK               Chief Financial              Elected in 1999                   Partner and Chief
(3/4/1954)                     Officer and Vice                                               Operations Officer, joined
                               President                                                      Lord Abbett in 1999.

DAVID G. BUILDER               Vice President               Elected in 1999                   Equity Analyst, joined Lord
(1/4/1954)                                                                                    Abbett in 1998.

DANIEL E. CARPER               Vice President               Elected in 1990                   Partner, joined Lord
(1/22/1952)                                                                                   Abbett in 1979.

DANIEL H. FRASCARELLI          Vice President               Elected in 2003                   Partner and Investment
(3/11/1954)                                                                                   Manager, joined Lord
                                                                                              Abbett in 1990.

MICHAEL S. GOLDSTEIN           Vice President               Elected in 1999                   Partner and Fixed Income
(10/29/1968)                                                                                  Investment Manager,
                                                                                              joined Lord Abbett in 1997.

PAUL A. HILSTAD                Vice President and           Elected in 1995                   Partner and General
(12/13/1942)                   Secretary                                                      Counsel, joined Lord
                                                                                              Abbett in 1995.

ELLEN G. ITSKOVITZ             Vice President               Elected in 2001                   Partner and Senior
(10/30/1957)                                                                                  Research Analyst, joined
                                                                                              Lord Abbett in 1998.

LAWRENCE H. KAPLAN             Vice President and           Elected in 1997                   Partner and Deputy
(1/16/1957)                    Assistant Secretary                                            General Counsel, joined
                                                                                              Lord Abbett in 1997.

MAREN LINDSTROM                Vice President               Elected in 2001                   Partner and Fixed Income
(9/17/1962)                                                                                   Investment Manager,
                                                                                              joined Lord Abbett in 2000.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                           CURRENT POSITION               LENGTH OF SERVICE             PRINCIPAL OCCUPATION
(DATE OF BIRTH)                        WITH FUND                 OF CURRENT POSITION           DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III        Vice President               Elected in 1998                   Partner and Manager of
(12/21/1959)                                                                                  Equity Trading, joined Lord
                                                                                              Abbett in 1983.

CHRISTINA T. SIMMONS           Vice President and           Elected in 2001                   Assistant General Counsel,
(11/12/1957)                   Assistant Secretary                                            joined Lord Abbett in 1999;
                                                                                              formerly Assistant
                                                                                              General Counsel of
                                                                                              Prudential Investments
                                                                                              (1998 - 1999); prior
                                                                                              thereto Counsel of
                                                                                              Drinker, Biddle & Reath
                                                                                              LLP, a law firm.

BERNARD J. GRZELAK             Treasurer                    Elected in 2003                   Director of Fund
(6/12/1971)                                                                                   Administration, joined
                                                                                              Lord Abbett in 2003;
                                                                                              formerly Vice President,
                                                                                              Lazard Asset Management
                                                                                              LLC; prior thereto
                                                                                              Manager of Deloitte &
                                                                                              Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Fund's complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

[LORD ABBETT(R) LOGO]


    This report when not used for the general
  information of shareholders of the Fund is to
 be distributed only if preceded or accompanied          Lord Abbett Series Fund, Inc.
          by a current Fund Prospectus.                        Growth Opportunities Portfolio

  Lord Abbett Mutual Fund shares are distributed by
            LORD ABBETT DISTRIBUTOR LLC                                                           LASFGO-2-1204
                                                                                                         (2/05)

[LORD ABBETT LOGO]

2004
ANNUAL
  REPORT

LORD ABBETT
  SERIES FUND-
  BOND-DEBENTURE PORTFOLIO

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND -- BOND-DEBENTURE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund -- Bond-Debenture Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q:  WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended December 31, 2004. In response, the Federal Reserve Board (the Fed) began a series of increases in the fed funds rate in June, ultimately raising the short-term rate from 1.0% to 2.3% by year-end. (The fed funds rate is the rate charged by the Fed to banks needing overnight loans to meet reserve requirements.) Since the Fed's interest rate moves were widely anticipated, their effects were only felt in the shortest of bond maturities. On the other hand, long-term rates, which are generally driven by inflation, actually fell.

    Corporate earnings grew stronger in 2004. Improved access to capital allowed companies to improve balance sheet quality and, consequently, default rates were low over the period. All of these factors helped to increase investors' acceptance of below-investment grade issues. Less liquid, riskier securities improved during the period, as investors accepted credit risk in exchange for higher yields.

Q:  HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2004?

A: Lord Abbett Series Fund - Bond-Debenture Portfolio returned 7.9%, reflecting performance at the Net Asset Value (NAV) of Class VC shares, with all distributions reinvested, for the year ended December 31, 2004. The Fund's benchmark, the Lehman Aggregate Bond Index,(1) returned 4.3% in the same period. Standardized Average Annual Total Returns as of December 31, 2004 are 1 Year:
7.9% and Since Inception (12/03/01): 11.0%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total

--------------------------------------------------------------------------------

returns would be significantly lower with the inclusion of variable insurance contract charges.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q:  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The Fund's flexible investment strategy allows its investment managers to adjust allocations among asset classes as market conditions change. The primary asset classes in which the Fund participates are high-yield bonds and convertible securities. In addition, the Fund must hold 20.0% of its portfolio in investment-grade corporate bonds, government bonds and/or agencies.

    For the year, the largest contributor to performance was the portfolio's significant allocation to the high-yield asset class, including high-yield bonds and convertible securities (88.2% of the portfolio as of 12/31/2004), as investors' search for yield continued to support prices in the mid- and lower-credit quality segments of the fixed-income market. High-yield bonds are also equity-sensitive, tending to improve in price as economic and business fundamentals strengthen, as was the case for much of the year. Performance was broad based in the high-yield bond sector of the bond market and included holdings in the telecommunications (fixed line), food, chemicals, health services, electric (integrated) and gas distribution industries. Detracting from performance in the high-yield market were portfolio positions in printing/publishing, maritime transportation and wireless telecommunications.

    Relative to its benchmark, the Lehman Aggregate Bond Index, the Fund's portfolio was underweight in U.S. Treasury and other government securities in 2004. The underweight position contributed to relative performance as investment-grade bonds in general underperformed lower-rated credits over the period. In the investment-grade corporate bond market, the portfolio benefited from select holdings in hotels, health services, software, aerospace/defense, food and apparel/textile sectors

    The portfolio's holdings in convertible securities benefited from the improving equity market, particularly in the fourth quarter of the year. Adding to

--------------------------------------------------------------------------------

performance within this sector were positions in investment/financial services, health services, beverage and household/leisure products. Select positions in pharmaceuticals, electronics and computer hardware detracted from performance.

    Although the Fund's flexible investment strategy also permits an allocation to stocks, the portfolio's holdings in this asset class were not significant, consisting of small positions in the common stock of a major insurance firm, an aerospace/defense contractor and a telecommunications equipment manufacturer, all of which contributed to performance.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    PLEASE CONSIDER THE SERIES FUND INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES BEFORE INVESTING. A PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE SERIES FUND. TO OBTAIN A PROSPECTUS ON THE SERIES FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The Lehman Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Credit Suisse First Boston High Yield Index and the Lehman Aggregate Bond Index assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                THE FUND (CLASS VC SHARES)       CREDIT SUISSE FIRST         LEHMAN AGGREGATE
                    AT NET ASSET VALUE        BOSTON HIGH YIELD INDEX(1)      BOND INDEX(1)
Dec 3, 2001             $   10,000                  $   10,000                  $   10,000
Dec 31, 2001            $   10,030                  $   10,006                  $    9,936
Mar 31, 2002            $   10,290                  $   10,258                  $    9,945
Jun 30, 2002            $   10,440                  $   10,022                  $   10,312
Sep 30, 2002            $   10,340                  $    9,740                  $   10,784
Dec 31, 2002            $   10,825                  $   10,316                  $   10,954
Mar 31, 2003            $   11,183                  $   11,029                  $   11,106
Jun 30, 2003            $   11,950                  $   12,103                  $   11,383
Sep 30, 2003            $   12,155                  $   12,472                  $   11,366
Dec 31, 2003            $   12,773                  $   13,199                  $   11,403
Mar 31, 2004            $   12,988                  $   13,550                  $   11,706
Jun 30, 2004            $   12,784                  $   13,525                  $   11,420
Sep 30, 2004            $   13,224                  $   14,132                  $   11,786
Dec 31, 2004            $   13,780                  $   14,776                  $   11,898

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2004

                            1 YEAR     LIFE OF CLASS
               CLASS VC(2)    7.89%            10.99%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on November 30, 2001.
(2) The Class VC shares were first offered on December 3, 2001. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

    The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

    The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/04 - 12/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING      ENDING       EXPENSES
                                                       ACCOUNT       ACCOUNT     PAID DURING
                                                        VALUE         VALUE        PERIOD+
                                                        -----         -----        -------
                                                                                  7/1/04 -
                                                        7/1/04      12/31/04      12/31/04
                                                        ------      --------      --------
Actual                                               $  1,000.00   $  1,078.00   $      4.70
Hypothetical (5% Return Before Expenses)             $  1,000.00   $  1,020.61   $      4.57

+ Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2004

SECTOR                                    %*
Agency                                   2.44%
Basic Industry                           7.10%
Capital Goods                           10.42%
Consumer Cyclical                        6.60%
Consumer Non-Cyclical                   10.49%
Energy                                   8.88%
Government Guaranteed                    1.56%
Insurance                                0.31%
Media                                   10.99%
Services Cyclical                       10.81%
Services Non-Cyclical                    9.07%
Short-Term Investment                    6.09%
Technology & Electronics                 4.29%
Telecommunications                       4.76%
Utilities                                6.19%
Total                                  100.00%

* Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                                 SHARES
INVESTMENTS                                                                       (000)             VALUE
---------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 92.72%

COMMON STOCKS 0.74%

AEROSPACE/DEFENSE 0.09%
Raytheon Co.                                                                             3   $    121,616
                                                                                             ------------
MULTI-LINE INSURANCE 0.19%
MetLife, Inc.                                                                            7        264,692
                                                                                             ------------
TELECOMMUNICATIONS EQUIPMENT 0.46%
Avaya Inc.*                                                                             37        644,020
                                                                                             ------------
TOTAL COMMON STOCKS (Cost $855,726)                                                             1,030,328
                                                                                             ============

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
                                                       RATE            DATE          (000)
                                                ------------------------------------------
CONVERTIBLE BONDS 16.36%

AEROSPACE/DEFENSE 0.84%
Alliant Techsystems, Inc.                              2.75%      2/15/2024   $        500        531,875
Lockheed Martin Corp.                                  2.04%#     8/15/2033            600        623,712
                                                                                             ------------
TOTAL                                                                                           1,155,587
                                                                                             ------------
BUILDING & CONSTRUCTION 0.50%
Fluor Corp.                                            1.50%      2/15/2024            600        687,000
                                                                                             ------------
DIVERSIFIED CAPITAL GOODS 0.57%
Tyco Int'l. Group(a)                                   2.75%      1/15/2018            500        795,000
                                                                                             ------------
ELECTRONICS 0.77%
Flir Systems, Inc.                                     3.00%       6/1/2023            300        489,000
RF Micro Devices, Inc.                                 1.50%       7/1/2010            500        572,500
                                                                                             ------------
TOTAL                                                                                           1,061,500
                                                                                             ------------
ENERGY - EXPLORATION & PRODUCTION 0.27%
Quicksilver Resources Inc.+                           1.875%      11/1/2024            350        374,938
                                                                                             ------------
FOOD - WHOLESALE 0.41%
Nestle Holdings, Inc.(a)                               3.00%       5/9/2005            500        569,000
                                                                                             ------------
GAMING 0.55%
International Game Technology                   Zero Coupon       1/29/2033          1,000        768,750
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
INVESTMENTS                                            RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------
HEALTH SERVICES 3.53%
Advanced Medical Optics, Inc.                          2.50%      7/15/2024   $        400   $    437,000
Fisher Scientific Int'l., Inc.                         2.50%      10/1/2023          1,000      1,492,500
Invitrogen Corp.                                       1.50%      2/15/2024            750        706,875
Medtronic, Inc.                                        1.25%      9/15/2021            650        660,562
SFBC Int'l., Inc.+                                     2.25%      8/15/2024          1,000      1,228,750
Universal Health. Services, Inc.                      0.426%      6/23/2020            600        348,750
                                                                                             ------------
TOTAL                                                                                           4,874,437
                                                                                             ------------
HOTELS 0.61%
Fairmont Hotels & RESORTS INC.(a)                      3.75%      12/1/2023            750        849,375
                                                                                             ------------
HOUSEHOLD & LEISURE PRODUCTS 0.40%
Costco Cos., Inc.                               Zero Coupon       8/19/2017            500        551,250
                                                                                             ------------
MACHINERY 0.62%
AGCO Corp.                                             1.75%     12/31/2033            735        863,625
                                                                                             ------------
MEDIA - BROADCAST 0.14%
Sinclair Broadcast Group, Inc.                        4.875%#     7/15/2018            200        192,750
                                                                                             ------------
MEDIA - DIVERSIFIED 1.20%
Liberty Media Corp. Class A                            3.25%      3/15/2031          1,000        986,250
Walt Disney Co. (The)                                 2.125%      4/15/2023            600        670,500
                                                                                             ------------
TOTAL                                                                                           1,656,750
                                                                                             ------------
MEDIA - SERVICES 0.48%
Lamar Advertising Co.                                 2.875%     12/31/2010            600        665,250
                                                                                             ------------
METALS/MINING EXCLUDING STEEL 0.58%
Placer Dome, Inc.(a)                                   2.75%     10/15/2023            650        800,313
                                                                                             ------------
OIL FIELD EQUIPMENT & SERVICES 0.60%
Schlumberger Ltd.(a)                                   1.50%       6/1/2023            750        825,000
                                                                                             ------------
PHARMACEUTICALS 1.63%
Amgen, Inc.                                     Zero Coupon        3/1/2032            500        373,750
Amylin Pharmaceuticals, Inc.                           2.50%      4/15/2011            220        227,700
Teva Pharmaceutical Finance II, LLC(a)                 0.50%       2/1/2024            285        291,769
Teva Pharmaceutical Finance B.V.(a)                   0.375%     11/15/2022            220        320,650
Watson Pharmaceuticals, Inc.                           1.75%      3/15/2023          1,000      1,035,000
                                                                                             ------------
TOTAL                                                                                           2,248,869
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
INVESTMENTS                                            RATE            DATE          (000)           VALUE
----------------------------------------------------------------------------------------------------------
SOFTWARE/SERVICES 1.64%
DST Systems, Inc.                                     4.125%      8/15/2023   $        600    $    784,500
EMC Corp.                                              4.50%       4/1/2007            750         847,500
Mentor Graphics Corp.                                 6.875%      6/15/2007            600         633,750
                                                                                              ------------
TOTAL                                                                                            2,265,750
                                                                                              ------------
SUPPORT-SERVICES 0.21%
Armor Holdings, Inc.                                   2.00%      11/1/2024            250         285,312
                                                                                              ------------
TELECOM - WIRELESS 0.26%
Nextel Communications, Inc.                            5.25%      1/15/2010            350         360,062
                                                                                              ------------
TELECOMMUNICATIONS EQUIPMENT 0.55%
LSI Logic Corp.                                        4.00%      5/15/2010            800         755,000
                                                                                              ------------
TOTAL CONVERTIBLE BONDS (Cost $21,204,669)                                                      22,605,518
                                                                                              ============

                                                                                    SHARES
                                                                                     (000)
                                                                                    ------
CONVERTIBLE PREFERRED STOCKS 4.30%

AGENCY 0.15%
Federal National Mortgage Assoc.                      5.375%                            --(b)      212,000
                                                                                              ------------
AUTOMOTIVE 0.38%
Ford Motor Co. Capital Trust II                        6.50%                            10         527,900
                                                                                              ------------
BEVERAGE 0.33%
Constellation Brands, Inc.                             5.75%                            12         451,440
                                                                                              ------------
ENERGY - EXPLORATION & PRODUCTION 0.46%
Chesapeake Energy Corp.                               4.125%                             1         640,063
                                                                                              ------------
FOOD & DRUG RETAILERS 0.32%
Albertson's, Inc.                                      7.25%                            18         444,500
                                                                                              ------------
FORESTRY/PAPER 0.16%
Temple-Inland, Inc.                                    7.50%                             4         225,200
                                                                                              ------------
HEALTH SERVICES 0.30%
Omnicare, Inc.                                         4.00%                             8         413,700
                                                                                              ------------
INTEGRATED ENERGY 0.89%
CMS Energy Corp.                                       4.50%                            10         636,250
Williams Cos., Inc. (The)                              5.50%                             7         588,000
                                                                                              ------------
TOTAL                                                                                            1,224,250
                                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                   INTEREST                         SHARES
                                                       RATE                          (000)          VALUE
---------------------------------------------------------------------------------------------------------
MEDIA - BROADCAST 0.38%
Sinclair Broadcast Group, Inc.                         6.00%                            12   $    521,880
                                                                                             ------------
P&C 0.11%
XL Capital Ltd.(a)                                     6.50%                             6        152,700
                                                                                             ------------
PHARMACEUTICALS 0.29%
Schering-Plough Corp.                                  6.00%                             7        392,700
                                                                                             ------------
PRINTING & PUBLISHING 0.53%
Interpublic Group of Cos. Inc.                        5.375%                            15        735,000
                                                                                             ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,557,728)                                            5,941,333
                                                                                             ============

                                                                                 PRINCIPAL
                                                                   MATURITY         AMOUNT
                                                                       DATE          (000)
                                                               ---------------------------
GOVERNMENT SPONSORED ENTERPRISES
BOND 0.36%

Federal Home Loan Mortgage Corp.
(Cost $508,683)                                        3.50%      9/15/2007   $        500        501,749
                                                                                             ============
GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 1.89%
Federal National Mortgage Assoc.                       5.50%       7/1/2033          1,027      1,044,303
Federal National Mortgage Assoc.                       6.00%       5/1/2032            209        216,109
Federal National Mortgage Assoc.                       6.00%       5/1/2033          1,305      1,352,128
                                                                                             ------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (Cost $2,617,094)                          2,612,540
                                                                                             ============

HIGH YIELD CORPORATE NOTES & BONDS 67.53%

AEROSPACE/DEFENSE 2.05%
Armor Holdings, Inc.                                   8.25%      8/15/2013            315        354,375
DRS Technologies, Inc.                                6.875%      11/1/2013            400        420,000
Esterline Technologies Corp.                           7.75%      6/15/2013            450        493,875
Raytheon Co.                                           4.85%      1/15/2011          1,000      1,025,935
Titan Corp.                                            8.00%      5/15/2011            500        535,000
                                                                                             ------------
TOTAL                                                                                           2,829,185
                                                                                             ------------
APPAREL/TEXTILES 0.49%
INVISTA+(a)                                            9.25%       5/1/2012            600        672,000
                                                                                             ------------
AUTO LOANS 0.23%
Ford Motor Credit Corp.                                7.25%     10/25/2011            300        322,161
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
INVESTMENTS                                            RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT 1.76%
Affinia Group Inc.+                                    9.00%     11/30/2014   $        350   $    366,625
Arvin Meritor, Inc.                                    8.75%       3/1/2012            250        290,000
Cooper-Standard Automotive Group+                     8.375%     12/15/2014            200        200,500
Cummins, Inc.                                          9.50%      12/1/2010            450        513,000
Delco Remy Int'l., Inc.                               11.00%       5/1/2009            350        374,500
Eagle-Picher, Inc.                                     9.75%       9/1/2013            500        502,500
Tenneco Automotive, Inc.+                             8.625%     11/15/2014            175        182,875
                                                                                             ------------
TOTAL                                                                                           2,430,000
                                                                                             ------------
AUTOMOTIVE 0.22%
General Motors Corp.                                  7.125%      7/15/2013            300        307,487
                                                                                             ------------
BEVERAGE 0.32%
Le-Natures, Inc.+                                     10.00%      6/15/2013            400        444,000
                                                                                             ------------
BUILDING & CONSTRUCTION 0.45%
Beazer Homes USA, Inc.                                 6.50%     11/15/2013            150        152,625
Shaw Group, Inc.                                      10.75%      3/15/2010            425        470,688
                                                                                             ------------
TOTAL                                                                                             623,313
                                                                                             ------------
BUILDING MATERIALS 0.87%
Ainsworth Lumber Co. Ltd.+(a)                          7.25%      10/1/2012            740        756,650
Jacuzzi Brands, Inc.                                  9.625%       7/1/2010            400        446,000
                                                                                             ------------
TOTAL                                                                                           1,202,650
                                                                                             ------------
CHEMICALS 3.52%
Airgas, Inc.                                           6.25%      7/15/2014            400        410,000
Crompton Corp.+                                       9.875%       8/1/2012            525        603,750
Hercules, Inc.                                         6.75%     10/15/2029            700        726,250
Huntsman Int'l. Holdings, LLC                   Zero Coupon      12/31/2009            550        310,750
Huntsman LLC+                                         11.75%#     7/15/2012            250        296,875
IMC Global, Inc.                                      11.25%       6/1/2011            250        290,000
Lyondell Chemical Co.                                 9.625%       5/1/2007            300        331,500
Nalco Co.                                             8.875%     11/15/2013            400        441,000
NOVA Chemicals Corp.(a)                                6.50%      1/15/2012            100        106,500
Rhodia S.A.(a)                                        8.875%       6/1/2011            390        394,875
Rockwood Specialties Group, Inc.+                      7.50%     11/15/2014            500        521,250
Terra Capital, Inc.                                   11.50%       6/1/2010            195        223,275
United Industries Corp.                               9.875%       4/1/2009            200        210,250
                                                                                             ------------
TOTAL                                                                                           4,866,275
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
INVESTMENTS                                            RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER-PRODUCTS 1.39%
Church & Dwight Co., Inc.+                             6.00%     12/15/2012   $         75   $     76,687
Elizabeth Arden, Inc.                                  7.75%      1/15/2014            500        532,500
Playtex Products, Inc.                                9.375%       6/1/2011            450        482,625
Rayovac Corp.                                          8.50%      10/1/2013            740        825,100
                                                                                             ------------
TOTAL                                                                                           1,916,912
                                                                                             ------------
DIVERSIFIED CAPITAL GOODS 0.61%
J.B. Poindexter & Co. Inc.+                            8.75%      3/15/2014            355        378,962
Park-Ohio Industries, Inc.+                           8.375%     11/15/2014            150        150,750
Sensus Metering Systems, Inc.                         8.625%     12/15/2013            300        309,000
                                                                                             ------------
TOTAL                                                                                             838,712
                                                                                             ------------
ELECTRIC-GENERATION 3.24%
AES Corp.+                                             8.75%      5/15/2013            500        570,625
Calpine Corp.+                                         8.50%      7/15/2010            750        646,875
Dynegy Holdings, Inc.                                 6.875%       4/1/2011            650        628,875
Dynegy Holdings, Inc.+                                9.875%      7/15/2010            600        673,500
NRG Energy, Inc.+                                      8.00%     12/15/2013            850        930,750
Reliant Energy, Inc.                                   6.75%     12/15/2014            300        299,625
Reliant Energy, Inc.                                   9.50%      7/15/2013            500        570,625
Texas Genco Holdings, Inc.+                           6.875%     12/15/2014            150        155,812
                                                                                             ------------
TOTAL                                                                                           4,476,687
                                                                                             ------------
ELECTRIC-INTEGRATED 1.85%
Duke Energy Corp.                                     5.375%       1/1/2009            750        786,769
Midwest Generation, LLC                                8.75%       5/1/2034            400        456,000
Nevada Power Co.+                                     5.875%      1/15/2015            200        202,500
PG&E Corp.                                             4.80%       3/1/2014            300        299,498
Virginia Electric & Power Co.                          4.50%     12/15/2010            800        806,833
                                                                                             ------------
TOTAL                                                                                           2,551,600
                                                                                             ------------
ELECTRONICS 0.43%
Communications & Power Industries
Holding Corp.                                          8.00%       2/1/2012            300        319,500
Corning Inc.                                           7.00%      3/15/2007            275        276,375
                                                                                             ------------
TOTAL                                                                                             595,875
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
INVESTMENTS                                            RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------
ENERGY - EXPLORATION & PRODUCTION 1.94%

Chesapeake Energy Corp.+                              6.375%      6/15/2015   $        250   $    258,125
Chesapeake Energy Corp.                                7.50%      6/15/2014            500        548,750
EXCO Resources, Inc.                                   7.25%      1/15/2011            750        806,250
Harvest Operations Corp.+(a)                          7.875%     10/15/2011            200        202,500
Houston Exploration Co.                                7.00%      6/15/2013            350        372,750
KCS Energy Services, Inc.                             7.125%       4/1/2012            160        168,800
Range Resources Corp.                                 7.375%      7/15/2013            300        323,250
                                                                                             ------------
TOTAL                                                                                           2,680,425
                                                                                             ------------
ENVIRONMENTAL 0.69%
Allied Waste North America, Inc.                      6.125%      2/15/2014            350        330,750
Allied Waste North America, Inc.                      7.875%      4/15/2013            600        618,000
                                                                                             ------------
TOTAL                                                                                             948,750
                                                                                             ------------
FOOD & DRUG RETAILERS 2.01%
Ingles Markets, Inc.                                  8.875%      12/1/2011            450        483,750
Jean Coutu Group (PJC), Inc. (The)+(a)                 8.50%       8/1/2014            400        412,000
Rite Aid Corp.                                        6.875%      8/15/2013          1,500      1,357,500
Stater Brothers Holdings, Inc.                        8.125%      6/15/2012            500        531,250
                                                                                             ------------
TOTAL                                                                                           2,784,500
                                                                                             ------------
FOOD - WHOLESALE 2.75%
Chiquita Brands Int'l., Inc.+                          7.50%      11/1/2014            780        793,650
Del Monte Corp.                                       8.625%     12/15/2012            300        337,500
Dole Food Co.                                         8.875%      3/15/2011            750        819,375
Land O'Lakes, Inc.                                     8.75%     11/15/2011            350        350,000
Land O'Lakes, Inc.                                     9.00%     12/15/2010            360        396,000
Michael Foods, Inc.                                    8.00%     11/15/2013            700        742,000
Pinnacle Foods Holding Corp.+                          8.25%      12/1/2013            385        368,637
                                                                                             ------------
TOTAL                                                                                           3,807,162
                                                                                             ------------
FORESTRY/PAPER 2.27%
Abitibi-Consolidated, Inc.(a)                          8.55%       8/1/2010            200        217,750
Boise Cascade, LLC+                                   7.125%     10/15/2014            200        212,500
Bowater, Inc.                                          6.50%      6/15/2013            600        603,085
Buckeye Technologies, Inc.                             8.00%     10/15/2010            575        577,875
Jefferson Smurfit Corp.                                8.25%      10/1/2012            250        273,750
JSG Funding plc(a)                                    9.625%      10/1/2012            200        224,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
INVESTMENTS                                            RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------
Longview Fibre Co.                                    10.00%      1/15/2009   $        150   $    164,625
Norske Skog Canada Ltd.(a)                            7.375%       3/1/2014            500        523,750
Tembec Industries, Inc.(a)                             7.75%      3/15/2012            350        340,375
                                                                                             ------------
TOTAL                                                                                           3,137,710
                                                                                             ------------
GAMING 3.72%
Boyd Gaming Corp.                                      8.75%      4/15/2012            350        391,125
Hard Rock Hotel, Inc.                                 8.875%       6/1/2013            500        555,000
Isle of Capri Casinos, Inc.                            7.00%       3/1/2014            600        615,000
Isle of Capri Casinos, Inc.                            9.00%      3/15/2012            400        443,000
MGM Mirage, Inc.                                       6.75%       9/1/2012            500        528,750
Penn National Gaming, Inc.                            6.875%      12/1/2011            300        313,500
River Rock Entertainment                               9.75%      11/1/2011            675        760,219
Scientific Games Corp.+                                6.25%     12/15/2012            250        255,625
Seneca Gaming Corp.                                    7.25%       5/1/2012            200        211,500
Station Casinos, Inc.                                  6.50%       2/1/2014            350        361,375
Turning Stone Casino Resort+                          9.125%     12/15/2010            235        255,562
Venetian Casino Resort, LLC                           11.00%      6/15/2010            150        171,938
Wynn Las Vegas LLC/
Wynn Las Vegas Capital Corp.+                         6.625%      12/1/2014            275        273,625
                                                                                             ------------
TOTAL                                                                                           5,136,219
                                                                                             ------------
GAS DISTRIBUTION 3.55%
El Paso Corp.                                          7.00%      5/15/2011            500        508,125
El Paso Corp.                                          7.75%      1/15/2032          1,000        962,500
Ferrellgas Partners, L.P.                              6.75%       5/1/2014            550        567,875
MarkWest Energy Partners, L.P.+                       6.875%      11/1/2014            500        510,000
Northwest Pipeline Corp.                              8.125%       3/1/2010            150        166,687
Sonat, Inc.                                           7.625%      7/15/2011            250        260,000
Suburban Propane Partners, L.P.                       6.875%     12/15/2013            900        922,500
Williams Cos., Inc. (The)                             7.875%       9/1/2021            900      1,008,000
                                                                                             ------------
TOTAL                                                                                           4,905,687
                                                                                             ------------
HEALTH SERVICES 4.45%
Alliance Imaging, Inc.+                                7.25%     12/15/2012             75         76,688
AmeriPath, Inc.                                       10.50%       4/1/2013            750        800,625
Beverly Enterprises, Inc.+                            7.875%      6/15/2014            500        538,750
Bio-Rad Laboratories, Inc.+                           6.125%     12/15/2014            100        101,250
Fisher Scientific Int'l., Inc.                         8.00%       9/1/2013            255        290,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
INVESTMENTS                                            RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------
Hanger Orthopedic Group, Inc.                        10.375%      2/15/2009   $        250   $    259,375
HCA Inc.                                              6.375%      1/15/2015            420        422,475
HEALTHSOUTH Corp.                                     8.375%      10/1/2011            400        417,000
Medex, Inc.                                           8.875%      5/15/2013            830        971,100
PacifiCare Health System, Inc.                        10.75%       6/1/2009            156        180,960
PerkinElmer, Inc.                                     8.875%      1/15/2013            280        320,600
Tenet Healthcare Corp.                                7.375%       2/1/2013            700        682,500
Tenet Healthcare Corp.+                               9.875%       7/1/2014            350        383,250
UnitedHealth Group, Inc.                              4.875%       4/1/2013            400        404,026
Vanguard Health Holding Co. II LLC+                    9.00%      10/1/2014            275        295,625
                                                                                             ------------
TOTAL                                                                                           6,144,924
                                                                                             ------------
HOTELS 0.64%
Hilton Hotels Corp.                                    8.25%      2/15/2011            350        414,623
HMH Properties, Inc.                                  7.875%       8/1/2008            127        131,127
Host Marriott L.P.                                     9.25%      10/1/2007            300        336,000
                                                                                             ------------
TOTAL                                                                                             881,750
                                                                                             ------------
HOUSEHOLD & LEISURE PRODUCTS 0.24%
Fedders North America, Inc.                           9.875%       3/1/2014            400        328,000
                                                                                             ------------
LEISURE 1.07%
Gaylord Entertainment Co.+                             6.75%     11/15/2014            200        202,000
Gaylord Entertainment Co.                              8.00%     11/15/2013            885        960,225
Six Flags, Inc.                                        9.50%       2/1/2009            300        313,500
                                                                                             ------------
TOTAL                                                                                           1,475,725
                                                                                             ------------
MACHINERY 0.91%
AGCO Corp.                                             9.50%       5/1/2008            300        321,000
Case New Holland, Inc.+                                9.25%       8/1/2011            500        558,750
Manitowoc Co., Inc.                                   7.125%      11/1/2013            350        380,625
                                                                                             ------------
TOTAL                                                                                           1,260,375
                                                                                             ------------
MEDIA - BROADCAST 2.09%
Allbritton Communications Co.                          7.75%     12/15/2012            750        780,000
Clear Channel Communications, Inc.                    4.625%      1/15/2008            825        838,333
Emmis Operating Co.                                   6.875%      5/15/2012            400        420,500
Paxson Communications Co.                             10.75%      7/15/2008            600        633,000
Sinclair Broadcast Group, Inc.                         8.75%     12/15/2011            200        218,750
                                                                                             ------------
TOTAL                                                                                           2,890,583
                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                     PRINCIPAL
                                                   INTEREST            MATURITY         AMOUNT
INVESTMENTS                                            RATE                DATE          (000)          VALUE
-------------------------------------------------------------------------------------------------------------
MEDIA - CABLE 3.52%
Charter Communications Holdings                       10.00%           4/1/2009   $      1,125   $  1,018,125
CSC Holdings, Inc.+                                    6.75%          4/15/2012            125        129,375
CSC Holdings, Inc.                                    8.125%          8/15/2009            750        824,062
DirectTV Holdings LLC                                 8.375%          3/15/2013            350        394,188
Echostar DBS Corp.                                    6.375%          10/1/2011            210        215,775
Echostar DBS Corp.                                    9.125%          1/15/2009            149        164,645
Insight Communications Co., Inc.**              0.00%/12.25%   2/15/2006 & 2011          1,000        977,500
Mediacom Communications Corp.                          8.50%          4/15/2008            675        691,875
Mediacom Communications Corp.                          9.50%          1/15/2013            450        453,937
                                                                                                 ------------
TOTAL                                                                                               4,869,482
                                                                                                 ------------
MEDIA - DIVERSIFIED 0.12%
Block Communications, Inc.                             9.25%          4/15/2009            150        164,250
                                                                                                 ------------
MEDIA - SERVICES 0.49%
Interpublic Group of Cos., Inc. (The)                  6.25%         11/15/2014            260        264,384
Warner Music Group+                                   7.375%          4/15/2014            400        412,000
                                                                                                 ------------
TOTAL                                                                                                 676,384
                                                                                                 ------------
METALS/MINING EXCLUDING STEEL 0.48%
Foundation PA Coal Co.+                                7.25%           8/1/2014            250        267,500
Peabody Energy Corp.                                  5.875%          4/15/2016            400        400,000
                                                                                                 ------------
TOTAL                                                                                                 667,500
                                                                                                 ------------
NON-ELECTRIC UTILITIES 1.03%
Semco Energy, Inc.                                    7.125%          5/15/2008          1,325      1,424,735
                                                                                                 ------------
NON-FOOD & DRUG RETAILERS 1.35%
Couche-Tard U.S. L.P.(a)                               7.50%         12/15/2013            350        377,125
J.C. Penney Co., Inc.                                  7.95%           4/1/2017            200        235,000
J.C. Penney Co., Inc.                                  8.00%           3/1/2010            250        286,875
Saks, Inc.                                            7.375%          2/15/2019            500        497,500
Saks, Inc.                                            9.875%          10/1/2011            400        476,000
                                                                                                 ------------
TOTAL                                                                                               1,872,500
                                                                                                 ------------
OIL FIELD EQUIPMENT & SERVICES 1.06%
Hanover Compressor Co.                                8.625%         12/15/2010            275        301,813
Hanover Compressor Co.(c)                              9.00%           6/1/2014            150        167,625
J. Ray McDermott, S.A.+                               11.00%         12/15/2013            250        280,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                       PRINCIPAL
                                                   INTEREST              MATURITY         AMOUNT
INVESTMENTS                                            RATE                  DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------------
Key Energy Services, Inc.                             6.375%             5/1/2013   $        700   $    715,750
                                                                                                   ------------
TOTAL                                                                                                 1,465,188
                                                                                                   ------------
PACKAGING 3.72%
AEP Industries, Inc.                                  9.875%           11/15/2007            250        255,625
Anchor Glass Container Corp.                          11.00%            2/15/2013            400        430,000
BWAY Corp.                                            10.00%           10/15/2010            550        574,750
Constar Int'l., Inc.                                  11.00%            12/1/2012            425        443,063
Crown Cork & Seal, Inc.                               7.375%           12/15/2026          1,120      1,058,400
Graham Packaging Co., Inc.+                            8.50%           10/15/2012            600        633,000
Owens-Brockway Glass Container Inc.                    7.75%            5/15/2011            400        435,000
Owens-Brockway Glass Container Inc.                   8.875%            2/15/2009            500        545,625
Portola Packaging, Inc.                                8.25%             2/1/2012            175        139,125
Solo Cup Co.                                           8.50%            2/15/2014            300        313,500
Stone Container Finance Co. of Canada II(a)           7.375%            7/15/2014            300        321,000
                                                                                                   ------------
TOTAL                                                                                                 5,149,088
                                                                                                   ------------
PHARMACEUTICALS 0.91%
Alpharma Inc.+                                        8.625%             5/1/2011            750        787,500
Biovail Corp.(a)                                      7.875%             4/1/2010            450        468,000
                                                                                                   ------------
TOTAL                                                                                                 1,255,500
                                                                                                   ------------
PRINTING & PUBLISHING 1.90%
American Media, Inc.                                  10.25%             5/1/2009            150        158,813
Dex Media, Inc.**                                0.00%/9.00%    11/15/2008 & 2013            500        394,375
Dex Media, Inc.                                        8.00%           11/15/2013            400        435,000
Dex Media West                                        9.875%            8/15/2013            488        564,860
Houghton Mifflin Co.                                   8.25%             2/1/2011            750        802,500
Primedia, Inc.                                        8.875%            5/15/2011            250        265,625
                                                                                                   ------------
TOTAL                                                                                                 2,621,173
                                                                                                   ------------
RESTAURANTS 1.44%
Carrols Corp.+                                         9.00%            1/15/2013            150        156,000
Denny's Corp./Denny's Holding Inc.+                   10.00%            10/1/2012            750        810,938
Friendly Ice Cream Corp.                              8.375%            6/15/2012            500        493,125
O'Charley's, Inc.                                      9.00%            11/1/2013            500        537,500
                                                                                                   ------------
TOTAL                                                                                                 1,997,563
                                                                                                   ------------
SOFTWARE/SERVICES 0.38%
Electronic Data Systems Corp.                          6.50%             8/1/2013            500        528,815
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
INVESTMENTS                                            RATE            DATE          (000)          VALUE
---------------------------------------------------------------------------------------------------------
SUPPORT-SERVICES 1.36%
Iron Mountain, Inc.                                    7.75%      1/15/2015   $      1,000   $  1,020,000
Iron Mountain, Inc.                                   8.625%       4/1/2013            500        533,750
United Rentals North America, Inc.                     7.75%     11/15/2013            325        320,125
                                                                                             ------------
TOTAL                                                                                           1,873,875
                                                                                             ------------
TELECOM - FIXED LINE 0.38%
Level 3 Financing, Inc.+                              10.75%     10/15/2011            570        518,700
                                                                                             ------------
TELECOM - INTEGRATED/SERVICES 1.49%
Cincinnati Bell, Inc.                                 8.375%      1/15/2014            500        508,750
Qwest Capital Funding, Inc.                            7.90%      8/15/2010          1,125      1,141,875
Qwest Corp.+                                          7.875%       9/1/2011            375        408,750
                                                                                             ------------
TOTAL                                                                                           2,059,375
                                                                                             ------------
TELECOM - WIRELESS 2.58%
Airgate PCS, Inc.+                                     5.85%#    10/15/2011            150        154,875
Airgate PCS, Inc.+(c)                                 9.375%       9/1/2009            300        324,750
Centennial Communications Corp.                      10.125%      6/15/2013            750        845,625
Dobson Communications Corp.                           8.875%      10/1/2013            225        159,188
Nextel Communications, Inc.                           7.375%       8/1/2015            400        442,000
Nextel Partners, Inc.                                 8.125%       7/1/2011            500        557,500
Rogers Wireless, Inc.+(a)                              7.25%     12/15/2012            100        106,500
Rural Cellular Corp.                                  9.875%       2/1/2010            460        470,350
UbiquiTel Operating Co.+                              9.875%       3/1/2011            250        281,875
Western Wireless Corp.                                 9.25%      7/15/2013            200        218,500
                                                                                             ------------
TOTAL                                                                                           3,561,163
                                                                                             ------------
THEATERS & ENTERTAINMENT 0.87%
AMC Entertainment, Inc.                                8.00%       3/1/2014            500        500,000
Carmike Cinemas, Inc. Class A                          7.50%      2/15/2014            160        164,600
LCE Acquisition Corp+                                  9.00%       8/1/2014            500        543,750
                                                                                             ------------
TOTAL                                                                                           1,208,350
                                                                                             ------------
TRANSPORTATION EXCLUDING AIR/RAIL 0.69%
CHC Helicopter Corp.(a)                               7.375%       5/1/2014            250        265,000
Hornbeck Offshore Services, Inc.+                     6.125%      12/1/2014            180        181,800
Offshore Logistics, Inc.                              6.125%      6/15/2013            500        510,000
                                                                                             ------------
TOTAL                                                                                             956,800
                                                                                             ------------
TOTAL HIGH YIELD CORPORATE NOTES & BONDS (Cost $88,854,063)                                    93,329,108
                                                                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2004

                                                                                 PRINCIPAL
                                                   INTEREST        MATURITY         AMOUNT
INVESTMENTS                                            RATE            DATE          (000)           VALUE
----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION 1.54%

U.S. Treasury Note
(Cost $2,125,151)                                      5.00%      2/15/2011   $      2,000   $   2,128,203
                                                                                             =============
TOTAL LONG-TERM INVESTMENTS (Cost $121,723,114)                                                128,148,779
                                                                                             =============
SHORT-TERM INVESTMENT 6.02%

REPURCHASE AGREEMENT 6.02%

Repurchase Agreement dated 12/31/2004,
1.80% due 1/3/2005 with State Street
Bank & Trust Co. collateralized by
$8,490,000 of Federal National Mortgage
Assoc. at zero coupon due 1/5/2005; value:
$8,485,755; proceeds: $8,316,329
(Cost $8,315,082)                                                                    8,315       8,315,082
                                                                                             =============
TOTAL INVESTMENTS IN SECURITIES 98.74% (Cost $130,038,196)                                     136,463,861
                                                                                             =============
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 1.26%                                             1,736,720
                                                                                             =============
NET ASSETS 100.00%                                                                           $ 138,200,581
                                                                                             =============

  * Non-income producing security.
 ** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
  # Variable rate security. The interest rate represents the rate at
    December 31, 2004.
(a) Foreign security traded in U.S. dollars.
(b) Amount represents less than 1,000 shares.
(c) Private placement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
   Investments in securities, at value (Cost $130,038,196)                         $   136,463,861
   Cash                                                                                    746,550
   Receivables:
     Interest and dividends                                                              1,915,162
     Capital shares sold                                                                   210,117
     From advisor                                                                           10,889
   Prepaid expenses                                                                            969
--------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                        139,347,548
--------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                       746,553
     Capital shares reacquired                                                             207,689
     Management fee                                                                         56,755
     Fund administration                                                                     4,572
     Directors' fees                                                                        10,089
   Accrued expenses and other liabilities                                                  121,309
--------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                     1,146,967
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   138,200,581
==================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $   131,764,179
Distributions in excess of net investment income                                          (291,302)
Accumulated net realized gain on investments                                               302,039
Net unrealized appreciation on investments                                               6,425,665
--------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $   138,200,581
==================================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED,
   $.001 PAR VALUE)                                                                     11,469,759
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                      $         12.05
==================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $       235,015
Interest                                                                                 6,938,474
Foreign withholding tax                                                                       (297)
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                  7,173,192
--------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                             577,380
Shareholder servicing                                                                      400,007
Professional                                                                                29,362
Reports to shareholders                                                                     33,089
Fund administration                                                                         46,190
Custody                                                                                     18,539
Directors' fees                                                                              8,425
Other                                                                                       15,291
--------------------------------------------------------------------------------------------------
Gross expenses                                                                           1,128,283
   Expense reductions                                                                       (2,406)
   Expenses assumed by advisor                                                             (86,146)
--------------------------------------------------------------------------------------------------
NET EXPENSES                                                                             1,039,731
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                    6,133,461
==================================================================================================
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                         2,668,895
Net change in unrealized appreciation on investments                                       413,268
==================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                         3,082,163
==================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     9,215,624
==================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR ENDED     FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                           DECEMBER 31, 2004      DECEMBER 31, 2003
OPERATIONS:
Net investment income                                                           $         6,133,461    $        3,369,688
Net realized gain on investments                                                          2,668,895               664,779
Net change in unrealized appreciation on investments                                        413,268             5,644,255
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      9,215,624             9,678,722
=========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                    (6,836,598)           (3,602,890)
Net realized gain                                                                        (1,591,277)             (782,614)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                      (8,427,875)           (4,385,504)
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                            57,742,544            82,995,559
Reinvestment of distributions                                                             8,427,875             4,385,504
Cost of shares reacquired                                                               (24,942,489)          (20,252,636)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                       41,227,930            67,128,427
=========================================================================================================================
NET INCREASE IN NET ASSETS                                                               42,015,679            72,421,645
=========================================================================================================================
NET ASSETS:
Beginning of year                                                                        96,184,902            23,763,257
-------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                     $       138,200,581    $       96,184,902
=========================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                $          (291,302)   $           (3,229)
=========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                         YEAR ENDED 12/31               12/3/2001(c)
                                                ----------------------------------          TO
                                                  2004         2003         2002         12/31/2001
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD            $  11.90     $  10.58     $  10.03     $       10.00
                                                ========     ========     ========     =============
Investment operations:
  Net investment income(a)                           .64          .67          .57               .03
  Net realized and unrealized gain                   .30         1.23          .23                 -(e)
                                                --------     --------     --------     -------------
    Total from investment operations                 .94         1.90          .80               .03
                                                --------     --------     --------     -------------
Distributions to shareholders from:
  Net investment income                             (.64)        (.48)        (.22)                -
  Net realized gain                                 (.15)        (.10)        (.03)                -
                                                --------     --------     --------     -------------
    Total distributions                             (.79)        (.58)        (.25)                -
                                                --------     --------     --------     -------------
NET ASSET VALUE, END OF PERIOD                  $  12.05     $  11.90     $  10.58     $       10.03
                                                ========     ========     ========     =============
Total Return(b)                                     7.89%       18.01%        7.92%              .30%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and expense
    reductions                                       .90%         .90%         .85%              .07%(d)
  Expenses, excluding waiver and expense
    reductions                                       .98%         .99%        1.62%              .33%(d)
  Net investment income                             5.30%        5.78%        5.39%              .34%(d)


                                                         YEAR ENDED 12/31               12/3/2001(c)
                                               -----------------------------------          TO
SUPPLEMENTAL DATA:                                2004         2003         2002         12/31/2001
====================================================================================================
  Net assets, end of period (000)              $ 138,201     $ 96,185     $ 23,763     $       1,003

  Portfolio turnover rate                          44.01%       44.40%      105.79%            21.07%
====================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.
(e) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Actof 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers Bond-Debenture Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are generally allocated among the portfolios within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .50%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2004, Lord Abbett had contractually agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets. Lord Abbett has contractually agreed to continue the expense cap arrangement for the fiscal year ending December 31, 2005.

The Company, on behalf on the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2004, the Fund incurred expenses of $382,448 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2004 and 2003 are as follows:

                                              YEAR ENDED      YEAR ENDED
                                              12/31/2004      12/31/2003
------------------------------------------------------------------------
Distributions paid from:
Ordinary income                            $   7,206,289   $   4,279,007
Net long-term capital gains                    1,221,586         106,497
------------------------------------------------------------------------
   Total distributions paid                $   8,427,875   $   4,385,504
========================================================================

As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net        $     321,041
Undistributed long-term capital gains            484,308
--------------------------------------------------------
   Total undistributed earnings            $     805,349
Temporary differences                            (10,089)
Unrealized gains - net                         5,641,142
--------------------------------------------------------
   Total accumulated earning - net         $   6,436,402
========================================================

As of December 31, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                   $ 130,822,719
--------------------------------------------------------
Gross unrealized gain                          6,467,211
Gross unrealized loss                           (826,069)
--------------------------------------------------------
   Net unrealized security gain            $   5,641,142
========================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and the tax treatment of certain securities.

Permanent items identified during the year ended December 31, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

  DISTRIBUTIONS
   IN EXCESS OF           ACCUMULATED
 NET INVESTMENT          NET REALIZED
         INCOME                  GAIN
-------------------------------------
    $   415,064          $   (415,064)

The permanent differences are primarily attributable to the tax treatment of amortization.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 are as follows:

U.S.                      NON-U.S.                   U.S.               NON-U.S.
GOVERNMENT              GOVERNMENT             GOVERNMENT             GOVERNMENT
PURCHASES*               PURCHASES                 SALES*                  SALES
--------------------------------------------------------------------------------
$ 4,141,250           $ 79,975,843            $ 2,848,990           $ 45,518,929

*Includes U.S. Government sponsored enterprises securities.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank &Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and record keeping functions relating to portfolio transactions and calculating the Fund's net asset value.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate will affect the price and volatility of a mortgage-related security. Some of these securities may be those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities are guaranteed with respect to the timely payment of interest and principal by the particular government sponsored enterprise involved, not by the U.S. Government.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                                            YEAR ENDED         YEAR ENDED
                                                                     DECEMBER 31, 2004  DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------
SHARES SOLD                                                                  4,751,002          7,210,726
REINVESTMENT OF DISTRIBUTIONS                                                  701,155            371,024
SHARES REACQUIRED                                                           (2,061,950)        (1,747,409)
---------------------------------------------------------------------------------------------------------
INCREASE                                                                     3,390,207          5,834,341
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

11. PROPOSED REORGANIZATION

On December 9, 2004, the Company's Board of Directors approved a Plan of Reorganization (the "Plan") under which the Phoenix-Lord Abbett Bond-Debenture Series (the "Acquired Fund") of which Lord Abbett is the subadvisor, a series of the Phoenix Edge Series Fund, will be merged into the Fund.

If its shareholders approve the Plan, the Acquired Fund will transfer all of its assets and liabilities to the Fund. In exchange, shareholders of Acquired Fund will receive a proportional number of shares in the Fund. The shareholders of the Acquired Fund are expected to consider the Plan at a meeting to be held in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - BOND-DEBENTURE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Bond-Debenture Portfolio as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE        PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                     WITH COMPANY          DURING PAST FIVE YEARS              DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Director since         Managing Partner and Chief       N/A
Lord, Abbett & Co. LLC        1995; Chairman         Investment Officer of
90 Hudson Street              since 1996             Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE        PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                     WITH COMPANY          DURING PAST FIVE YEARS              DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW             Director since 1994    Managing General Partner,        Currently serves as
Emmerling                                            Bigelow Media, LLC               director of Adelphia
Communications                                       (since 2000); Senior Adviser,    Communications, Inc.,
41 Madison Ave.                                      Time Warner Inc. (1998 -         Crane Co., and Huttig
Suite 3810                                           2000); Acting Chief              Building Products Inc.
New York, NY                                         Executive Officer of
Date of Birth: 10/22/1941                            Courtroom Television
                                                     Network (1997 - 1998);
                                                     President and Chief
                                                     Executive Officer of Time
                                                     Warner Cable Programming,
                                                     Inc. (1991 - 1997).

WILLIAM H.T. BUSH             Director since 1998    Co-founder and Chairman          Currently serves as
Bush-O'Donnell & Co., Inc.                           of the Board of the financial    director of Wellpoint
101 South Hanley Road                                advisory firm of Bush-           Health Networks, Inc.
Suite 1250                                           O'Donnell & Company (since       (since 2002), and
St. Louis, MO                                        1986).                           Engineered Support
Date of Birth: 7/14/1938                                                              Systems, Inc.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE        PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                     WITH COMPANY          DURING PAST FIVE YEARS              DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.        Director since 1998    Managing Director of             Currently serves as
Monitor Clipper Partners                             Monitor Clipper Partners         director of Avondale,
Two Canal Park                                       (since 1997) and President       Inc. and Interstate
Cambridge, MA                                        of Clipper Asset Management      Bakeries Corp.
Date of Birth: 10/25/1942                            Corp. (since 1991), both
                                                     private equity investment
                                                     funds.

JULIE A. HILL                 Director since 2004    Owner and CEO of the             Currently serves as
1280 Bison                                           Hillsdale Companies, a           director of Wellpoint
Newport Coast, CA                                    business consulting firm         Health Networks Inc.;
Date of Birth: 7/16/1946                             (since 1998); Founder,           Resources Connection
                                                     President and Owner of the       Inc.; and Holcim (US)
                                                     Hiram-Hill and Hillsdale         Inc. (a subsidiary of
                                                     Development Companies            Holcim Ltd.)
                                                     (1998 - 2000).

FRANKLIN W. HOBBS             Director since 2001    Former Chief Executive           Currently serves as
One Equity Partners                                  Officer of Houlihan Lokey        director of Adolph
320 Park Ave.                                        Howard & Zukin, an               Coors Company.
New York, NY                                         investment bank
Date of Birth: 7/30/1947                             (January 2002 - April 2003);
                                                     Chairman of Warburg Dillon
                                                     Read (1999 - 2001); Global
                                                     Head of Corporate Finance of
                                                     SBC Warburg Dillon Read (1997
                                                     - 1999); Chief Executive
                                                     Officer of Dillon, Read & Co.
                                                     (1994 - 1997).

C. ALAN MACDONALD             Director since 1989    Retired - General Business       Currently serves as
P.O. Box 4393                                        and Governance Consulting        director of H.J. Baker
Greenwich, CT                                        (since 1992); formerly           (since 2003).
Date of Birth: 5/19/1933                             President and CEO of Nestle
                                                     Foods.

THOMAS J. NEFF                Director since 1989    Chairman of Spencer Stuart       Currently serves as
Spencer Stuart                                       (U.S.), an executive search      director of Ace, Ltd.
277 Park Avenue                                      consulting firm (since 1996);    (since 1997) and
New York, NY                                         President of Spencer Stuart      Hewitt Associates, Inc.
Date of Birth: 10/2/1937                             (1979 - 1996).

                                   ----------

OFFICERS
None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION       LENGTH OF SERVICE        PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND          OF CURRENT POSITION       DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Chief Executive        Elected in 1995         Managing Partner and
(3/8/1945)                    Officer and President                          Chief Investment Officer of
                                                                             Lord Abbett (since 1996).

NAME AND                        CURRENT POSITION       LENGTH OF SERVICE        PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND          OF CURRENT POSITION       DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
ZANE E. BROWN                 Executive Vice         Elected in 1996         Partner and Director of
(12/09/1951)                  President                                      Fixed Income Management,
                                                                             joined Lord Abbett in 1992.

SHOLOM DINSKY                 Executive Vice         Elected in 2003         Partner and Large Cap
(3/24/1944)                   President                                      Value Investment Manager,
                                                                             joined Lord Abbett in 2000.

KEVIN P. FERGUSON             Executive Vice         Elected in 2003         Partner and Mid Cap
(10/3/1964)                   President                                      Growth Investment Manager,
                                                                             joined Lord Abbett in 1999;
                                                                             formerly Portfolio
                                                                             Manager/Senior Vice President
                                                                             at Lynch & Mayer, Inc.

ROBERT P. FETCH               Executive Vice         Elected in 2003         Partner and Small-Cap
(2/18/1953)                   President                                      Value Senior Investment
                                                                             Manager, joined Lord Abbett
                                                                             in 1995.

KENNETH G. FULLER             Executive Vice         Elected in 2003         Investment Manager -
(4/22/1945)                   President                                      Large Cap Value, joined Lord
                                                                             Abbett in 2002; formerly
                                                                             Portfolio Manager and Senior
                                                                             Vice President at Pioneer
                                                                             Investment Management, Inc.

HOWARD E. HANSEN              Executive Vice         Elected in 1999         Partner and Investment
(10/13/1961)                  President                                      Manager, joined Lord Abbett
                                                                             in 1995.

GERARD S. E. HEFFERNAN, JR.   Executive Vice         Elected in 2003         Partner and Research
(9/7/1963)                    President                                      Analyst, joined Lord Abbett
                                                                             in 1998.

W. THOMAS HUDSON, JR.         Executive Vice         Elected in 1993         Partner and Investment
(12/16/1941)                  President                                      Manager, joined Lord Abbett
                                                                             in 1982.

ROBERT G. MORRIS              Executive Vice         Elected in 1995         Partner and Director of
(11/6/1944)                   President                                      Equity Investments, joined
                                                                             Lord Abbett in 1991.

NAME AND                        CURRENT POSITION       LENGTH OF SERVICE        PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND          OF CURRENT POSITION       DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
ELI M. SALZMANN               Executive Vice         Elected in 1999         Partner and Director of
(3/24/1964)                   President                                      Institutional Equity
                                                                             Investments, joined Lord
                                                                             Abbett in 1997.

CHRISTOPHER J. TOWLE          Executive Vice         Elected in 1999         Partner and Investment
(10/12/1957)                  President                                      Manager, joined Lord Abbett
                                                                             in 1987.

EDWARD K. VON DER LINDE       Executive Vice         Elected in 1999         Partner and Investment
(6/12/1960)                   President                                      Manager, joined Lord Abbett
                                                                             in 1988.

TRACIE E. AHERN               Vice President         Elected in 1999         Partner and Director of
(1/12/1968)                                                                  Portfolio Accounting and
                                                                             Operations, joined Lord
                                                                             Abbett in 1999.

EILEEN K. BANKO               Vice President         Elected in 1999         Equity Analyst, joined
(11/3/1967)                                                                  Lord Abbett in 1990.

JAMES BERNAICHE               Chief Compliance       Elected in 2004         Chief Compliance Officer,
(7/28/1956)                   Officer                                        joined Lord Abbett in 2001;
                                                                             formerly Chief Compliance
                                                                             Officer with Credit Suisse
                                                                             Asset Management.

JOAN A. BINSTOCK              Chief Financial        Elected in 1999         Partner and Chief
(3/4/1954)                    Officer and Vice                               Operations Officer, joined
                              President                                      Lord Abbett in 1999.

DAVID G. BUILDER              Vice President         Elected in 1999         Equity Analyst, joined Lord
(1/4/1954)                                                                   Abbett in 1998.

DANIEL E. CARPER              Vice President         Elected in 1990         Partner, joined Lord
(1/22/1952)                                                                  Abbett in 1979.

DANIEL H. FRASCARELLI         Vice President         Elected in 2003         Partner and Investment
(3/11/1954)                                                                  Manager, joined Lord Abbett
                                                                             in 1990.

MICHAEL S. GOLDSTEIN          Vice President         Elected in 1999         Partner and Fixed Income
(10/29/1968)                                                                 Investment Manager, joined
                                                                             Lord Abbett in 1997.

PAUL A. HILSTAD               Vice President and     Elected in 1995         Partner and General
(12/13/1942)                  Secretary                                      Counsel, joined Lord Abbett
                                                                             in 1995.

ELLEN G. ITSKOVITZ            Vice President         Elected in 2001         Partner and Senior
(10/30/1957)                                                                 Research Analyst, joined Lord
                                                                             Abbett in 1998.

LAWRENCE H. KAPLAN            Vice President and     Elected in 1997         Partner and Deputy
(1/16/1957)                   Assistant Secretary                            General Counsel, joined Lord
                                                                             Abbett in 1997.

MAREN LINDSTROM               Vice President         Elected in 2001         Partner and Fixed Income
(9/17/1962)                                                                  Investment Manager, joined
                                                                             Lord Abbett in 2000.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                        CURRENT POSITION       LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH FUND          OF CURRENT POSITION       DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III       Vice President         Elected in 1998         Partner and Manager of
(12/21/1959)                                                                 Equity Trading, joined Lord
                                                                             Abbett in 1983.

CHRISTINA T. SIMMONS          Vice President and     Elected in 2001         Assistant General Counsel,
(11/12/1957)                  Assistant Secretary                            joined Lord Abbett in 1999;
                                                                             formerly Assistant General
                                                                             Counsel of Prudential
                                                                             Investments (1998 - 1999);
                                                                             prior thereto Counsel of
                                                                             Drinker, Biddle & Reath LLP,
                                                                             a law firm.

BERNARD J. GRZELAK            Treasurer              Elected in 2003         Director of Fund
(6/12/1971)                                                                  Administration, joined Lord
                                                                             Abbett in 2003; formerly Vice
                                                                             President, Lazard Asset
                                                                             Management LLC; prior thereto
                                                                             Manager of Deloitte & Touche
                                                                             LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Fund's complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

Of the distributions paid to shareholders during the fiscal year ended December 31, 2004, $1,221,586 represents long-term capital gains.

[LORD ABBETT(R) LOGO]

  This report when not used for the general
information of shareholders of the Fund is to
be distributed only if preceded or accompanied
        by a current Fund Prospectus.                             LORD ABBETT SERIES FUND, INC.
                                                                         BOND-DEBENTURE PORTFOLIO
Lord Abbett Mutual Fund shares are distributed by                                                         LASFBD-2-1204
       LORD ABBETT DISTRIBUTOR LLC                                                                               (2/05)

[LORD ABBETT LOGO]

 2004
  ANNUAL
     REPORT

  LORD ABBETT
    SERIES FUND -
    INTERNATIONAL PORTFOLIO

  FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND - INTERNATIONAL PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - International Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: The period started off slowly after developed markets performed strongly in 2003. Central banks raised rates in the United States and elsewhere, the U.S. dollar rallied, and by the second half of 2004, expectations about the rate of global growth began to cool. Going into the fourth quarter, oil prices had risen sharply and the U.S. dollar began to fall again, particularly against the euro. Absolute equity performance for the period, however, was driven by fourth-quarter returns. Oil prices backed off, although the dollar stayed weak, which boosted international equity returns for U.S. investors. In dollar terms, international markets outperformed the U.S. equity market. International small-cap stocks continued to outperform large caps.

    Regionally, the best performers in the Fund's benchmark were Asia ex-Japan and Continental Europe. In the former region, Australia and South Korea performed strongly. In the latter, peripheral countries such as Austria, Norway, Portugal and Ireland outperformed. Japan was the laggard, sharply underperforming the benchmark. Sectors with only a small representation in the benchmark, such as energy, transportation and utilities, outperformed. Among larger sectors, financials was the best performer for the year. Technology and telecommunications stocks sharply underperfomed, after very strong performance in 2003.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2004?

A: Lord Abbett Series Fund - International Portfolio returned 20.7%, reflecting performance at the Net Asset Value (NAV) of Class VC shares, with all distributions reinvested, for the year ended December 31, 2004. The Fund's benchmark, S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index,(1) returned 29.5% in the same period. Standardized Average Annual Total Returns, as of December 31, 2004 are 1 Year: 20.7%, 5 Years: -5.1% and

--------------------------------------------------------------------------------

Since Inception (09/15/99): -0.1%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

    PERFORMANCE DATA QUOTED REFLECTS PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The Fund underperformed its benchmark during the twelve-month period ended December 31, 2004, principally due to stock selection in Continental Europe. While the Fund's overweight in the region helped returns, the technology stocks the Fund owned there fell sharply. These stocks covered a range of industries from a German internet access company to a Swiss semiconductor equipment manufacturer. Stock selection within the United Kingdom also detracted from performance in the consumer discretionary sector, where some of the Fund's advertising and retail stocks fared poorly. The consumer discretionary sector includes companies that produce or sell goods typically consumed on an irregular or one-time basis. These include automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

    The biggest positive for performance was the Fund's underweight and stock selection in Japan. Japanese real estate-related holdings enhanced returns. In addition, the Fund's financials holdings across Hong Kong, Greece and Italy rose sharply.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    PLEASE CONSIDER THE SERIES FUND INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES BEFORE INVESTING. A PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE SERIES FUND. TO OBTAIN A PROSPECTUS ON THE SERIES FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

(1) The S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The World ex-U.S. composite includes all developed countries except the United States. Source:
S&P/Citigroup. S&P/Citigroup Global Equity Index System(SM) and the names of each of the indices and subindices which it comprises (GEIS and such indices and subindices, each an "Index" and collectively, the "Indices") are service marks of S&P/Citigroup. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE(R)) Index and the S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index, assuming reinvestment of all dividends and distributions. The Fund is adding the performance of the MSCI EAFE(R) and is considering removing the S&P/Citigroup Index because the Fund believes that the MSCI EAFE(R) Index is more widely available. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                   THE FUND (CLASS VC SHARES)                                  S&P/CITIGROUP U.S. $500 MILLION-
                           AT NET ASSET VALUE  MSCI EAFE(R) INDEX(1)   U.S. $2.5 BILLION WORLD EX-U.S. INDEX(1)
Sep 15,   99                         $ 10,000              $  10,000                                   $ 10,000
Dec 31,   99                         $ 12,940              $  11,705                                   $ 10,537
Mar 31, 2000                         $ 14,260              $  11,699                                   $ 10,654
Jun 30, 2000                         $ 12,547              $  11,243                                   $ 10,705
Sep 30, 2000                         $ 12,242              $  10,342                                   $ 10,233
Dec 31, 2000                         $  9,698              $  10,071                                   $  9,685
Mar 31, 2001                         $  7,886              $   8,696                                   $  8,807
Jun 30, 2001                         $  8,010              $   8,620                                   $  9,194
Sep 30, 2001                         $  6,662              $   7,417                                   $  7,815
Dec 31, 2001                         $  7,107              $   7,935                                   $  8,369
Mar 31, 2002                         $  6,959              $   8,017                                   $  8,902
Jun 30, 2002                         $  6,936              $   7,826                                   $  9,222
Sep 30, 2002                         $  5,653              $   6,285                                   $  7,776
Dec 31, 2002                         $  5,848              $   6,692                                   $  7,979
Mar 31, 2003                         $  5,562              $   6,148                                   $  7,745
Jun 30, 2003                         $  6,513              $   7,352                                   $  9,454
Sep 30, 2003                         $  7,259              $   7,953                                   $ 10,922
Dec 31, 2003                         $  8,261              $   9,314                                   $ 12,448
Mar 31, 2004                         $  9,052              $   9,724                                   $ 13,811
Jun 30, 2004                         $  9,215              $   9,766                                   $ 13,844
Sep 30, 2004                         $  8,855              $   9,744                                   $ 13,824
Dec 31, 2004                         $  9,973              $  11,240                                   $ 16,118

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2004

                      1 YEAR        5 YEARS     LIFE OF CLASS
     Class VC(2)       20.71%         -5.08%        -0.06%

(1)Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on September 30, 1999.

(2) The Class VC shares were first offered on September 15, 1999. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

    The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

    The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/04 - 12/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING        ENDING        EXPENSES
                                             ACCOUNT        ACCOUNT       PAID DURING
                                              VALUE          VALUE          PERIOD+
                                           ------------   ------------   ------------
                                                                           7/1/04 -
                                              7/1/04         12/31/04      12/31/04
                                           ------------   ------------   ------------
Actual                                     $   1,000.00   $   1,082.10   $       6.80
Hypothetical (5% Return Before Expenses)   $   1,000.00   $   1,018.60   $       6.60

+ Expenses are equal to the Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2004

SECTOR                                  %*
Basic Materials                        6.26%
Conglomerates                          1.48%
Consumer Cyclicals                    18.83%
Consumer Non-Cyclicals                 7.85%
Div. Financials                        1.79%
Energy                                 4.05%
Healthcare                             5.30%
Ind. Goods & Services                 13.02%
Non-Property Financials               12.16%
Property and Property Services         7.42%
Short-Term Investment                  1.71%
Technology                             9.96%
Telecommunications                     2.54%
Transportation                         3.51%
Utilities                              4.12%
Total                                100.00%

* Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                U.S. $
                                                                 VALUE
INVESTMENTS                                      SHARES          (000)
----------------------------------------------------------------------
COMMON STOCKS 94.82%

AUSTRALIA 5.05%

Newcrest Mining Ltd.                              7,500   $        103
Oil Search Ltd.                                  50,200             71
Promina Group Ltd.                               23,400             99
Santos Ltd.                                      11,200             74
                                                          ------------
TOTAL                                                              347
                                                          ------------
AUSTRIA 1.18%

Wienerberger AG                                   1,700             81
                                                          ------------
BRAZIL 1.38%

Unibanco-Uniqo
de Bancos
Brasileiros S.A.-GDR                              3,000             95
                                                          ------------
CANADA 2.31%

Cott Corp.*                                       3,400             84
RONA, Inc.*                                       2,200             75
                                                          ------------
TOTAL                                                              159
                                                          ------------
DENMARK 1.05%

GN Store Nord A/S
(GN Great Nordic)                                 6,700             72
                                                          ------------
FRANCE 2.69%

IPSOS S.A.                                          800             84
Neopost S.A.                                      1,300            101
                                                          ------------
TOTAL                                                              185
                                                          ------------
GERMANY 2.98%

AWD Holding AG                                    2,600            109
Puma AG Rudolf
Dassler Sport                                       350             96
                                                          ------------
TOTAL                                                              205
                                                          ------------
GREECE 1.69%

Piraeus Bank S.A.                                 6,600            116
                                                          ------------
HONG KONG 10.27%

China Merchants Holdings
Int'l., Co. Ltd.                                 52,100   $         98
China Travel Int'l.
Investment
Hong Kong Ltd.                                  220,000             71
Dah Sing Financial Group                         10,800             84
Hong Kong Exchanges &
Clearing Ltd.                                    35,600             95
Hong Kong Land
Holdings Ltd.                                    36,989             98
Orient Overseas (Int'l.) Ltd.                    18,000             68
Sino Land Co. Ltd.                               99,100             98
Techtronic
Industries Co. Ltd.                              43,100             94
                                                          ------------
TOTAL                                                              706
                                                          ------------
INDIA 1.73%

ICICI Bank Ltd. ADR                               5,900            119
                                                          ------------
IRELAND 1.09%

ICON plc ADR*                                     1,950             75
                                                          ------------
ITALY 7.17%

Davide
Campari-Milano S.p.A.                             1,500             97
FastWeb S.p.A.*                                   1,600             92
Hera S.p.A.                                      34,600            100
Milano
Assicurazioni S.p.A.                             19,500            110
Pirelli & C. Real
Estate S.p.A.                                     1,800             94
                                                          ------------
TOTAL                                                              493
                                                          ------------
JAPAN 24.87%

Aeon Mall Co. Ltd.                                1,100             78
Amada Co., Ltd.                                  12,400             69
Arisawa
Manufacturing Co., Ltd.                           2,000             91
Arrk Corp.                                        1,100             45
Casio Computer Co., Ltd.                          4,500             70

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                U.S. $
                                                                 VALUE
INVESTMENTS                                      SHARES          (000)
----------------------------------------------------------------------
Diamond City Co., Ltd.                            2,150   $         50
Don Quijote Co. Ltd.                              1,300             66
Global Media Online, Inc.                         3,500             82
Gulliver Int'l. Co. Ltd.                            590             79
Japan Cash
Machine Co., Ltd.                                 1,400             60
Joint Corp.                                       2,700             73
KOSE Corp.                                        2,200             97
Matsumotokiyoshi Co. Ltd.                         3,000             85
Misumi Corp.                                      2,400             70
Mitsui Mining &
Smelting Co., Ltd.                               15,800             70
Nitori Co. Ltd.                                   1,350             88
OBIC Business
Consultants Co. Ltd.                                900             46
Park24 Co., Ltd.                                  5,200             93
Rengo Co., Ltd.                                  14,800             66
Rinnai Corp.                                      2,300             62
Shinko Electric
Industries Co. Ltd.                               1,700             52
Sumitomo Rubber
Industries Ltd.                                   9,200             86
Take and Give
Needs Co. Ltd.*                                      60             61
TIS Inc.                                          1,600             70
                                                          ------------
TOTAL                                                            1,709
                                                          ------------
LUXEMBOURG 1.35%

Gemplus International S.A.*                      39,800             93
                                                          ------------
NETHERLANDS 2.49%

Aalberts Industries N.V.                          1,700             83
Kon Inklijke (Royal)
P&O Nedlloyd N.V.                                 1,950             88
                                                          ------------
TOTAL                                                              171
                                                          ------------
RUSSIA 1.11%

VimpelCom ADR*                                    2,100             76
                                                          ------------
SOUTH KOREA 0.76%

NHN Corp.*                                          640             52
                                                          ------------
SPAIN 8.99%

Corporacion Mapfre S.A.                           6,700   $         99
Fadesa Inmobiliaria, S.A.*                        5,200            101
Gestevision Telecinco, S.A.*                      4,600             95
Grupo Empresarial
ENCE, S.A.                                        1,600             49
Iberia, Lineas Aereas
de Espana, S.A.                                  21,900             76
Indra Sistemas, S.A.                              6,000            102
Prosegur Compania
de Seguridad, S.A.                                4,900             96
                                                          ------------
TOTAL                                                              618
                                                          ------------
SWEDEN 1.27%

Getinege AB, Class B                              7,000             87
                                                          ------------
SWITZERLAND 4.29%

Actelion Ltd.*                                      780             80
Geberit AG                                          125             91
Nobel Biocare Holding AB                            600            109
Sez Holdings AG
Registered Shares*                                  600             15
                                                          ------------
TOTAL                                                              295
                                                          ------------
UNITED KINGDOM 11.10%

AWG plc                                           6,500            103
Cairn Energy plc*                                 3,300             69
CSR plc*                                         10,200             76
Intertek Group plc                                7,100             96
Kesa Electricals plc                             15,700             85
Michael Page
International plc                                22,800             82
NEXT plc                                          2,900             92
Northgate plc                                     4,200             69
Paladin Resources plc                            16,100             54
Peter Hambro Mining plc*                          3,800             37
                                                          ------------
TOTAL                                                              763
                                                          ------------
TOTAL COMMON STOCKS
(Cost $5,147,357)                                                6,517
                                                          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2004

                                              PRINCIPAL         U.S. $
                                                 AMOUNT          VALUE
INVESTMENTS                                        (000)         (000)
----------------------------------------------------------------------
SHORT-TERM INVESTMENT 1.64%

REPURCHASE AGREEMENT 1.64%

Repurchase Agreement
dated 12/31/2004,
1.80% due 1/3/2005
with State Street
Bank & Trust Co.
collateralized by
$90,000 of United
States Treasury
Notes at 3.375%
due 1/15/2007;
value: $116,541;
proceeds: $113,086
(Cost $113,069)                            $        113   $        113
                                                          ------------
TOTAL INVESTMENTS IN
SECURITIES 96.46%
(Cost $5,260,426)                                                6,630
                                                          ============
CASH AND OTHER ASSETS
IN EXCESS OF
LIABILITIES 3.54%                                                  243
                                                          ============
NET ASSETS 100.00%                                        $      6,873
                                                          ============

  * Non-income producing security.
ADR American Depository Receipt.
GDR Global Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
   Investments in securities, at value (Cost $5,260,426)       $    6,629,752
   Foreign cash, at value (Cost $356,759)                             372,851
   Receivables:
     Interest and dividends                                             8,441
     Investment securities sold                                        13,997
     Capital shares sold                                                2,046
     From advisor                                                       2,000
   Prepaid expenses                                                     7,069
-----------------------------------------------------------------------------
   TOTAL ASSETS                                                     7,036,156
-----------------------------------------------------------------------------

LIABILITIES:
   Payables:
     Investment securities purchased                                   91,755
     Capital shares reacquired                                         20,643
     Management fee                                                     5,559
     Fund administration                                                  221
     Directors' fees                                                    1,258
   Accrued expenses and other liabilities                              43,951
-----------------------------------------------------------------------------
   TOTAL LIABILITIES                                                  163,387
=============================================================================
NET ASSETS                                                     $    6,872,769
=============================================================================

COMPOSITION OF NET ASSETS:
Paid-in capital                                                $    5,827,876
Undistributed net investment income                                     9,468
Accumulated net realized loss on investments and
   foreign currency related transactions                             (349,655)
Net unrealized appreciation on investments and translation
   of assets and liabilities denominated in foreign currencies      1,385,080
-----------------------------------------------------------------------------
NET ASSETS                                                     $    6,872,769
=============================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK
   AUTHORIZED, $.001 PAR VALUE)                                       802,653
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                  $         8.56
=============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends                                                      $       78,308
Interest                                                                2,044
Foreign withholding tax                                                (7,046)
-----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                73,306
-----------------------------------------------------------------------------

EXPENSES:
Management fee                                                         49,935
Shareholder servicing                                                  20,024
Professional                                                           15,417
Reports to shareholders                                                38,914
Fund administration                                                     1,998
Custody                                                                33,693
Directors' fees                                                            67
Other                                                                  12,633
-----------------------------------------------------------------------------
Gross expenses                                                        172,681
   Expense reductions                                                     (35)
   Expenses assumed by advisor                                       (105,331)
-----------------------------------------------------------------------------
NET EXPENSES                                                           67,315
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   5,991
=============================================================================

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments and foreign currency
   related transactions                                               416,249
Net change in unrealized appreciation on investments and
   translation of assets and liabilities denominated in
   foreign currencies                                                 596,666
=============================================================================
NET REALIZED AND UNREALIZED GAIN                                    1,012,915
=============================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $    1,018,906
=============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR ENDED   FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                     DECEMBER 31, 2004    DECEMBER 31, 2003
OPERATIONS:

Net investment income                                         $        5,991        $      44,120
Net realized gain on investments and foreign
   currency related transactions                                     416,249               34,084
Net change in unrealized appreciation on
   investments and translation of assets and liabilities
   denominated in foreign currencies                                 596,666              817,482
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               1,018,906              895,686
=================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                 (7,817)             (50,336)
=================================================================================================

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                      3,194,815            1,400,611
Reinvestment of distributions                                          7,817               50,336
Cost of shares reacquired                                           (920,963)            (485,938)
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                 2,281,669              965,009
=================================================================================================
NET INCREASE IN NET ASSETS                                         3,292,758            1,810,359
=================================================================================================

NET ASSETS:
Beginning of year                                                  3,580,011            1,769,652
-------------------------------------------------------------------------------------------------
END OF YEAR                                                   $    6,872,769        $   3,580,011
=================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                      $        9,468        $        (459)
=================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED 12/31
                                                 ----------------------------------------------------------------------
                                                    2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR               $     7.10     $     5.10     $     6.26     $     8.56     $    11.86
                                                 ----------     ----------     ----------     ----------     ----------
Investment operations:
  Net investment income(a)                              .01            .11            .03            .04            .17
  Net realized and unrealized gain (loss)              1.46           1.99          (1.14)         (2.33)         (3.15)
                                                 ----------     ----------     ----------     ----------     ----------
    Total from investment operations                   1.47           2.10          (1.11)         (2.29)         (2.98)
                                                 ----------     ----------     ----------     ----------     ----------
Distributions to shareholders from:
  Net investment income                                (.01)          (.10)          (.05)          (.01)          (.24)
  Net realized gain                                       -              -              -              -           (.08)
                                                 ----------     ----------     ----------     ----------     ----------
    Total distributions                                (.01)          (.10)          (.05)          (.01)          (.32)
                                                 ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                     $     8.56     $     7.10     $     5.10     $     6.26     $     8.56
                                                 ==========     ==========     ==========     ==========     ==========

Total Return(b)                                       20.71%         41.25%        (17.70)%       (26.73)%       (25.05)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and expense
    reductions                                         1.34%          1.40%          1.35%          1.03%             -
  Expenses, excluding waiver and expense
    reductions                                         3.45%          3.42%          5.77%          6.15%          2.37%
  Net investment income                                 .12%          1.86%           .45%           .64%          1.49%

                                                                             YEAR ENDED 12/31
                                                 ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                 $    6,873     $    3,580     $    1,770     $    1,081     $      824
   Portfolio turnover rate                            68.22%         61.83%         59.34%         52.43%         18.68%

(a)  Calculated using average shares outstanding during the year.
(b)  Total return assumes the reinvestment of all distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven portfolios. This report covers International Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are generally allocated among the portfolios within the Company on a pro rata basis.

(f) FOREIGN TRANSACTIONS-The books and the records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net Realized and Unrealized Gain
     (Loss) on the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Assets and Liabilities Denominated in Foreign Currencies on the Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net Realized Gain (Loss) on Investments and Foreign Currency Related Transactions on the Statement of Operations. As of December 31, 2004, there are no forward foreign currency exchange contracts outstanding.

(h) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(i) WHEN-ISSUED OR FORWARD TRANSACTIONS-The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprises securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of the value of fixed income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of 1.00%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ended December 31, 2004, Lord Abbett contractually had agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets. Lord Abbett has contractually agreed to continue the expense cap arrangement for the fiscal year ending December 31, 2005.

The Company, on behalf on the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2004, the Fund incurred expenses of $10,253 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2004 and 2003 are as follows:

                                                          YEAR ENDED   YEAR ENDED
                                                          12/31/2004   12/31/2003
---------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                           $    7,817   $   50,336
---------------------------------------------------------------------------------
    Total distributions paid                              $    7,817   $   50,336
=================================================================================

As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net                       $        10,726
Capital loss carryforwards*                                      (349,016)
Temporary differences                                              (1,258)
Unrealized gains - net                                          1,384,441
-------------------------------------------------------------------------
    Total accumulated earning - net                       $     1,044,893
=========================================================================

*As of December 31, 2004, the capital loss carryforward amounts along with the related expiration dates are as follows:

     2010      2011       TOTAL
-------------------------------
$ 297,413  $ 51,603   $ 349,016

As of December 31, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                                  $     5,261,065
-------------------------------------------------------------------------
Gross unrealized gain                                           1,429,461
Gross unrealized loss                                             (60,774)
-------------------------------------------------------------------------
   Net unrealized security gain                           $     1,368,687
=========================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

  UNDISTRIBUTED           ACCUMULATED
 NET INVESTMENT          NET REALIZED         PAID-IN
         INCOME                  LOSS         CAPITAL
------------------------------------------------------
  $      11,753           $   (11,364)         $ (389)

The permanent differences are primarily attributable to the tax treatment of foreign currency.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 are as follows:

PURCHASES            SALES
---------------------------------
$  5,394,206         $  3,190,245

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2004.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and record keeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity. These factors can affect Fund performance.

10. SUMMARY OF CAPITAL TRANSACTIONS
Transactions in shares of capital stock are as follows:

                                        YEAR ENDED            YEAR ENDED
                                 DECEMBER 31, 2004     DECEMBER 31, 2003
------------------------------------------------------------------------
Shares sold                                419,292               232,424
Reinvestment of distributions                  942                 7,338
Shares reacquired                         (121,882)              (82,766)
------------------------------------------------------------------------
Increase                                   298,352               156,996
------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - INTERNATIONAL PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - International Portfolio (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - International Portfolio as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE             PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                       WITH COMPANY               DURING PAST FIVE YEARS              DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                     Director since               Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC            1995; Chairman               Investment Officer of
90 Hudson Street                  since 1996                   Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                 --------------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE             PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                       WITH COMPANY               DURING PAST FIVE YEARS              DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW                 Director since 1994          Managing General Partner,           Currently serves as
Emmerling                                                      Bigelow Media, LLC                  director of Adelphia
Communications                                                 (since 2000); Senior Adviser,       Communications, Inc.,
41 Madison Ave.                                                Time Warner Inc. (1998 -            Crane Co., and Huttig
Suite 3810                                                     2000); Acting Chief                 Building Products Inc.
New York, NY                                                   Executive Officer of
Date of Birth: 10/22/1941                                      Courtroom Television
                                                               Network (1997 - 1998);
                                                               President and Chief
                                                               Executive Officer of Time
                                                               Warner Cable Programming,
                                                               Inc. (1991 - 1997).

WILLIAM H.T. BUSH                 Director since 1998          Co-founder and Chairman             Currently serves as
Bush-O'Donnell & Co., Inc.                                     of the Board of the financial       director of Wellpoint
101 South Hanley Road                                          advisory firm of Bush-              Health Networks, Inc.,
Suite 1250                                                     O'Donnell & Company (since          (since 2002), and
St. Louis, MO                                                  1986).                              Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc.
                                                                                                   (since 2000).

                                  CURRENT POSITION
NAME, ADDRESS AND                 LENGTH OF SERVICE             PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                       WITH COMPANY               DURING PAST FIVE YEARS              DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.            Director since 1998          Managing Director of                Currently serves as
Monitor Clipper Partners                                       Monitor Clipper Partners            director of Avondale,
Two Canal Park                                                 (since 1997) and President          Inc. and Interstate
Cambridge, MA                                                  of Clipper Asset                    Bakeries Corp.
Date of Birth: 10/25/1942                                      Management Corp.
                                                               (since 1991), both private
                                                               equity investment funds.

JULIE A. HILL                     Director since 2004          Owner and CEO of the                Currently serves as
1280 Bison                                                     Hillsdale Companies, a              director of Wellpoint
Newport Coast, CA                                              business consulting firm            Health Networks Inc.;
Date of Birth: 7/16/1946                                       (since 1998); Founder,              Resources Connection
                                                               President and Owner of the          Inc.; and Holcim (US)
                                                               Hiram-Hill and Hillsdale            Inc. (a subsidiary of
                                                               Development Companies               Holcim Ltd.)
                                                               (1998 - 2000).

FRANKLIN W. HOBBS                 Director since 2001          Former Chief Executive              Currently serves as
One Equity Partners                                            Officer of Houlihan Lokey           director of Adolph
320 Park Ave.                                                  Howard & Zukin, an                  Coors Company.
New York, NY                                                   investment bank
Date of Birth: 7/30/1947                                       (January 2002 - April 2003);
                                                               Chairman of Warburg Dillon
                                                               Read (1999 - 2001); Global
                                                               Head of Corporate Finance of
                                                               SBC Warburg Dillon Read (1997
                                                               - 1999); Chief Executive
                                                               Officer of Dillon, Read & Co.
                                                               (1994 - 1997).

C. ALAN MACDONALD                 Director since 1989          Retired - General Business          Currently serves as
P.O. Box 4393                                                  and Governance Consulting           director of H.J. Baker
Greenwich, CT                                                  (since 1992); formerly              (since 2003).
Date of Birth: 5/19/1933                                       President and CEO of Nestle
                                                               Foods.

THOMAS J. NEFF                    Director since 1989          Chairman of Spencer Stuart          Currently serves as
Spencer Stuart                                                 (U.S.), an executive search         director of Ace, Ltd.
277 Park Avenue                                                consulting firm (since 1996);       (since 1997) and
New York, NY                                                   President of Spencer Stuart         Hewitt Associates, Inc.
Date of Birth: 10/2/1937                                       (1979 - 1996).

                                 ---------------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                          CURRENT POSITION              LENGTH OF SERVICE                   PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH FUND                OF CURRENT POSITION                 DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                     Chief Executive              Elected in 1995                     Managing Partner and
(3/8/1945)                        Officer and President                                            Chief Investment Officer of
                                                                                                   Lord Abbett (since 1996).

NAME AND                          CURRENT POSITION              LENGTH OF SERVICE                   PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH FUND                OF CURRENT POSITION                 DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
ZANE E. BROWN                     Executive Vice               Elected in 1996                     Partner and Director of
(12/09/1951)                      President                                                        Fixed Income Management,
                                                                                                   joined Lord Abbett in 1992.

SHOLOM DINSKY                     Executive Vice               Elected in 2003                     Partner and Large Cap
(3/24/1944)                       President                                                        Value Investment Manager,
                                                                                                   joined Lord Abbett in 2000.

KEVIN P. FERGUSON                 Executive Vice               Elected in 2003                     Partner and Mid Cap
(10/3/1964)                       President                                                        Growth Investment Manager,
                                                                                                   joined Lord Abbett in 1999;
                                                                                                   formerly Portfolio
                                                                                                   Manager/Senior Vice
                                                                                                   President at Lynch & Mayer,
                                                                                                   Inc.

ROBERT P. FETCH                   Executive Vice               Elected in 2003                     Partner and Small-Cap
(2/18/1953)                       President                                                        Value Senior Investment
                                                                                                   Manager, joined Lord Abbett
                                                                                                   in 1995.

KENNETH G. FULLER                 Executive Vice               Elected in 2003                     Investment Manager -
(4/22/1945)                       President                                                        Large Cap Value, joined Lord
                                                                                                   Abbett in 2002; formerly
                                                                                                   Portfolio Manager and Senior
                                                                                                   Vice President at Pioneer
                                                                                                   Investment Management, Inc.

HOWARD E. HANSEN                  Executive Vice               Elected in 1999                     Partner and Investment
(10/13/1961)                      President                                                        Manager, joined Lord
                                                                                                   Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.       Executive Vice               Elected in 2003                     Partner and Research
(9/7/1963)                        President                                                        Analyst, joined Lord
                                                                                                   Abbett in 1998.

W. THOMAS HUDSON, JR.             Executive Vice               Elected in 1993                     Partner and Investment
(12/16/1941)                      President                                                        Manager, joined Lord
                                                                                                   Abbett in 1982.

ROBERT G. MORRIS                  Executive Vice               Elected in 1995                     Partner and Director of
(11/6/1944)                       President                                                        Equity Investments, joined
                                                                                                   Lord Abbett in 1991.

ELI M. SALZMANN                   Executive Vice               Elected in 1999                     Partner and Director of
(3/24/1964)                       President                                                        Institutional Equity
                                                                                                   Investments, joined Lord
                                                                                                   Abbett in 1997.

NAME AND                          CURRENT POSITION              LENGTH OF SERVICE                   PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH FUND                OF CURRENT POSITION                 DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. TOWLE              Executive Vice               Elected in 1999                     Partner and Investment
(10/12/1957)                      President                                                        Manager, joined Lord
                                                                                                   Abbett in 1987.

EDWARD K. VON DER LINDE           Executive Vice               Elected in 1999                     Partner and Investment
(6/12/1960)                       President                                                        Manager, joined Lord
                                                                                                   Abbett in 1988.

TRACIE E. AHERN                   Vice President               Elected in 1999                     Partner and Director of
(1/12/1968)                                                                                        Portfolio Accounting and
                                                                                                   Operations, joined Lord
                                                                                                   Abbett in 1999.

EILEEN K. BANKO                   Vice President               Elected in 1999                     Equity Analyst, joined
(11/3/1967)                                                                                        Lord Abbett in 1990.

JAMES BERNAICHE                   Chief Compliance             Elected in 2004                     Chief Compliance Officer,
(7/28/1956)                       Officer                                                          joined Lord Abbett in
                                                                                                   2001; formerly Chief
                                                                                                   Compliance Officer with
                                                                                                   Credit Suisse Asset
                                                                                                   Management.

JOAN A. BINSTOCK                  Chief Financial              Elected in 1999                     Partner and Chief
(3/4/1954)                        Officer and Vice                                                 Operations Officer, joined
                                  President                                                        Lord Abbett in 1999.

DAVID G. BUILDER                  Vice President               Elected in 1999                     Equity Analyst, joined Lord
(1/4/1954)                                                                                         Abbett in 1998.

DANIEL E. CARPER                  Vice President               Elected in 1990                     Partner, joined Lord
(1/22/1952)                                                                                        Abbett in 1979.

DANIEL H. FRASCARELLI             Vice President               Elected in 2003                     Partner and Investment
(3/11/1954)                                                                                        Manager, joined Lord
                                                                                                   Abbett in 1990.

MICHAEL S. GOLDSTEIN              Vice President               Elected in 1999                     Partner and Fixed Income
(10/29/1968)                                                                                       Investment Manager,
                                                                                                   joined Lord Abbett in 1997.

PAUL A. HILSTAD                   Vice President and           Elected in 1995                     Partner and General
(12/13/1942)                      Secretary                                                        Counsel, joined Lord
                                                                                                   Abbett in 1995.

ELLEN G. ITSKOVITZ                Vice President               Elected in 2001                     Partner and Senior
(10/30/1957)                                                                                       Research Analyst, joined
                                                                                                   Lord Abbett in 1998.

LAWRENCE H. KAPLAN                Vice President and           Elected in 1997                     Partner and Deputy
(1/16/1957)                       Assistant Secretary                                              General Counsel, joined
                                                                                                   Lord Abbett in 1997.

MAREN LINDSTROM                   Vice President               Elected in 2001                     Partner and Fixed Income
(9/17/1962)                                                                                        Investment Manager,
                                                                                                   joined Lord Abbett in 2000.

A. EDWARD OBERHAUS, III           Vice President               Elected in 1998                     Partner and Manager of
(12/21/1959)                                                                                       Equity Trading, joined Lord
                                                                                                   Abbett in 1983.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                          CURRENT POSITION              LENGTH OF SERVICE                   PRINCIPAL OCCUPATION
(DATE OF BIRTH)                       WITH FUND                OF CURRENT POSITION                 DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
CHRISTINA T. SIMMONS              Vice President and           Elected in 2001                     Assistant General Counsel,
(11/12/1957)                      Assistant Secretary                                              joined Lord Abbett in 1999;
                                                                                                   formerly Assistant General
                                                                                                   Counsel of Prudential
                                                                                                   Investments (1998 - 1999);
                                                                                                   prior thereto Counsel of
                                                                                                   Drinker, Biddle & Reath LLP,
                                                                                                   a law firm.

BERNARD J. GRZELAK                Treasurer                    Elected in 2003                     Director of Fund
(6/12/1971)                                                                                        Administration, joined Lord
                                                                                                   Abbett in 2003; formerly
                                                                                                   Vice President, Lazard Asset
                                                                                                   Management LLC; prior
                                                                                                   thereto Manager of Deloitte
                                                                                                   & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Fund's complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT(R) LOGO]


     This report when not used for the general
   information of shareholders of the Fund is to
  be distributed only if preceded or accompanied
           by a current Fund Prospectus.
                                                      LORD ABBETT SERIES FUND, INC.              LASFI-2-1204
Lord Abbett Mutual Fund shares are distributed by            INTERNATIONAL PORTFOLIO                    (2/05)
            LORD ABBETT DISTRIBUTOR LLC

[LORD ABBETT LOGO]

   2004
  ANNUAL
    REPORT

LORD ABBETT
   SERIES FUND-
   GROWTH & INCOME PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND-GROWTH AND INCOME PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund-Growth and Income Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

     BEST REGARDS,

     /s/ Robert S. Dow

     ROBERT S. DOW
     CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended December 31, 2004. In January, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified. A positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. Inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2.0% gain in March.

     Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index (CPI), which is a measure of retail prices and commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1.0% to 1.3%, and stocks responded positively to the widely expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

--------------------------------------------------------------------------------

     After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

     The combination of declining gasoline prices during much of the third quarter and the addition of 300,000-400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.3% to 1.5%. This was followed by another increase to 1.8% on September 21. Two additional increases in November and December brought the fed funds rate to 2.3% by year-end.

     In the final quarter of the year, employment increased. The CPI increased 0.5% in October and 0.1% in November. In addition, the S&P 500 Index(1) gained 1.5% in October, 4.0% in November and 3.4% in December. For 2004 as a whole, the S&P 500 Index(1) reported a gain of 10.9%.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2004?

A: Lord Abbett Series Fund-Growth and Income Portfolio returned 12.7%, reflecting performance at the Net Asset Value (NAV) of Class VC shares, with all distributions reinvested, for the year ended December 31, 2004. The Fund's benchmark, the S&P 500 Index,(1) returned 10.9% in the same period. Standardized Average Annual Total Returns as of December 31, 2004 are 1 Year: 12.7%; 5 Years:
5.5% and 10 Years: 12.8%. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND

--------------------------------------------------------------------------------

PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Strong stock selection within the information technology sector was the greatest contributor to performance relative to the index. A personal computer company outperformed due to a favorable consumer response to both the company's audio products and the recent upgrades to their line of personal computers. In addition, stock selection within the consumer staples sector aided performance. Consumer staples companies are generally suppliers of food and personal care products. Two consumer staples holdings benefited from new management and product turnarounds.

     Stock selection within the consumer discretionary sector was the largest detractor to Fund performance for the twelve-month period. The consumer discretionary sector includes stocks within the consumer durables, apparel, media, hotel and leisure industries. Four media stocks underperformed, as did two retail holdings. Stock selection within the utilities sector also hurt performance. Two energy company holdings underperformed during the period.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     PLEASE CONSIDER THE SERIES FUND INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES BEFORE INVESTING. A PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE SERIES FUND. TO OBTAIN A PROSPECTUS ON THE SERIES FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000(R) Value Index, the S&P 500/Barra Value Index and the S&P 500 Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                  THE FUND (CLASS VC SHARES)    RUSSELL 1000(R)  S&P 500/BARRA
                  AT NET ASSET VALUE            VALUE INDEX(1)   VALUE INDEX(1)     S&P 500 INDEX(1)
Dec 31, 94        $   10,000                    $   10,000       $   10,000         $   10,000
Dec 31, 95        $   12,982                    $   13,836       $   13,700         $   13,753
Dec 31, 96        $   15,498                    $   16,830       $   16,713         $   16,909
Dec 31, 97        $   19,321                    $   22,751       $   21,723         $   22,549
Dec 31, 98        $   21,812                    $   26,307       $   24,910         $   28,997
Dec 31, 99        $   25,463                    $   28,240       $   28,078         $   35,096
Dec 31, 00        $   29,481                    $   30,220       $   29,786         $   31,902
Dec 31, 01        $   27,500                    $   28,531       $   26,298         $   28,112
Dec 31, 02        $   22,542                    $   24,103       $   20,815         $   21,902
Dec 31, 03        $   29,532                    $   31,341       $   27,432         $   28,181
Dec 31, 04        $   33,268                    $   36,509       $   31,741         $   31,245

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2004

                             1 YEAR       5 YEARS      10 YEARS
            CLASS VC         12.65%        5.49%       12.77%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/04 - 12/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING     ENDING      EXPENSES
                                              ACCOUNT      ACCOUNT   PAID DURING
                                               VALUE        VALUE       PERIOD+
                                             ----------  ----------- -----------
                                                                       7/1/04 -
                                               7/1/04     12/31/04    12/31/04
                                             ----------  -----------  ---------
Actual                                       $ 1,000.00  $  1,087.50  $   4.67
Hypothetical (5% Return Before Expenses)     $ 1,000.00  $  1,020.66  $   4.52

+ Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).


--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2004

SECTOR                          %*
Consumer Discretionary        10.19%
Consumer Staples               9.45%
Energy                         8.38%
Financials                    15.53%
Healthcare                    11.19%
Industrials                   16.63%
Information Technology        10.20%
Materials                      9.32%
Short-Term Investment          5.18%
Telecommunication Services     3.18%
Utilities                      0.75%
Total                        100.00%

* Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                              SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS 95.22%

AEROSPACE & DEFENSE 0.61%
Honeywell International,
Inc.                                                    203,595   $         7,209
                                                                  ---------------

AIR FREIGHT & COURIERS 0.95%
United Parcel Service,
Inc. Class B                                            131,200            11,212
                                                                  ---------------

BEVERAGES 1.88%
Diageo plc ADR                                           72,000             4,167
PepsiCo, Inc.                                           344,486            17,982
                                                                  ---------------
TOTAL                                                                      22,149
                                                                  ---------------

BIOTECHNOLOGY 0.38%
MedImmune, Inc.*                                        166,350             4,510
                                                                  ---------------

CHEMICALS 4.58%
Dow Chemical Co. (The)                                   40,500             2,005
E.I. du Pont de
Nemours & Co.                                           489,100            23,990
Monsanto Co.                                            134,664             7,481
Potash Corp. of
Saskatchewan, Inc.(a)                                   104,400             8,672
Praxair, Inc.                                           266,500            11,766
                                                                  ---------------
TOTAL                                                                      53,914
                                                                  ---------------

COMMERCIAL BANKS 6.61%
Bank of America Corp.                                   257,238            12,087
Bank of New York Co.,
Inc. (The)                                              501,800            16,770
Marshall & Ilsley Corp.                                  94,575             4,180
Mellon Financial Corp.                                  527,254            16,403
U.S. Bancorp                                            229,200             7,179
Wachovia Corp.                                          188,900             9,936
Wells Fargo & Co.                                       180,900            11,243
                                                                  ---------------
TOTAL                                                                      77,798
                                                                  ---------------

COMMERCIAL SERVICES & SUPPLIES 0.78%
Waste Management, Inc.                                  307,700             9,213
                                                                  ---------------

COMMUNICATIONS EQUIPMENT 2.13%
Corning, Inc.*                                          233,000   $         2,742
Motorola, Inc.                                        1,297,545            22,318
                                                                  ---------------
TOTAL                                                                      25,060
                                                                  ---------------

COMPUTERS & PERIPHERALS 3.21%
Apple Computer, Inc.*                                   198,294            12,770
EMC Corp.*                                            1,525,920            22,691
International Business
Machines Corp.                                           23,100             2,277
                                                                  ---------------
TOTAL                                                                      37,738
                                                                  ---------------

DIVERSIFIED FINANCIALS 7.32%
Citigroup, Inc.                                         433,600            20,891
Goldman Sachs Group,
Inc. (The)                                               92,989             9,674
JPMorgan Chase & Co.                                    779,880            30,423
MBNA Corp.                                              199,847             5,634
Merrill Lynch & Co., Inc.                               279,600            16,712
Mitsubishi Tokyo
Financial Group, Inc. ADR                               271,500             2,775
                                                                  ---------------
TOTAL                                                                      86,109
                                                                  ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.19%
SBC Communications,
Inc.                                                    474,710            12,233
Sprint FON Group                                        131,700             3,273
Verizon Communications,
Inc.                                                    543,600            22,021
                                                                  ---------------
TOTAL                                                                      37,527
                                                                  ---------------

ELECTRIC UTILITIES 0.76%
PG&E Corp.*                                              40,400             1,345
Progress Energy, Inc.                                   166,700             7,541
                                                                  ---------------
TOTAL                                                                       8,886
                                                                  ---------------

ELECTRICAL EQUIPMENT 0.80%
Emerson Electric Co.                                    134,200             9,407
                                                                  ---------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.90%
Solectron Corp.*                                      1,973,550            10,519
                                                                  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                              SHARES            (000)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES 2.81%
Baker Hughes, Inc.                                      339,175   $        14,473
GlobalSantaFe Corp.                                     106,873             3,538
Schlumberger Ltd.(a)                                    224,270            15,015
                                                                  ---------------
TOTAL                                                                      33,026
                                                                  ---------------

FOOD & STAPLES RETAILING 1.68%
CVS Corp.                                               199,600             8,996
Kroger Co.*                                             614,570            10,780
                                                                  ---------------
TOTAL                                                                      19,776
                                                                  ---------------

FOOD PRODUCTS 3.59%
Archer-Daniels-
Midland Co.                                             154,391             3,445
H.J. Heinz Co.                                          194,830             7,596
Kellogg Co.                                             195,911             8,749
Kraft Foods, Inc. Class A                               630,100            22,438
                                                                  ---------------
TOTAL                                                                      42,228
                                                                  ---------------

HEALTHCARE EQUIPMENT & SUPPLIES 1.49%
Baxter Int'l., Inc.                                     449,805            15,536
Guidant Corp.                                            27,800             2,005
                                                                  ---------------
TOTAL                                                                      17,541
                                                                  ---------------

HEALTHCARE PROVIDERS & SERVICES 2.07%
Cardinal Health, Inc.                                   230,800            13,421
CIGNA Corp.                                             133,500            10,890
                                                                  ---------------
TOTAL                                                                      24,311
                                                                  ---------------

HOUSEHOLD DURABLES 0.60%
Newell Rubbermaid, Inc.                                 293,350             7,096
                                                                  ---------------

HOUSEHOLD PRODUCTS 1.60%
Clorox Co. (The)                                        123,566             7,282
Kimberly-Clark Corp.                                    174,425            11,479
                                                                  ---------------
TOTAL                                                                      18,761
                                                                  ---------------

INDUSTRIAL CONGLOMERATES 4.08%
General Electric Co.                                    791,700            28,897
Tyco Int'l., Ltd.(a)                                    532,700            19,039
                                                                  ---------------
TOTAL                                                                      47,936
                                                                  ---------------

INSURANCE 1.66%
American Int'l. Group,
Inc.                                                    247,707   $        16,267
Hartford Financial
Services Group, Inc. (The)                               47,300             3,278
                                                                  ---------------
TOTAL                                                                      19,545
                                                                  ---------------

MACHINERY 7.04%
Caterpillar, Inc.                                       108,700            10,599
Deere & Co.                                             451,174            33,568
Eaton Corp.                                             231,120            16,724
Illinois Tool Works, Inc.                               101,100             9,370
Parker Hannifin Corp.                                   165,200            12,512
                                                                  ---------------
TOTAL                                                                      82,773
                                                                  ---------------

MEDIA 6.62%
Clear Channel
Communications, Inc.                                    348,034            11,656
Comcast Corp. Class A*                                  641,500            21,067
Tribune Co.                                             274,405            11,563
Viacom, Inc. Class B                                    268,900             9,785
Walt Disney Co. (The)                                   857,000            23,825
                                                                  ---------------
TOTAL                                                                      77,896
                                                                  ---------------

METALS & MINING 2.51%
Alcoa, Inc.                                             465,001            14,610
Newmont Mining Corp.                                    334,936            14,875
                                                                  ---------------
TOTAL                                                                      29,485
                                                                  ---------------

MULTI-LINE RETAIL 1.08%
Federated Department
Stores, Inc.                                             15,500               896
Target Corp.                                            143,420             7,448
Wal-Mart Stores, Inc.                                    83,100             4,389
                                                                  ---------------
TOTAL                                                                      12,733
                                                                  ---------------

OFFICE ELECTRONICS 1.62%
Xerox Corp.*                                          1,124,000            19,119
                                                                  ---------------

OIL & GAS 5.61%
Exxon Mobil Corp.                                     1,288,400            66,043
                                                                  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2004

                                                                           VALUE
INVESTMENTS                                              SHARES            (000)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 2.27%
International Paper Co.                                 636,500   $        26,733
                                                                  ---------------

PERSONAL PRODUCTS 0.75%
Gillette Co.                                            195,555             8,757
                                                                  ---------------

PHARMACEUTICALS 7.29%
Bristol-Myers Squibb Co.                                214,500             5,495
GlaxoSmithKline plc ADR                                  83,506             3,957
Merck & Co., Inc.                                       334,200            10,741
Novartis AG ADR                                         364,300            18,412
Pfizer, Inc.                                            478,800            12,875
Schering-Plough Corp.                                   682,500            14,251
Wyeth                                                   471,840            20,096
                                                                  ---------------
TOTAL                                                                      85,827
                                                                  ---------------

ROAD & RAIL 2.45%
Canadian National
Railway Co.(a)                                          168,750            10,336
CSX Corp.                                               146,500             5,871
Union Pacific Corp.                                     187,000            12,576
                                                                  ---------------
TOTAL                                                                      28,783
                                                                  ---------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS 0.80%
Advanced Micro Devices,
Inc.*                                                   139,500             3,072
Novellus Systems, Inc.*                                   5,900               165
Teradyne, Inc.*                                         107,400             1,833
Texas Instruments, Inc.                                 177,800             4,377
                                                                  ---------------
TOTAL                                                                       9,447
                                                                  ---------------

SOFTWARE 1.58%
Microsoft Corp.                                         574,500            15,345
VERITAS Software Corp.*                                 114,700             3,275
                                                                  ---------------
TOTAL                                                                      18,620
                                                                  ---------------

SPECIALTY RETAIL 0.90%
Gap, Inc. (The)                                         503,607            10,636
                                                                  ---------------
TEXTILES & APPAREL 1.02%
NIKE, Inc. Class B                                      132,940            12,056
                                                                  ---------------
TOTAL COMMON STOCKS
(Cost $947,574,403)                                                     1,120,379
                                                                  ===============

                                                      PRINCIPAL
                                                         AMOUNT             VALUE
INVESTMENTS                                               (000)             (000)
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 5.20%

REPURCHASE AGREEMENT 5.20%

Repurchase Agreement
dated 12/31/2004,
1.80% due 1/3/2005
with State Street
Bank & Trust Co.
collateralized by
$45,945,000 of Federal
Home Loan Mortgage
Corp. at 1.75%
due 5/15/2005 and
$16,665,000 of Federal
National Mortgage
Assoc. at 2.625%
due 11/15/2006;
value: $62,427,152;
proceeds: $61,203,957
(Cost $61,194,778)                              $        61,195   $        61,195
                                                                  ===============

TOTAL INVESTMENTS IN
SECURITIES 100.42%
(Cost $1,008,769,181)                                                   1,181,574
                                                                  ===============

LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS (0.42%)                                                   (4,977)
                                                                  ---------------
NET ASSETS 100.00%                                                $     1,176,597
                                                                  ===============

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars
ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
   Investments in securities, at value (Cost $1,008,769,181)                  $    1,181,573,729
   Receivables:
     Interest and dividends                                                            1,755,806
     Capital shares sold                                                               2,839,764
   Prepaid expenses                                                                        6,128
------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                    1,186,175,427
================================================================================================

LIABILITIES:
   Payables:
     Investment securities purchased                                                   5,952,346
     Capital shares reacquired                                                         2,295,137
     Management fee                                                                      481,253
     Fund administration                                                                  38,334
     Directors' fees                                                                      25,244
     To bank                                                                              22,541
   Accrued expenses and other liabilities                                                763,793
------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                   9,578,648
================================================================================================
NET ASSETS                                                                    $    1,176,596,779
================================================================================================

COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $    1,001,490,389
Undistributed net investment income                                                       52,647
Accumulated net realized gain on investments                                           2,249,195
Net unrealized appreciation on investments                                           172,804,548
------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $    1,176,596,779
================================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED,
  $.001 PAR VALUE)                                                                    43,290,054
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                  $            27.18
================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends                                                                     $       16,503,340
Interest                                                                                 637,077
Foreign withholding tax                                                                  (49,127)
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                               17,091,290
------------------------------------------------------------------------------------------------

EXPENSES:
Management fee                                                                         4,397,865
Shareholder servicing                                                                  2,763,751
Professional                                                                             129,916
Reports to shareholders                                                                   40,110
Fund administration                                                                      351,829
Custody                                                                                   60,809
Directors' fees                                                                            4,912
Other                                                                                     71,551
------------------------------------------------------------------------------------------------
Gross expenses                                                                         7,820,743
   Expense reductions                                                                     (6,359)
------------------------------------------------------------------------------------------------
NET EXPENSES                                                                           7,814,384
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  9,276,906
================================================================================================

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                      30,624,701
Net change in unrealized appreciation on investments                                  81,505,691
================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                     112,130,392
================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $      121,407,298
================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE YEAR ENDED    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                         DECEMBER 31, 2004     DECEMBER 31, 2003
OPERATIONS:
Net investment income                                                         $        9,276,906    $        3,752,496
Net realized gain (loss) on investments                                               30,624,701            (2,283,215)
Net change in unrealized appreciation on investments                                  81,505,691           119,993,892
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 121,407,298           121,463,173
======================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                 (9,193,960)           (3,750,955)
Net realized gain                                                                     (9,345,787)                    -
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                  (18,539,747)           (3,750,955)
======================================================================================================================

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                        485,516,739           312,287,256
Reinvestment of distributions                                                         18,539,747             3,750,955
Cost of shares reacquired                                                            (75,309,898)          (48,458,360)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                   428,746,588           267,579,851
======================================================================================================================
NET INCREASE IN NET ASSETS                                                           531,614,139           385,292,069
======================================================================================================================

NET ASSETS:
Beginning of year                                                                    644,982,640           259,690,571
----------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                   $    1,176,596,779    $      644,982,640
======================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME              $           52,647    $          (30,299)
======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED 12/31
                                                     -------------------------------------------------------------------
                                                        2004          2003          2002          2001          2000
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR                   $     24.52   $     18.83   $     23.11   $     25.45   $     22.16
                                                     ===========   ===========   ===========   ===========   ===========

Investment operations:
  Net investment income(a)                                   .27           .20           .14           .18           .22
  Net realized and unrealized gain (loss)                   2.83          5.64         (4.31)        (1.90)         3.27
                                                     -----------   -----------   -----------   -----------   -----------
    Total from investment operations                        3.10          5.84         (4.17)        (1.72)         3.49
                                                     -----------   -----------   -----------   -----------   -----------

Distributions to shareholders from:
  Net investment income                                     (.22)         (.15)         (.11)         (.12)         (.20)
  Net realized gain                                         (.22)            -             -(c)       (.50)            -
                                                     -----------   -----------   -----------   -----------   -----------
    Total distributions                                     (.44)         (.15)         (.11)         (.62)         (.20)
                                                     -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF YEAR                         $     27.18   $     24.52   $     18.83   $     23.11   $     25.45
                                                     ===========   ===========   ===========   ===========   ===========
Total Return(b)                                            12.65%        31.01%       (18.03)%       (6.72)%       15.78%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                               .89%          .85%          .94%          .97%         1.02%
  Expenses, excluding expense
    reductions                                               .89%          .85%          .94%          .97%         1.03%
  Net investment income                                     1.05%          .93%          .70%          .76%          .97%

                                                                                YEAR ENDED 12/31
                                                     -------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------
  Net Assets, end of year (000)                      $ 1,176,597   $   644,983   $   259,691   $   183,562   $    81,889
  Portfolio turnover rate                                  27.91%        31.16%        51.79%        60.79%        42.00%
========================================================================================================================

(a) Calculated using average shares outstanding during the year.
(b) Total return assumes the reinvestment of all distributions.
(c) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers Growth and Income Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are generally allocated among the portfolios within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE
The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .50%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf on the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2004, the Fund incurred expenses of $2,684,839 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2004 and 2003 are as follows:

                                      YEAR ENDED     YEAR ENDED
                                      12/31/2004     12/31/2003
---------------------------------------------------------------
Distributions paid from:
Ordinary income                     $  9,193,960   $  3,750,955
Net long-term capital gains            9,345,787              -
---------------------------------------------------------------
   Total distributions paid         $ 18,539,747   $  3,750,955
===============================================================

As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net        $      77,891
Undistributed long-term capital gains         11,123,848
--------------------------------------------------------
Total undistributed earnings               $  11,201,739
Temporary differences                            (25,244)
Unrealized gains - net                       163,929,895
--------------------------------------------------------
   Total accumulated earning - net         $ 175,106,390
========================================================

As of December 31, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                $  1,017,643,834
--------------------------------------------------------
Gross unrealized gain                        174,982,107
Gross unrealized loss                        (11,052,212)
--------------------------------------------------------
   Net unrealized security gain         $    163,929,895
========================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 were as follows:

PURCHASES           SALES
----------------------------------
$ 631,708,524       $ 233,571,846

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2004.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2004      DECEMBER 31, 2003
--------------------------------------------------------------------------------
Shares sold                                    19,285,979             14,696,516
Reinvestment of distributions                     686,403                156,485
Shares reacquired                              (2,988,676)            (2,336,581)
--------------------------------------------------------------------------------
Increase                                       16,983,706             12,516,420
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

11.  PROPOSED REORGANIZATION

On December 9, 2004, the Company's Board of Directors approved a Plan of Reorganization (the "Plan") under which the Phoenix-Lord Abbett Large-Cap Value Series (the "Acquired Fund") of which Lord Abbett is the subadvisor, a series of the Phoenix Edge Series Fund, will be merged into the Fund.

If its shareholders approve the Plan, the Acquired Fund will transfer all of its assets and liabilities to the Fund. In exchange, shareholders of Acquired Fund will receive a proportional number of shares in the Fund. The shareholders of the Acquired Fund are expected to consider the Plan at a meeting to be held in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - GROWTH AND INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - Growth and Income Portfolio (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Growth and Income Portfolio as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                      CURRENT POSITION
NAME, ADDRESS AND                    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                           WITH COMPANY             DURING PAST FIVE YEARS          DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director since                Managing Partner and Chief    N/A
Lord, Abbett & Co. LLC          1995; Chairman                Investment Officer of
90 Hudson Street                since 1996                    Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                      CURRENT POSITION
NAME, ADDRESS AND                    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                           WITH COMPANY             DURING PAST FIVE YEARS          DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1994           Managing General Partner,     Currently serves as
Emmerling                                                     Bigelow Media, LLC            director of Adelphia
Communications                                                (since 2000); Senior Adviser, Communications, Inc.,
41 Madison Ave.                                               Time Warner Inc. (1998 -      Crane Co., and Huttig
Suite 3810                                                    2000); Acting Chief           Building Products Inc.
New York, NY                                                  Executive Officer of
Date of Birth: 10/22/1941                                     Courtroom Television
                                                              Network (1997 - 1998);
                                                              President and Chief
                                                              Executive Officer of Time
                                                              Warner Cable Programming,
                                                              Inc. (1991 - 1997).

WILLIAM H.T. BUSH               Director since 1998           Co-founder and Chairman       Currently serves as
Bush-O'Donnell & Co., Inc.                                    of the Board of the financial director of Wellpoint
101 South Hanley Road                                         advisory firm of Bush-        Health Networks, Inc.,
Suite 1250                                                    O'Donnell & Company (since    (since 2002), and
St. Louis, MO                                                 1986).                        Engineered Support
Date of Birth: 7/14/1938                                                                    Systems, Inc.
                                                                                            (since 2000).

                                      CURRENT POSITION
NAME, ADDRESS AND                    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                           WITH COMPANY             DURING PAST FIVE YEARS          DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.          Director since 1998           Managing Director of          Currently serves as
Monitor Clipper Partners                                      Monitor Clipper Partners      director of Avondale,
Two Canal Park                                                (since 1997) and President    Inc. and Interstate
Cambridge, MA                                                 of Clipper Asset              Bakeries Corp.
Date of Birth: 10/25/1942                                     Management Corp. (since
                                                              1991), both private equity
                                                              investment funds.

JULIE A. HILL                   Director since 2004           Owner and CEO of the          Currently serves as
1280 Bison                                                    Hillsdale Companies, a        director of Wellpoint
Newport Coast, CA                                             business consulting firm      Health Networks Inc.;
Date of Birth: 7/16/1946                                      (since 1998); Founder,        Resources Connection
                                                              President and Owner of the    Inc.; and Holcim (US)
                                                              Hiram-Hill and Hillsdale      Inc. (a subsidiary of
                                                              Development Companies (1998   Holcim Ltd.)
                                                              - 2000).

FRANKLIN W. HOBBS               Director since 2001           Former Chief Executive        Currently serves as
One Equity Partners                                           Officer of Houlihan Lokey     director of Adolph
320 Park Ave.                                                 Howard & Zukin, an            Coors Company.
New York, NY                                                  investment bank
Date of Birth: 7/30/1947                                      (January 2002 - April
                                                              2003); Chairman of Warburg
                                                              Dillon Read (1999 - 2001);
                                                              Global Head of Corporate
                                                              Finance of SBC Warburg
                                                              Dillon Read (1997 - 1999);
                                                              Chief Executive Officer of
                                                              Dillon, Read & Co. (1994 -
                                                              1997).

C. ALAN MACDONALD               Director since 1989           Retired - General Business    Currently serves as
P.O. Box 4393                                                 and Governance Consulting     director of H.J. Baker
Greenwich, CT                                                 (since 1992); formerly        (since 2003).
Date of Birth: 5/19/1933                                      President and CEO of Nestle
                                                              Foods.

THOMAS J. NEFF                  Director since 1989           Chairman of Spencer Stuart    Currently serves as
Spencer Stuart                                                (U.S.), an executive search   director of Ace, Ltd.
277 Park Avenue                                               consulting firm (since 1996); (since 1997) and
New York, NY                                                  President of Spencer Stuart   Hewitt Associates, Inc.
Date of Birth: 10/2/1937                                      (1979 -1996).

                                   ----------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Str 7302.

NAME AND                              CURRENT POSITION              LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                          WITH FUND                 OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Chief Executive               Elected in 1995               Managing Partner and
(3/8/1945)                      Officer and President                                       Chief Investment
                                                                                            Officer of Lord Abbett
                                                                                            (since 1996).

NAME AND                              CURRENT POSITION              LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                          WITH FUND                 OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ZANE E. BROWN                   Executive Vice                Elected in 1996               Partner and Director of
(12/09/1951)                    President                                                   Fixed Income
                                                                                            Management, joined Lord
                                                                                            Abbett in 1992.

SHOLOM DINSKY                   Executive Vice                Elected in 2003               Partner and Large Cap
(3/24/1944)                     President                                                   Value Investment
                                                                                            Manager, joined Lord
                                                                                            Abbett in 2000.

KEVIN P. FERGUSON               Executive Vice                Elected in 2003               Partner and Mid Cap
(10/3/1964)                     President                                                   Growth Investment
                                                                                            Manager, joined Lord
                                                                                            Abbett in 1999;
                                                                                            formerly Portfolio
                                                                                            Manager/Senior Vice
                                                                                            President at Lynch &
                                                                                            Mayer, Inc.

ROBERT P. FETCH                 Executive Vice                Elected in 2003               Partner and Small-Cap
(2/18/1953)                     President                                                   Value Senior Investment
                                                                                            Manager, joined Lord
                                                                                            Abbett in 1995.

KENNETH G. FULLER               Executive Vice                Elected in 2003               Investment Manager -
(4/22/1945)                     President                                                   Large Cap Value, joined
                                                                                            Lord Abbett in 2002;
                                                                                            formerly Portfolio
                                                                                            Manager and Senior Vice
                                                                                            President at Pioneer
                                                                                            Investment Management,
                                                                                            Inc.

HOWARD E. HANSEN                Executive Vice                Elected in 1999               Partner and Investment
(10/13/1961)                    President                                                   Manager, joined Lord
                                                                                            Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.     Executive Vice                Elected in 2003               Partner and Research
(9/7/1963)                      President                                                   Analyst, joined Lord
                                                                                            Abbett in 1998.

W. THOMAS HUDSON, JR.           Executive Vice                Elected in 1993               Partner and Investment
(12/16/1941)                    President                                                   Manager, joined Lord
                                                                                            Abbett in 1982.

ROBERT G. MORRIS                Executive Vice                Elected in 1995               Partner and Director of
(11/6/1944)                     President                                                   Equity Investments,
                                                                                            joined Lord Abbett in
                                                                                            1991.

NAME AND                              CURRENT POSITION              LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                          WITH FUND                 OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ELI M. SALZMANN                 Executive Vice                Elected in 1999               Partner and Director of
(3/24/1964)                     President                                                   Institutional Equity
                                                                                            Investments, joined
                                                                                            Lord Abbett in 1997.

CHRISTOPHER J. TOWLE            Executive Vice                Elected in 1999               Partner and Investment
(10/12/1957)                    President                                                   Manager, joined Lord
                                                                                            Abbett in 1987.

EDWARD K. VON DER LINDE         Executive Vice                Elected in 1999               Partner and Investment
(6/12/1960)                     President                                                   Manager, joined Lord
                                                                                            Abbett in 1988.

TRACIE E. AHERN                 Vice President                Elected in 1999               Partner and Director of
(1/12/1968)                                                                                 Portfolio Accounting
                                                                                            and Operations, joined
                                                                                            Lord Abbett in 1999.

EILEEN K. BANKO                 Vice President                Elected in 1999               Equity Analyst, joined
(11/3/1967)                                                                                 Lord Abbett in 1990.

JAMES BERNAICHE                 Chief Compliance              Elected in 2004               Chief Compliance Officer,
(7/28/1956)                     Officer                                                     joined Lord Abbett in
                                                                                            2001; formerly Chief
                                                                                            Compliance Officer with
                                                                                            Credit Suisse Asset
                                                                                            Management.

JOAN A. BINSTOCK                Chief Financial               Elected in 1999               Partner and Chief
(3/4/1954)                      Officer and Vice                                            Operations Officer,
                                President                                                   joined Lord Abbett in
                                                                                            1999.

DAVID G. BUILDER                Vice President                Elected in 1999               Equity Analyst, joined
(1/4/1954)                                                                                  Lord Abbett in 1998.

DANIEL E. CARPER                Vice President                Elected in 1990               Partner, joined Lord
(1/22/1952)                                                                                 Abbett in 1979.

DANIEL H. FRASCARELLI           Vice President                Elected in 2003               Partner and Investment
(3/11/1954)                                                                                 Manager, joined Lord
                                                                                            Abbett in 1990.

MICHAEL S. GOLDSTEIN            Vice President                Elected in 1999               Partner and Fixed
(10/29/1968)                                                                                Income Investment
                                                                                            Manager, joined Lord
                                                                                            Abbett in 1997.

PAUL A. HILSTAD                 Vice President and            Elected in 1995               Partner and General
(12/13/1942)                    Secretary                                                   Counsel, joined Lord
                                                                                            Abbett in 1995.

ELLEN G. ITSKOVITZ              Vice President                Elected in 2001               Partner and Senior
(10/30/1957)                                                                                Research Analyst,
                                                                                            joined Lord Abbett in
                                                                                            1998.

LAWRENCE H. KAPLAN              Vice President and            Elected in 1997               Partner and Deputy
(1/16/1957)                     Assistant Secretary                                         General Counsel, joined
                                                                                            Lord Abbett in 1997.

MAREN LINDSTROM                 Vice President                Elected in 2001               Partner and Fixed Income
(9/17/1962)                                                                                 Investment Manager,
                                                                                            joined Lord Abbett in
                                                                                            2000.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                              CURRENT POSITION              LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                          WITH FUND                 OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III         Vice President                Elected in 1998               Partner and Manager of
(12/21/1959)                                                                                Equity Trading, joined
                                                                                            Lord Abbett in 1983.

CHRISTINA T. SIMMONS            Vice President and            Elected in 2001               Assistant General
(11/12/1957)                    Assistant Secretary                                         Counsel, joined Lord
                                                                                            Abbett in 1999; formerly
                                                                                            Assistant General
                                                                                            Counsel of Prudential
                                                                                            Investments (1998 -
                                                                                            1999); prior thereto
                                                                                            Counsel of Drinker,
                                                                                            Biddle & Reath LLP,
                                                                                            a law firm.

BERNARD J. GRZELAK              Treasurer                     Elected in 2003               Director of Fund
(6/12/1971)                                                                                 Administration, joined
                                                                                            Lord Abbett in 2003;
                                                                                            formerly Vice
                                                                                            President, Lazard Asset
                                                                                            Management LLC; prior
                                                                                            thereto Manager of
                                                                                            Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Fund's complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2004, $9,345,787 represents long-term capital gains.

[LORD ABBETT(R) LOGO]


    This report when not used for the general
  information of shareholders of the Fund is to
  be distributed only if preceded or accompanied              Lord Abbett Series Fund, Inc.
         by a current Fund Prospectus.                             Growth and Income Portfolio

Lord Abbett Mutual Fund shares are distributed by                                                          LASFGI-2-1204
         LORD ABBETT DISTRIBUTOR LLC                                                                              (2/05)

[LORD ABBETT LOGO]

2004
  ANNUAL
    REPORT

LORD ABBETT
   SERIES FUND-
   MID-CAP VALUE PORTFOLIO


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

--------------------------------------------------------------------------------
LORD ABBETT SERIES FUND - MID-CAP VALUE PORTFOLIO
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of the Lord Abbett Series Fund - Mid-Cap Value Portfolio's (the Fund) strategies and performance for the fiscal year ended December 31, 2004. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Overall, the U.S. economy showed signs of continued improvement during the twelve-month period ended December 31, 2004. In January, the unemployment rate had declined to 5.6%, but the data also showed lower-than-expected job creation. In the face of a strengthening equity market, concern about the extent of any interest rate rise by the Federal Reserve Board (the Fed) intensified. A positive trend continued in the first half of calendar 2004, largely due to strong consumer and capital spending. Corporate profits rose, triggered by a rise in industrial production. Inflation and short-term rates remained stable. However, somewhat disappointing employment reports and higher energy prices weighed on consumer sentiment. In March and April, the U.S. housing market remained strong, and there were improvements in durable goods spending. But, retail sales dropped 0.5% in April after a 2.0% gain in March.

     Beginning in April and continuing through July, unemployment stabilized. The Producer Price Index (PPI) rose 0.1% in July, seasonally adjusted, after a decrease of 0.3% in June and a 0.8% rise in May. (The PPI measures wholesale prices of goods, i.e. before they are sold through retailers. It is sometimes used to predict movements in the Consumer Price Index (CPI), which is a measure of retail prices and commonly used as a measure of inflation.) Equity prices, as measured by the S&P 500 Index,(1) were roughly flat in April, May and June. On June 30, the Fed raised the fed funds rate from 1.0% to 1.3%, and stocks responded positively to the widely expected Fed action. (The fed funds rate is the rate at which banks lend to each other overnight.) However, equity prices declined slightly in July, as investors continued to respond to uncertainties surrounding future interest rate hikes, the continued war in Iraq, the upcoming presidential election and record-high energy prices.

--------------------------------------------------------------------------------

     After slowing during a summer "soft patch," the economy regained some traction in the third quarter of 2004. Despite indicators of renewed economic strength, however, stocks finished the third quarter down slightly. One of the key drivers of stocks during most of the summer seemed to be the direction of oil prices, with stocks falling as oil prices rose. This negative correlation lasted until mid-August when crude oil broke through the $45 per barrel price level. From mid-August through mid-September, stocks benefited from declining gasoline prices at the pump, a favorable turn of events for consumers. Equities gathered momentum until a string of hurricanes on the Gulf Coast forced production disruptions at one of the nation's largest oil-refining facilities, causing oil prices to rise again as the quarter ended.

     The combination of declining gasoline prices during much of the third quarter and the addition of 300,000-400,000 jobs, while lower than expected, contributed to a pick up in consumer spending in the third-quarter. Third-quarter unemployment declined to 5.4%. On August 10, the Fed again raised the fed funds rate from 1.3% to 1.5%. This was followed by another increase to 1.8% on September 21. Two additional increases in November and December brought the fed funds rate to 2.3% by year-end.

     In the final quarter of the year, employment increased. The CPI increased 0.5% in October and 0.1% in November. In addition, the S&P 500 Index(1) gained 1.5% in October, 4.0% in November and 3.4% in December. For 2004 as a whole, the S&P 500 Index(1) reported a gain of 10.9%.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 2004?

A: Lord Abbett Series Fund - Mid-Cap Value Portfolio returned 24.0%, reflecting performance at the Net Asset Value (NAV) of Class VC shares, with all distributions reinvested, during the twelve-month period ended December 31, 2004. The Fund's benchmark, the Russell Midcap(R) Value Index,(2) returned 23.7% in the same period. Standardized Average Annual Total Returns as of December 31, 2004 are 1 Year: 24.0%, 5 Years: 18.1% and Since Inception (09/15/99): 16.7%.
This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions but does not include mortality and expense charges, any administrative policy charges or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE

--------------------------------------------------------------------------------

WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection and an overweight position within the materials and processing sector were the greatest positive contributors to Fund performance for the twelve-month period. The materials and processing sector is the biggest sector in the Fund. The sector includes producers and processors of manufacturing materials such as paper, chemicals, forest products and packaging. Overall, this sector benefited from pricing power due to a strengthening U.S. economy and a declining U.S. dollar. A leading provider of agricultural products and solutions and a crop nutrient company also performed well. The price of fertilizers, in particular potash, has increased due to a rise in demand and limited supply. In addition, as the U.S. agriculture sector thrives, suppliers to this sector are being rewarded. One chemical holding was boosted by a company-specific operating turnaround and stronger pricing. Stock selection within the producer durables sector also helped performance. An engine company benefited from strong growth in the sale of truck engines and electrical utility power equipment. Another holding, an industrial distributor, did well due to the improving economy and the execution of cost reductions that translated into margin expansion.

     The largest detractor to Fund performance was stock selection within the financial services sector. The sector was hurt by its underweight position in Real Estate Investment Trust holdings, which performed well during the period. Stock selection within the utilities sector also took away from performance. A utility holding, whose principal activity is to transmit, distribute and market electricity, underperformed because their unregulated power subsidiary suffered from declining prices driven by increased competition. A natural gas and electric generation company underperformed and another electrical utility holding disappointed based on unfavorable regulatory rulings.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------

     PLEASE CONSIDER THE SERIES FUND INVESTMENT OBJECTIVES, RISKS, CHARGES AND ONGOING EXPENSES BEFORE INVESTING. A PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE SERIES FUND. TO OBTAIN A PROSPECTUS ON THE SERIES FUND OR ANY LORD ABBETT MUTUAL FUND, PLEASE VISIT OUR WEBSITE AT www.lordabbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

(2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value index. The index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2004; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class VC shares with the same investment the Russell Midcap(R) Value Index and the S&P MidCap 400/Barra Value Index, assuming reinvestment of all dividends and distributions. The Fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be less. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                  THE FUND (CLASS VC SHARES)  RUSSELL MIDCAP(R)  S&P MIDCAP 400/BARRA
                          AT NET ASSET VALUE     VALUE INDEX(1)        VALUE INDEX(1)
Sep 15, 1999                        $ 10,000           $ 10,000              $ 10,000
Dec 31, 1999                        $  9,867           $ 10,377              $ 10,728
Mar 31, 2000                        $ 10,932           $ 10,482              $ 11,401
Jun 30, 2000                        $ 11,706           $ 10,306              $ 11,097
Sep 30, 2000                        $ 13,113           $ 11,300              $ 12,546
Dec 31, 2000                        $ 15,041           $ 12,367              $ 13,715
Mar 31, 2001                        $ 14,811           $ 11,930              $ 13,242
Jun 30, 2001                        $ 15,669           $ 12,771              $ 14,749
Sep 30, 2001                        $ 14,372           $ 12,574              $ 12,830
Dec 31, 2001                        $ 16,251           $ 14,086              $ 14,694
Mar 31, 2002                        $ 17,187           $ 15,199              $ 16,153
Jun 30, 2002                        $ 16,146           $ 14,489              $ 15,205
Sep 30, 2002                        $ 13,779           $ 11,888              $ 12,395
Dec 31, 2002                        $ 14,661           $ 12,729              $ 13,209
Mar 31, 2003                        $ 13,497           $ 12,212              $ 12,442
Jun 30, 2003                        $ 15,559           $ 14,397              $ 14,828
Sep 30, 2003                        $ 16,267           $ 15,252              $ 15,894
Dec 31, 2003                        $ 18,289           $ 17,573              $ 18,517
Mar 31, 2004                        $ 19,479           $ 18,513              $ 19,541
Jun 30, 2004                        $ 19,984           $ 18,834              $ 19,774
Sep 30, 2004                        $ 20,070           $ 19,160              $ 19,619
Dec 31, 2004                        $ 22,685           $ 21,738              $ 22,023

                       AVERAGE ANNUAL TOTAL RETURN FOR THE
                         PERIODS ENDED DECEMBER 31, 2004

                                       1 YEAR    5 YEARS      LIFE OF CLASS
            CLASS VC(2)                 24.04%     18.12%             16.74%

(1)Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on September 30, 1999.

(2) The Class VC shares commenced operations on September 15, 1999. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/04 - 12/31/04" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING    ENDING       EXPENSES
                                                ACCOUNT     ACCOUNT    PAID DURING
                                                 VALUE       VALUE       PERIOD+
                                               ---------   --------    -----------
                                                                        7/1/04 -
                                                7/1/04     12/31/04     12/31/04
                                               ---------   --------    -----------
Actual                                        $ 1,000.00  $ 1,135.20      $ 6.28
Hypothetical (5% Return Before Expenses)      $ 1,000.00  $ 1,019.25      $ 5.94

+ Expenses are equal to the Fund's annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
DECEMBER 31, 2004

SECTOR                                     %*
Consumer Discretionary                   17.36%
Consumer Staples                          4.51%
Energy                                    7.67%
Financials                               13.54%
Healthcare                                7.22%
Industrials                              11.86%
Information Technology                    6.56%
Materials                                16.86%
Short-Term Investment                     6.84%
Telecommunication Services                1.10%
Utilities                                 6.48%
Total                                   100.00%

* Represents percent of total investments.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                                                 VALUE
INVESTMENTS                                                   SHARES             (000)
--------------------------------------------------------------------------------------
COMMON STOCKS 95.10%

AUTO COMPONENTS 1.80%
Dana Corp.                                                   867,600   $        15,036
                                                                       ---------------

CHEMICALS 9.33%
Crompton Corp.                                               868,900            10,253
Eastman Chemical Co.                                         379,200            21,891
Monsanto Co.                                                 299,000            16,609
Mosaic Co. (The)*                                            887,600            14,486
Potash Corp. of
Saskatchewan, Inc.(a)                                        175,800            14,602
                                                                       ---------------
TOTAL                                                                           77,841
                                                                       ---------------

COMMERCIAL SERVICES & SUPPLIES 2.00%
R.R. Donnelley &
Sons Co.                                                     472,400            16,671
                                                                       ---------------

COMMUNICATIONS EQUIPMENT 1.19%
Avaya, Inc.*                                                 578,400             9,948
                                                                       ---------------

CONTAINERS & PACKAGING 4.03%
Ball Corp.                                                   365,100            16,057
Pactiv Corp.*                                                694,500            17,564
                                                                       ---------------
TOTAL                                                                           33,621
                                                                       ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.12%
CenturyTel, Inc.                                             263,400             9,343
                                                                       ---------------

ELECTRIC UTILITIES 4.56%
Ameren Corp.                                                 325,100            16,301
CMS Energy Corp.*                                            837,600             8,753
Northeast Utilities                                          467,400             8,810
Puget Energy, Inc.                                           169,600             4,189
                                                                       ---------------
TOTAL                                                                           38,053
                                                                       ---------------

ENERGY EQUIPMENT & SERVICES 5.84%
GlobalSantaFe Corp.                                          464,800            15,390
Halliburton Co.                                              479,900            18,831
Pride Int'l., Inc.*                                          707,000            14,522
                                                                       ---------------
TOTAL                                                                           48,743
                                                                       ---------------

FOOD & STAPLES RETAILING 1.60%
Albertson's, Inc.                                            192,400   $         4,595
Safeway, Inc.*                                               275,300             5,434
SUPERVALU Inc.                                                96,900             3,345
                                                                       ---------------
TOTAL                                                                           13,374
                                                                       ---------------

FOOD PRODUCTS 3.00%
Archer-Daniels-
Midland Co.                                                  731,415            16,318
Dean Foods Co.*                                              264,600             8,718
                                                                       ---------------
TOTAL                                                                           25,036
                                                                       ---------------

GAS UTILITIES 2.05%
NiSource, Inc.                                               591,000            13,463
Southwest Gas Corp.                                          144,000             3,658
                                                                       ---------------
TOTAL                                                                           17,121
                                                                       ---------------

HEALTHCARE EQUIPMENT & SUPPLIES 1.57%
Bausch & Lomb, Inc.                                          202,600            13,060
                                                                       ---------------

HEALTHCARE PROVIDERS & SERVICES 3.53%
Aetna, Inc.                                                  128,000            15,968
Caremark Rx, Inc.*                                           342,800            13,517
                                                                       ---------------
TOTAL                                                                           29,485
                                                                       ---------------

HOTELS, RESTAURANTS & LEISURE 1.17%
Brinker Int'l., Inc.*                                        162,500             5,699
Yum! Brands, Inc.                                             86,000             4,057
                                                                       ---------------
TOTAL                                                                            9,756
                                                                       ---------------

HOUSEHOLD DURABLES 5.52%
American Greetings
Corp.                                                        334,800             8,487
Leggett & Platt, Inc.                                        404,300            11,494
Newell Rubbermaid,
Inc.                                                         380,700             9,209
Snap-on Inc.                                                 376,100            12,923
Tupperware Corp.                                             189,800             3,933
                                                                       ---------------
TOTAL                                                                           46,046
                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2004

                                                                                 VALUE
INVESTMENTS                                                   SHARES             (000)
--------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES 2.02%

Hubbell, Inc.                                                322,400   $        16,862
                                                                       ---------------

INSURANCE 10.96%
ACE Ltd.(a)                                                   46,300             1,979
Conseco, Inc.*                                               536,800            10,709
Everest Re Group, Ltd.(a)                                    162,500            14,554
Lincoln National Corp.                                        85,900             4,010
MBIA, Inc.                                                    45,500             2,879
PartnerRe Ltd.(a)                                            214,900            13,311
PMI Group, Inc.                                              268,700            11,218
Safeco Corp.                                                 397,300            20,755
XL Capital Ltd.
Class A(a)                                                   155,000            12,036
                                                                       ---------------
TOTAL                                                                           91,451
                                                                       ---------------

IT SERVICES 1.05%
Computer Sciences
Corp.*                                                       154,700             8,720
                                                                       ---------------

LEISURE EQUIPMENT & PRODUCTS 1.96%
Foot Locker, Inc.                                            606,900            16,344
                                                                       ---------------

MACHINERY 3.50%
CNH Global N.V.(a)                                           220,620             4,273
Cummins, Inc.                                                137,900            11,555
Timken Co. (The)                                             514,900            13,398
                                                                       ---------------
TOTAL                                                                           29,226
                                                                       ---------------

MEDIA 2.90%
Interpublic Group of
Cos., Inc.*                                                  875,300            11,729
R.H. Donnelley Corp.*                                        156,600             9,247
Westwood One, Inc.*                                          118,800             3,199
                                                                       ---------------
TOTAL                                                                           24,175
                                                                       ---------------

MULTI-LINE RETAIL 1.67%
Federated Department
Stores, Inc.                                                  91,900             5,311
May Department
Stores Co.                                                   294,600             8,661
                                                                       ---------------
TOTAL                                                                           13,972
                                                                       ---------------

OIL & GAS 1.99%
EOG Resources, Inc.                                          232,800   $        16,613
                                                                       ---------------

PAPER & FOREST PRODUCTS 3.85%
Georgia-Pacific Corp.                                        467,163            17,509
MeadWestvaco Corp.                                           432,100            14,644
                                                                       ---------------
TOTAL                                                                           32,153
                                                                       ---------------

PHARMACEUTICALS 2.27%
King Pharmaceuticals,
Inc.*                                                        948,800            11,765
Mylan Laboratories, Inc.                                     406,075             7,179
                                                                       ---------------
TOTAL                                                                           18,944
                                                                       ---------------

REAL ESTATE INVESTMENT TRUSTS 2.86%
Health Care Property
Investors, Inc.                                              119,200             3,301
Healthcare Realty
Trust, Inc.                                                  153,400             6,243
Host Marriott Corp.                                          828,600            14,335
                                                                       ---------------
TOTAL                                                                           23,879
                                                                       ---------------

ROAD & RAIL 0.30%
USF Corp.                                                     65,169             2,473
                                                                       ---------------

SOFTWARE 4.46%
Cadence Design
Systems, Inc.*                                               897,500            12,394
McAfee, Inc.*                                                502,000            14,523
Sybase, Inc.*                                                516,000            10,294
                                                                       ---------------
TOTAL                                                                           37,211
                                                                       ---------------

SPECIALTY RETAIL 1.98%
Limited Brands, Inc.                                              33                 1
OfficeMax, Inc.                                              393,800            12,357
Payless ShoeSource,
Inc.*                                                        339,000             4,170
                                                                       ---------------
TOTAL                                                                           16,528
                                                                       ---------------

TEXTILES & APPAREL 0.73%
Tommy Hilfiger Corp.*(a)                                     539,300             6,083
                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2004

                                                                                 VALUE
INVESTMENTS                                                   SHARES             (000)
--------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS 4.29%
Genuine Parts Co.                                            432,000   $        19,034
W.W. Grainger, Inc.                                          251,400            16,748
                                                                       ---------------
TOTAL                                                                           35,782
                                                                       ---------------

TOTAL COMMON STOCKS
(Cost $634,626,973)                                                            793,550
                                                                       ===============

                                                           PRINCIPAL
                                                              AMOUNT
                                                               (000)
                                                     ---------------
SHORT-TERM INVESTMENT 6.98%

REPURCHASE AGREEMENT 6.98%
Repurchase Agreement
dated 12/31/2004, 1.80%
due 1/3/2005 with State
Street Bank & Trust Co.
collateralized by
$58,455,000 of Federal
National Mortgage Assoc.
at 1.875% and 4.00%
due 2/15/2005 and
7/15/2005; value:
$59,449,390; proceeds:
$58,287,461
(Cost $58,278,719)                                   $        58,279            58,279
                                                                       ===============
TOTAL INVESTMENTS IN SECURITIES 102.08%
(Cost $692,905,692)                                                            851,829
                                                                       ===============
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS (2.08%)                                                       (17,401)
                                                                       ===============
NET ASSETS 100.00%                                                     $       834,428
                                                                       ===============

   *   Non-income producing security.
  (a)  Foreign security traded in U.S. dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
  Investments in securities, at value (Cost $692,905,692)           $   851,829,152
  Receivables:
    Interest and dividends                                                  700,450
    Capital shares sold                                                   1,856,643
  Prepaid expenses                                                            3,655
-----------------------------------------------------------------------------------
  TOTAL ASSETS                                                      $   854,389,900
===================================================================================
LIABILITIES:
  Payables:
    Investment securities purchased                                      16,721,255
    Capital shares reacquired                                             2,252,825
    Management fee                                                          499,863
    Fund administration                                                      26,752
    Directors' fees                                                             780
  Accrued expenses and other liabilities                                    460,533
-----------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                      19,962,008
===================================================================================
NET ASSETS                                                          $   834,427,892
===================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $   662,949,499
Undistributed net investment income                                         136,259
Accumulated net realized gain on investments                             12,418,674
Net unrealized appreciation on investments                              158,923,460
-----------------------------------------------------------------------------------
NET ASSETS                                                          $   834,427,892
===================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK
  AUTHORIZED, $.001 PAR VALUE)                                           40,136,743
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                        $         20.79
===================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends                                                           $     8,604,076
Interest                                                                    449,695
Securities lending-net                                                       38,990
Foreign withholding tax                                                     (14,856)
-----------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   9,077,905
-----------------------------------------------------------------------------------
EXPENSES:
Management fee                                                            4,166,823
Shareholder servicing                                                     1,867,036
Professional                                                                 81,853
Reports to shareholders                                                      57,800
Fund administration                                                         222,231
Custody                                                                      59,644
Directors' fees                                                               7,838
Registration                                                                  2,312
Other                                                                        39,679
-----------------------------------------------------------------------------------
Gross expenses                                                            6,505,216
  Expense reductions                                                         (3,979)
-----------------------------------------------------------------------------------
NET EXPENSES                                                              6,501,237
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     2,576,668
===================================================================================
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                         27,152,592
Net increase from payment by an affiliate and net gains(losses)
  realized on the disposal of investments in violation of
  investment restriction (Note 3)                                             5,274
Net change in unrealized appreciation on investments                    105,385,163
===================================================================================
NET REALIZED AND UNREALIZED GAIN                                        132,543,029
===================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   135,119,697
===================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR ENDED  FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                           DECEMBER 31, 2004   DECEMBER 31, 2003
OPERATIONS:
Net investment income                                               $     2,576,668    $     1,732,451
Net realized gain on investments                                         27,152,592          1,045,788
Net increase from payment by an affiliate and
  net gains (losses) realized on the disposal of investments
  in violation of investment restriction                                      5,274                  -
Net change in unrealized appreciation on investments                    105,385,163         60,237,949
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    135,119,697         63,016,188
======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                    (2,188,971)        (1,692,625)
Net realized gain                                                       (11,151,026)        (3,499,360)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (13,339,997)        (5,191,985)
======================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                           384,434,024        187,580,092
Reinvestment of distributions                                            13,339,997          5,191,985
Cost of shares reacquired                                               (56,732,354)       (24,817,054)
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                                       341,041,667        167,955,023
======================================================================================================
NET INCREASE IN NET ASSETS                                              462,821,367        225,779,226
======================================================================================================
NET ASSETS:
Beginning of year                                                       371,606,525        145,827,299
------------------------------------------------------------------------------------------------------
END OF YEAR                                                         $   834,427,892    $   371,606,525
======================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME                                             $       136,259    $        (2,687)
======================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED 12/31
                                             ----------------------------------------------------------------------
                                                2004           2003           2002           2001           2000
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR           $    17.04     $    13.86     $    15.45     $    14.38     $     9.87
                                             ==========     ==========     ==========     ==========     ==========
Investment operations:
  Net investment income(a)                          .09            .11            .14            .13            .26
  Net increase from payment by
    an affiliate and net gains (losses)
    realized on the disposal of investments
    in violation of investment restriction            -(c)           -              -              -              -
  Net realized and unrealized gain (loss)          4.01           3.32          (1.65)          1.03           4.80
                                             ----------     ----------     ----------     ----------     ----------
    Total from investment operations               4.10           3.43          (1.51)          1.16           5.06
                                             ----------     ----------     ----------     ----------     ----------

Distributions to shareholders from:
  Net investment income                            (.06)          (.08)          (.08)          (.05)          (.11)
  Net realized gain                                (.29)          (.17)             -           (.04)          (.44)
                                             ----------     ----------     ----------     ----------     ----------
    Total distributions                            (.35)          (.25)          (.08)          (.09)          (.55)
                                             ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                 $    20.79     $    17.04     $    13.86     $    15.45     $    14.38
                                             ==========     ==========     ==========     ==========     ==========

Total Return(b)                                   24.04%(d)      24.75%         (9.78)%         8.05%         52.45%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including waiver and expense
    reductions                                     1.17%          1.08%          1.11%           .99%             -
  Expenses, excluding waiver and expense
    reductions                                     1.17%          1.08%          1.16%          1.20%          1.56%
  Net investment income                             .46%           .75%           .95%           .88%          2.11%

                                                                        YEAR ENDED 12/31
                                             ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                              2004           2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)              $  834,428     $  371,607     $  145,827     $   35,386     $    3,578
  Portfolio turnover rate                         17.61%         15.38%         21.84%         27.83%         56.42%
===================================================================================================================

(a)  Calculated using average shares outstanding during the year.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Less than $.01.
(d) The effect of payment from an affiliate for violation of investment restriction on total return is less than .01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of seven separate portfolios. This report covers the Mid-Cap Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual portfolio are generally allocated among the portfolios within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf on the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the year ended December 31, 2004, the Fund incurred expenses of $1,788,101 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

The Fund, in violation of an investment restriction, purchased securities whose market capitalizations were not within the range of $500 million and $10 billion ("mid-sized companies"), while less than 80% of its net assets were invested in mid-sized companies. The Fund subsequently sold the securities. The realized gains of $5,401 have remained in the Fund. Lord Abbett reimbursed the Fund $5,274 for the realized losses and the commissions on the purchase and sale transactions. This amount is reflected in Net Increase from Payment by an Affiliate and Net Gains (Losses) Realized on the Disposal of Investments in Violation of Investment Restriction on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS & CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2004 and 2003 are as follows:

                                                          YEAR ENDED        YEAR ENDED
                                                          12/31/2004        12/31/2003
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                      $     2,188,971   $     2,058,584
Net long-term capital gains                               11,151,026         3,133,401
--------------------------------------------------------------------------------------
    Total distributions paid                         $    13,339,997   $     5,191,985
======================================================================================

As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net                  $     3,201,781
Undistributed long-term capital gains                      9,748,898
--------------------------------------------------------------------
Total undistributed earnings                         $    12,950,679
Temporary differences                                           (780)
Unrealized gains - net                                   158,528,494
--------------------------------------------------------------------
    Total accumulated earning - net                  $   171,478,393
====================================================================

As of December 31, 2004, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                             $   693,300,658
--------------------------------------------------------------------
Gross unrealized gain                                    162,366,148
Gross unrealized loss                                     (3,837,654)
--------------------------------------------------------------------
    Net unrealized security gain                     $   158,528,494
====================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended December 31, 2004 have been reclassified among the components of net assets based on their tax basis treatment as follows:

  UNDISTRIBUTED           ACCUMULATED
 NET INVESTMENT          NET REALIZED
         INCOME                  GAIN
-------------------------------------
     $ (248,751)            $ 248,751

The permanent differences are primarily attributable to the tax treatment of certain securities.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 are as follows:

PURCHASES                SALES
-------------------------------------
$ 402,701,443            $ 93,401,971

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2004.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who is associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodian, accounting and record keeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particualr value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                          YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31, 2004  DECEMBER 31, 2003
---------------------------------------------------------------------------------------
Shares sold                                               20,742,077         12,664,293
Reinvestment of distributions                                648,516            311,270
Shares reacquired                                         (3,062,999)        (1,684,146)
---------------------------------------------------------------------------------------
Increase                                                  18,327,594         11,291,417
---------------------------------------------------------------------------------------

11.  PROPOSED REORGANIZATION

On December 9, 2004, the Company's Board of Directors approved a Plan of Reorganization (the "Plan") under which the Phoenix-Lord Abbett Mid-Cap Value Series (the "Acquired Fund") of which Lord Abbett is the subadvisor, a series of the Phoenix Edge Series Fund, will be merged into the Fund.

If its shareholders approve the Plan, the Acquired Fund will transfer all of its assets and liabilities to the Fund. In exchange, shareholders of Acquired Fund will receive a proportional number of shares in the Fund. The shareholders of the Acquired Fund are expected to consider the Plan at a meeting to be held in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT SERIES FUND, INC. - MID-CAP VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio (the "Fund") as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Series Fund, Inc. - Mid-Cap Value Portfolio as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 14, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE         PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                      WITH COMPANY          DURING PAST FIVE YEARS              DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Director since           Managing Partner and Chief          N/A
Lord, Abbett & Co. LLC          1995; Chairman           Investment Officer of
90 Hudson Street                since 1996               Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                 --------------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.


                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE         PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                      WITH COMPANY          DURING PAST FIVE YEARS              DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW               Director since 1994      Managing General Partner,           Currently serves as
Emmerling                                                Bigelow Media, LLC (since           director of Adelphia
Communications                                           2000); Senior Adviser,              Communications, Inc.,
41 Madison Ave.                                          Time Warner Inc. (1998 -            Crane Co., and Huttig
Suite 3810                                               2000); Acting Chief                 Building Products Inc.
New York, NY                                             Executive Officer of
Date of Birth: 10/22/1941                                Courtroom Television
                                                         Network (1997 - 1998);
                                                         President and Chief
                                                         Executive Officer of Time
                                                         Warner Cable Programming,
                                                         Inc. (1991 - 1997).

WILLIAM H.T. BUSH               Director since 1998      Co-founder and Chairman             Currently serves as
Bush-O'Donnell & Co., Inc.                               of the Board of the financial       director of Wellpoint
101 South Hanley Road                                    advisory firm of Bush-              Health Networks, Inc.,
Suite 1250                                               O'Donnell & Company (since          (since 2002), and
St. Louis, MO                                            1986).                              Engineered Support
Date of Birth: 7/14/1938                                                                     Systems, Inc.
                                                                                             (since 2000).

                                 CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE         PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                      WITH COMPANY          DURING PAST FIVE YEARS              DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.          Director since 1998      Managing Director of                Currently serves as
Monitor Clipper Partners                                 Monitor Clipper Partners            director of Avondale,
Two Canal Park                                           (since 1997) and President          Inc. and Interstate
Cambridge, MA                                            of Clipper Asset                    Bakeries Corp.
Date of Birth: 10/25/1942                                Management Corp. (since
                                                         1991), both private
                                                         equity investment funds.

JULIE A. HILL                   Director since 2004      Owner and CEO of the                Currently serves as
1280 Bison                                               Hillsdale Companies, a              director of Wellpoint
Newport Coast, CA                                        business consulting firm            Health Networks Inc.;
Date of Birth: 7/16/1946                                 (since 1998); Founder,              Resources Connection
                                                         President and Owner of the          Inc.; and Holcim (US)
                                                         Hiram-Hill and Hillsdale            Inc. (a subsidiary of
                                                         Development Companies               Holcim Ltd.)
                                                         (1998 - 2000).

FRANKLIN W. HOBBS               Director since 2001      Former Chief Executive              Currently serves as
One Equity Partners                                      Officer of Houlihan Lokey           director of Adolph
320 Park Ave.                                            Howard & Zukin, an                  Coors Company.
New York, NY                                             investment bank (January
Date of Birth: 7/30/1947                                 2002 - April 2003);
                                                         Chairman of Warburg Dillon
                                                         Read (1999 - 2001); Global
                                                         Head of Corporate Finance of
                                                         SBC Warburg Dillon Read (1997
                                                         - 1999); Chief Executive
                                                         Officer of Dillon, Read & Co.
                                                         (1994 - 1997).

C. ALAN MACDONALD               Director since 1989      Retired - General Business          Currently serves as
P.O. Box 4393                                            and Governance Consulting           director of H.J. Baker
Greenwich, CT                                            (since 1992); formerly              (since 2003).
Date of Birth: 5/19/1933                                 President and CEO of Nestle
                                                         Foods.

THOMAS J. NEFF                  Director since 1989      Chairman of Spencer Stuart          Currently serves as
Spencer Stuart                                           (U.S.), an executive search         director of Ace, Ltd.
277 Park Avenue                                          consulting firm (since 1996);       (since 1997) and
New York, NY                                             President of Spencer Stuart         Hewitt Associates, Inc.
Date of Birth: 10/2/1937                                 (1979 - 1996).

                                 --------------

OFFICERS

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                        CURRENT POSITION            LENGTH OF SERVICE                 PRINCIPAL OCCUPATION
(DATE OF BIRTH)                     WITH FUND              OF CURRENT POSITION               DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Chief Executive            Elected in 1995                   Managing Partner and
(3/8/1945)                      Officer and President                                        Chief Investment Officer
                                                                                             of Lord Abbett (since 1996).

NAME AND                        CURRENT POSITION            LENGTH OF SERVICE                 PRINCIPAL OCCUPATION
(DATE OF BIRTH)                     WITH FUND              OF CURRENT POSITION               DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
ZANE E. BROWN                   Executive Vice             Elected in 1996                   Partner and Director of
(12/09/1951)                    President                                                    Fixed Income Management,
                                                                                             joined Lord Abbett in
                                                                                             1992.

SHOLOM DINSKY                   Executive Vice             Elected in 2003                   Partner and Large Cap
(3/24/1944)                     President                                                    Value Investment Manager,
                                                                                             joined Lord Abbett in
                                                                                             2000.

KEVIN P. FERGUSON               Executive Vice             Elected in 2003                   Partner and Mid Cap
(10/3/1964)                     President                                                    Growth Investment
                                                                                             Manager, joined Lord
                                                                                             Abbett in 1999; formerly
                                                                                             Portfolio Manager/Senior
                                                                                             Vice President at Lynch &
                                                                                             Mayer, Inc.

ROBERT P. FETCH                 Executive Vice             Elected in 2003                   Partner and Small-Cap
(2/18/1953)                     President                                                    Value Senior Investment
                                                                                             Manager, joined Lord
                                                                                             Abbett in 1995.

KENNETH G. FULLER               Executive Vice             Elected in 2003                   Investment Manager -
(4/22/1945)                     President                                                    Large Cap Value, joined
                                                                                             Lord Abbett in 2002;
                                                                                             formerly Portfolio
                                                                                             Manager and Senior Vice
                                                                                             President at Pioneer
                                                                                             Investment Management,
                                                                                             Inc.

HOWARD E. HANSEN                Executive Vice             Elected in 1999                   Partner and Investment
(10/13/1961)                    President                                                    Manager, joined Lord
                                                                                             Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.     Executive Vice             Elected in 2003                   Partner and Research
(9/7/1963)                      President                                                    Analyst, joined Lord
                                                                                             Abbett in 1998.

W. THOMAS HUDSON, JR.           Executive Vice             Elected in 1993                   Partner and Investment
(12/16/1941)                    President                                                    Manager, joined Lord
                                                                                             Abbett in 1982.

ROBERT G. MORRIS                Executive Vice             Elected in 1995                   Partner and Director of
(11/6/1944)                     President                                                    Equity Investments,
                                                                                             joined Lord Abbett in
                                                                                             1991.

NAME AND                        CURRENT POSITION            LENGTH OF SERVICE                 PRINCIPAL OCCUPATION
(DATE OF BIRTH)                     WITH FUND              OF CURRENT POSITION               DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
ELI M. SALZMANN                 Executive Vice             Elected in 1999                   Partner and Director of
(3/24/1964)                     President                                                    Institutional Equity
                                                                                             Investments, joined Lord
                                                                                             Abbett in 1997.

CHRISTOPHER J. TOWLE            Executive Vice             Elected in 1999                   Partner and Investment
(10/12/1957)                    President                                                    Manager, joined Lord
                                                                                             Abbett in 1987.

EDWARD K. VON DER LINDE         Executive Vice             Elected in 1999                   Partner and Investment
(6/12/1960)                     President                                                    Manager, joined Lord
                                                                                             Abbett in 1988.

TRACIE E. AHERN                 Vice President             Elected in 1999                   Partner and Director of
(1/12/1968)                                                                                  Portfolio Accounting and
                                                                                             Operations, joined Lord
                                                                                             Abbett in 1999.

EILEEN K. BANKO                 Vice President             Elected in 1999                   Equity Analyst, joined
(11/3/1967)                                                                                  Lord Abbett in 1990.

JAMES BERNAICHE                 Chief Compliance           Elected in 2004                   Chief Compliance Officer,
(7/28/1956)                     Officer                                                      joined Lord Abbett in
                                                                                             2001; formerly Chief
                                                                                             Compliance Officer with
                                                                                             Credit Suisse Asset
                                                                                             Management.

JOAN A. BINSTOCK                Chief Financial            Elected in 1999                   Partner and Chief
(3/4/1954)                      Officer and Vice                                             Operations Officer, joined
                                President                                                    Lord Abbett in 1999.

DAVID G. BUILDER                Vice President             Elected in 1999                   Equity Analyst, joined Lord
(1/4/1954)                                                                                   Abbett in 1998.

DANIEL E. CARPER                Vice President             Elected in 1990                   Partner, joined Lord
(1/22/1952)                                                                                  Abbett in 1979.

DANIEL H. FRASCARELLI           Vice President             Elected in 2003                   Partner and Investment
(3/11/1954)                                                                                  Manager, joined Lord
                                                                                             Abbett in 1990.

MICHAEL S. GOLDSTEIN            Vice President             Elected in 1999                   Partner and Fixed Income
(10/29/1968)                                                                                 Investment Manager,
                                                                                             joined Lord Abbett in 1997.

PAUL A. HILSTAD                 Vice President and         Elected in 1995                   Partner and General
(12/13/1942)                    Secretary                                                    Counsel, joined Lord
                                                                                             Abbett in 1995.

ELLEN G. ITSKOVITZ              Vice President             Elected in 2001                   Partner and Senior
(10/30/1957)                                                                                 Research Analyst, joined
                                                                                             Lord Abbett in 1998.

LAWRENCE H. KAPLAN              Vice President and         Elected in 1997                   Partner and Deputy
(1/16/1957)                     Assistant Secretary                                          General Counsel, joined
                                                                                             Lord Abbett in 1997.

MAREN LINDSTROM                 Vice President             Elected in 2001                   Partner and Fixed Income
(9/17/1962)                                                                                  Investment Manager,
                                                                                             joined Lord Abbett in 2000.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                        CURRENT POSITION            LENGTH OF SERVICE                 PRINCIPAL OCCUPATION
(DATE OF BIRTH)                     WITH FUND              OF CURRENT POSITION               DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
A. EDWARD OBERHAUS, III         Vice President             Elected in 1998                   Partner and Manager of
(12/21/1959)                                                                                 Equity Trading, joined Lord
                                                                                             Abbett in 1983.

CHRISTINA T. SIMMONS            Vice President and         Elected in 2001                   Assistant General Counsel,
(11/12/1957)                    Assistant Secretary                                          joined Lord Abbett in 1999;
                                                                                             formerly Assistant
                                                                                             General Counsel of
                                                                                             Prudential Investments
                                                                                             (1998 - 1999); prior
                                                                                              thereto Counsel of
                                                                                             Drinker, Biddle & Reath
                                                                                             LLP, a law firm.

BERNARD J. GRZELAK              Treasurer                  Elected in 2003                   Director of Fund
(6/12/1971)                                                                                  Administration, joined Lord
                                                                                             Abbett in 2003; formerly
                                                                                             Vice President, Lazard
                                                                                             Asset Management LLC;
                                                                                             prior thereto Manager of
                                                                                             Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2004 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file the Fund's complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Once filed, the Form N-Q will be available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

For corporate shareholders, all of the Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended December 31, 2004, $11,151,026 represents long-term capital gains.

[LORD ABBETT(R) LOGO]


     This report when not used for the general
 information of shareholders of the Fund is to be
    distributed only if preceded or accompanied
           by a current Fund Prospectus.
                                                         Lord Abbett Series Fund, Inc.            LASFMCV-2-1204
Lord Abbett Mutual Fund shares are distributed by               Mid-Cap Value Portfolio                    (2/05)
            LORD ABBETT DISTRIBUTOR LLC

ITEM 2:      CODE OF ETHICS.

        (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended December 31, 2004 (the "Period").

        (b)  Not applicable.

        (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

        (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

        (e)  Not applicable.

        (f) See Item 11(a) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:      AUDIT COMMITTEE FINANCIAL EXPERT.

             The Registrant's Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2004 and 2003 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                       FISCAL YEAR ENDED:
                                                        2004         2003
Audit Fees {a}                                       $  236,000   $  225,000
Audit-Related Fees {b}                                      289          138
                                                     ----------   ----------
Total audit and audit-related fees                      236,289      225,138
                                                     ----------   ----------

Tax Fees {c}                                             14,361       14,204
All Other Fees {d}                                        - 0 -          250
                                                     ----------   ----------

    Total Fees                                       $  250,650   $  239,592
                                                     ----------   ----------

----------
        {a} Consists of fees for audits of the Registrant's annual financial statements.

        {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

        {c} Fees for the fiscal year ended December 31, 2004 and 2003 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

        {d} Fees for the year ended December 31, 2003 consist of the Registrant's proportionate share of fees for testing of Anti-Money Laundering Compliance.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

                    - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
                    - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as "All Other Fees".

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended December 31, 2004 and 2003 were:

                                                       FISCAL YEAR ENDED:
                                                        2004         2003
All Other Fees {a}                                   $  120,650   $   76,900

----------
        {a} Fees for the fiscal years ended December 31, 2004 and 2003 consist of fees for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended December 31, 2004 and 2003 were:

                                                       FISCAL YEAR ENDED:
                                                       2004          2003
All Other Fees {b}                                   $    - 0 -   $   11,378

--------
        {b} Fees for the fiscal year ended December 31, 2003 represent fees for testing of Anti-Money Laundering Compliance.

(h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:      AUDIT COMMITTEE OF LISTED REGISTRANTS.

             Not applicable.

ITEM 6:      SCHEDULE OF INVESTMENTS.
             NOT APPLICABLE.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

             Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

             Not applicable.

ITEM 9:      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

             Not Applicable

ITEM10:      CONTROLS AND PROCEDURES.

        (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

        (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11:     EXHIBITS.
     (a)(1)  Amendments to Code of Ethics - Not applicable.

     (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

     (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    LORD ABBETT SERIES FUND, INC.


                                    /s/ Robert S. Dow
                                    ---------------------------------------
                                    Robert S. Dow
                                    Chief Executive Officer,
                                    Chairman and President


                                    /s/ Joan A. Binstock
                                    ---------------------------------------
                                    Joan A. Binstock
                                    Chief Financial Officer and Vice President


Date: February 14, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                    LORD ABBETT SERIES FUND, INC.


                                    /s/ Robert S. Dow
                                    ---------------------------------------
                                    Robert S. Dow
                                    Chief Executive Officer,
                                    Chairman and President


                                    /s/ Joan A. Binstock
                                    ---------------------------------------
                                    Joan A. Binstock
                                    Chief Financial Officer and Vice President


Date: February 14, 2005